UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:     BlackRock Funds II

BlackRock Global Dividend Portfolio

BlackRock Multi-Asset Income Portfolio

Fund Address:     100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2014

Date of reporting period: 07/31/2014

Item 1 – Report to Stockholders

JULY 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Global Dividend Portfolio	of BlackRock Funds II

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes continued to move higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of financial stress while facing the broader headwind of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the low-rate environment, investors looked to equities as a source of yield, pushing major indices to record highs. As stock prices moved higher, investors soon became wary of stretched valuations and a new theme emerged in the markets. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend. As a number of developing countries took steps to stabilize their finances, investors looked past political risks – hardly batting an eye at a military coup in Thailand – and poured back into these attractively priced investments.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are stretched. Consequently, markets came under pressure in July as geopolitical tensions intensified with the tragic downing of a Malaysian civilian airliner over Ukraine, the continued fragmentation of Iraq and a ground war between Israel and Hamas in Gaza. As the period came to a close, financial troubles in Argentina and Portugal as well as new U.S. and European sanctions on Russia were additional headwinds for the markets.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended July 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although small cap stocks lagged due to relatively higher valuations. Most fixed income assets produced positive returns even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.44%	16.94%
U.S. small cap equities (Russell 2000® Index)	(0.30)	8.56
International equities (MSCI Europe, Australasia, Far East Index)	7.03	15.07
Emerging market equities (MSCI Emerging Markets Index)	15.70	15.32
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.71	3.50
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.16	3.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.11	7.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.33	8.18

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2014

Investment Objective

BlackRock Global Dividend Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the Fund seeks to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2014, the Fund underperformed its performance benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

The Fund is not managed in accordance with the benchmark index and therefore can vary significantly from the index in terms of positioning and performance. Stock selection in the health care sector detracted from returns, particularly due to the Fund’s position in Sanofi SA (France), which was a weak performer during the period. Other large individual detractors over the
12-month period were McDonald’s Corp. within consumer discretionary and The Coca-Cola Co. in consumer staples.

•

Conversely, the Fund benefited from good stock selection within consumer staples. In this vein, the Fund’s positions in Imperial Tobacco Group PLC and British American Tobacco PLC had a positive impact on returns as the tobacco industry benefited from merger and acquisition activity during the period. A position in information technology firm Microsoft Corp. was another significant contributor to performance.

Describe recent portfolio activity.

•

Early in the period, Fund activity focused on rotating out of some of the more cyclical, lower-yielding companies that had outperformed and into higher-quality companies in which relative dividend yields had risen due to underperformance. Notable sales included Tesco PLC, Emerson Electric Co. and Taiwan Mobile, with the proceeds used to add back to holdings in companies in which the investment advisor maintains a high level of conviction, such as Unilever PLC, Sanofi SA, and McDonald’s Corp. In the latter half of the period, the Fund exited a position in Vodafone Group PLC after receiving the company’s dividend payout that followed the sale of its stake in Verizon Wireless to Verizon Communications, Inc. A position was initiated in Syngenta AG, a Swiss fertilizer company and a position was reinitiated in Souza Cruz SA, a Brazilian tobacco company. Other new positions included Brazilian infrastructure company CCR SA, Danish pharmaceutical company Novo Nordisk A/S and American toy manufacturer Mattel, Inc. Within consumer staples and health care, the Fund trimmed positions in some strong performers such as Lorillard, Inc. and Merck & Co., Inc., while adding to positions that had lagged the market rally.

Describe portfolio positioning at period end.

•

As of period end, economic indicators continued to suggest a slow pace of global growth. In this environment, the Fund continued to seek to invest in high-quality, dividend-paying companies with sustainable business models, strong financial positions and above-average dividend yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Ten Largest Holdings	Percent of Long-Term Investments

Imperial Tobacco Group PLC	4%
The Coca-Cola Co.	3
Sanofi SA	3
Nestlé SA, Registered Shares	3
Roche Holding AG	3
Microsoft Corp.	3
McDonald’s Corp.	3
GlaxoSmithKline PLC	3
Novartis AG, Registered Shares	3
Japan Tobacco, Inc.	3

Geographic Allocation	Percent of Long-Term Investments

United States	39%
United Kingdom	15
Switzerland	12
France	7
Sweden	4
Canada	3
Japan	3
Singapore	2
Netherlands	2
Belgium	2
Germany	2
Brazil	2
Australia	2
Italy	2
Other[1]	3

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

4	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the U.S.). The Fund’s total returns prior to November 1, 2010 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Builder Portfolio.

[3]	This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2014
		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	8.84%	11.83%	N/A	12.65%	N/A	6.55%	N/A
Investor A	8.72	11.48	5.62%	12.34	11.13%	6.27	5.37%
Investor C	8.39	10.74	9.74	11.51	11.51	5.48	5.48
MSCI All Country World Index	9.26	15.91	N/A	12.09	N/A	4.03	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on April 7, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,088.40	$3.88	$1,000.00	$1,021.08	$3.76	0.75%
Investor A	$1,000.00	$1,087.20	$5.33	$1,000.00	$1,019.69	$5.16	1.03%
Investor C	$1,000.00	$1,083.90	$9.15	$1,000.00	$1,016.02	$8.85	1.77%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2014 and held through July 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including forward foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock Global Dividend Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 1.5%
BHP Billiton PLC	983,352	$33,544,230
Belgium — 2.3%
Anheuser-Busch InBev NV	473,875	51,146,510
Brazil — 1.6%
CCR SA	2,297,244	18,134,938
Souza Cruz SA	1,964,323	18,260,087

		36,395,025
Canada — 2.9%
National Bank of Canada	459,686	20,573,831
Rogers Communications, Inc., Class B	1,165,203	45,503,135

		66,076,966
Denmark — 1.0%
Novo Nordisk A/S, Class B	483,734	22,267,333
Finland — 1.0%
Kone Oyj, Class B	558,140	23,468,451
France — 7.1%
Eutelsat Communications SA	1,121,431	38,727,511
Legrand SA	371,917	20,624,880
Sanofi SA	664,047	69,718,720
Total SA	467,122	30,126,826

		159,197,937
Germany — 1.6%
Deutsche Post AG, Registered Shares	1,140,824	36,500,206
Italy — 1.5%
Eni SpA	1,300,511	33,092,615
Japan — 2.6%
Japan Tobacco, Inc.	1,627,500	57,235,178
Netherlands — 2.3%
Royal Dutch Shell PLC, B Shares	1,219,118	52,497,579
Singapore — 2.3%
DBS Group Holdings Ltd.	2,382,000	34,704,161
Singapore Telecommunications Ltd.	5,483,000	17,833,481

		52,537,642
Sweden — 4.3%
Atlas Copco AB, A Shares	976,424	29,131,487
Hennes & Mauritz AB, B Shares	839,173	34,306,619
Svenska Handelsbanken AB, A Shares	708,418	34,117,698

		97,555,804
Switzerland — 11.5%
Givaudan SA, Registered Shares	16,653	27,237,521
Nestlé SA, Registered Shares	929,627	68,829,649
Novartis AG, Registered Shares	699,831	60,884,350
Roche Holding AG	230,538	66,903,453
Syngenta AG, Registered Shares	95,424	33,804,364

		257,659,337
Taiwan — 1.0%
Far EasTone Telecommunications Co. Ltd.	10,482,500	21,744,221
United Kingdom — 14.7%
British American Tobacco PLC	814,664	47,725,132
Diageo PLC	1,693,596	50,862,798
GlaxoSmithKline PLC	2,690,531	64,838,636
HSBC Holdings PLC	3,272,800	35,060,703

Common Stocks	Shares	Value
United Kingdom (concluded)
Imperial Tobacco Group PLC	1,761,197	$76,249,436
Unilever PLC	1,296,249	56,006,606

		330,743,311
United States — 37.4%
Altria Group, Inc.	1,221,522	49,593,793
AT&T Inc.	1,046,580	37,247,782
Chevron Corp.	434,099	56,102,955
The Coca-Cola Co.	1,775,812	69,771,654
Genuine Parts Co.	378,646	31,359,462
Johnson & Johnson	355,872	35,619,228
Kraft Foods Group, Inc.	775,930	41,578,209
Lorillard, Inc.	374,070	22,623,754
Mattel, Inc.	605,497	21,449,731
McDonald’s Corp.	702,133	66,393,696
Merck & Co., Inc.	672,325	38,147,722
Microsoft Corp.	1,548,152	66,818,240
Northrop Grumman Corp.	140,907	17,369,606
PepsiCo, Inc.	340,019	29,955,674
Pfizer, Inc.	1,726,880	49,561,456
Philip Morris International, Inc.	656,075	53,804,711
Reynolds American, Inc.	390,511	21,810,039
U.S. Bancorp	775,916	32,611,750
United Parcel Service, Inc., Class B	337,087	32,727,777
United Technologies Corp.	223,983	23,551,812
Verizon Communications, Inc.	834,791	42,239,451

		840,338,502
Total Long-Term Investments (Cost — $1,822,750,054) — 96.6%		2,172,000,847

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (a)(b)	74,601,352	74,601,352
Total Short-Term Securities (Cost — $74,601,352) — 3.3%		74,601,352
Total Investments (Cost — $1,897,351,406) — 99.9%		2,246,602,199
Other Assets Less Liabilities — 0.1%		3,187,494

Net Assets — 100.0%		$2,249,789,693

See Notes to Financial Statements.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	7

Schedule of Investments (continued)	BlackRock Global Dividend Portfolio

Notes to Schedule of Investments

(a)	Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at July 31, 2013	Net Activity	Shares/Beneficial Interest Held at July 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	39,127,650	35,473,702	74,601,352	$21,428
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	$2,674

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

8	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock Global Dividend Portfolio

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$33,544,230	—	—	$33,544,230
Belgium	—	$51,146,510	—	51,146,510
Brazil	36,395,025	—	—	36,395,025
Canada	66,076,966	—	—	66,076,966
Denmark	—	22,267,333	—	22,267,333
Finland	—	23,468,451	—	23,468,451
France	90,343,600	68,854,337	—	159,197,937
Germany	—	36,500,206	—	36,500,206
Italy	33,092,615	—	—	33,092,615
Japan	57,235,178	—	—	57,235,178
Netherlands	52,497,579	—	—	52,497,579
Singapore	—	52,537,642	—	52,537,642
Sweden	68,424,317	29,131,487	—	97,555,804
Switzerland	129,713,999	127,945,338	—	257,659,337
Taiwan	—	21,744,221	—	21,744,221
United Kingdom	188,813,204	141,930,107	—	330,743,311
United States	840,338,502	—	—	840,338,502
Short-Term Securities	74,601,352	—	—	74,601,352
Total	$1,671,076,567	$575,525,632	—	$2,246,602,199

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of July 31, 2013, securities with a value of $451,454,061 were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of July 31, 2014. Therefore, these securities were transferred from Level 2 to Level 1 during the year July 31, 2013 to July 31, 2014.

See Notes to Financial Statements.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	9

Statement of Assets and Liabilities

July 31, 2014

Assets
Investments at value — unaffiliated (cost — $1,822,750,054)	$2,172,000,847
Investments at value — affiliated (cost — $74,601,352)	74,601,352
Capital shares sold receivable	4,395,203
Dividends receivable	5,311,238
Prepaid expenses	83,473

Total assets	2,256,392,113

Liabilities
Capital shares redeemed payable	4,204,974
Investment advisory fees payable	1,109,026
Service and distribution fees payable	526,717
Transfer agent fees payable	371,164
Other affiliates payable	127,236
Officer’s and Trustees’ fees payable	6,192
Other accrued expenses payable	257,111

Total liabilities	6,602,420

Net Assets	$2,249,789,693

Net Assets Consist of
Paid-in capital	$1,884,573,138
Undistributed net investment income	2,356,362
Undistributed net realized gain	13,627,492
Net unrealized appreciation/depreciation	349,232,701

Net Assets	$2,249,789,693

Net Asset Value
Institutional — Based on net assets of $1,112,027,127 and 90,762,028 shares outstanding, unlimited shares authorized, $0.001 par value	$12.25

Investor A — Based on net assets of $712,944,527 and 58,373,526 shares outstanding, unlimited shares authorized, $0.001 par value	$12.21

Investor C — Based on net assets of $424,818,039 and 34,972,736 shares outstanding, unlimited shares authorized, $0.001 par value	$12.15

See Notes to Financial Statements.

10	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Statement of Operations

Year Ended July 31, 2014

Investment Income
Dividends — unaffiliated	$88,415,460
Dividends — affiliated	21,428
Other income — affiliated	40,077
Securities lending — affiliated — net	2,674
Foreign taxes withheld	(3,929,977)

Total income	84,549,662

Expenses
Investment advisory	11,629,921
Administration	1,265,139
Registration	201,247
Custodian	156,209
Professional	112,364
Officer and Trustees	46,557
Printing	39,282
Service — Investor A	1,677,062
Service and distribution — Investor C	3,856,532
Administration — Institutional	192,945
Administration — Investor A	150,529
Administration — Investor C	96,363
Transfer agent — Institutional	626,500
Transfer agent — Investor A	582,819
Transfer agent — Investor C	318,789
Miscellaneous	99,169

Total expenses	21,051,427
Less fees waived by Manager	(42,306)

Total expenses after fees waived	21,009,121

Net investment income	63,540,541

Realized and Unrealized Gain
Net realized gain (loss) from:
Investments	29,266,994
Foreign currency transactions	(2,369,840)

26,897,154

Net change in unrealized appreciation/depreciation on:
Investments	122,139,230
Foreign currency translations	(71,530)

122,067,700

Net realized and unrealized gain	148,964,854

Net Increase in Net Assets Resulting from Operations	$212,505,395

See Notes to Financial Statements.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	11

Statements of Changes in Net Assets

	Year Ended July 31,
Increase in Net Assets:	2014	2013

Operations
Net investment income	$63,540,541	$34,516,107
Net realized gain	26,897,154	13,483,902
Net change in unrealized appreciation/depreciation	122,067,700	133,323,100

Net increase in net assets resulting from operations	212,505,395	181,323,109

Dividends to Shareholders From[1]
Net investment income:
Institutional	(33,790,280)	(17,228,441)
Investor A	(21,372,700)	(11,736,311)
Investor C	(9,642,259)	(4,973,469)

Decrease in net assets resulting from dividends to shareholders	(64,805,239)	(33,938,221)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	385,469,686	452,387,878

Net Assets
Total increase in net assets	533,169,842	599,772,766
Beginning of year	1,716,619,851	1,116,847,085

End of year	$2,249,789,693	$1,716,619,851

Undistributed net investment income, end of year	$2,356,362	$3,996,553

[1]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Financial Highlights

	Institutional					Investor A
	Year Ended July 31,					Year Ended July 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.33	$10.13	$9.79	$8.69	$7.81	$11.30	$10.10	$9.77	$8.68	$7.81

Net investment income[1]	0.41	0.31	0.32	0.36	0.34	0.38	0.27	0.28	0.33	0.35
Net realized and unrealized gain	0.92	1.18	0.29	0.97	0.83	0.91	1.19	0.30	0.98	0.79

Net increase from investment operations	1.33	1.49	0.61	1.33	1.17	1.29	1.46	0.58	1.31	1.14

Dividends and distributions from:[2]
Net investment income	(0.41)	(0.29)	(0.27)	(0.23)	(0.29)	(0.38)	(0.26)	(0.25)	(0.22)	(0.27)
Net realized gain	—	—	(0.00)[3]	—	—	—	—	(0.00)[3]	—	—

Total dividends and distributions	(0.41)	(0.29)	(0.27)	(0.23)	(0.29)	(0.38)	(0.26)	(0.25)	(0.22)	(0.27)

Net asset value, end of year	$12.25	$11.33	$10.13	$9.79	$8.69	$12.21	$11.30	$10.10	$9.77	$8.68

Total Return[4]
Based on net asset value	11.83%	14.81%	6.33%	15.41%	15.03%	11.48%	14.58%	6.00%	15.14%	14.66%

Ratios to Average Net Assets
Total expenses	0.75%	0.81%	0.86%	0.99%[5]	7.86%[6]	1.03%	1.06%	1.11%	1.23%[5]	8.58%[6]

Total expenses excluding recoupment of past waived and/or reimbursed fees	0.75%	0.81%	0.85%	0.99%[5]	7.86%[6]	1.03%	1.06%	1.10%	1.23%[5]	8.58%[6]

Total expenses after fees waived and/or reimbursed	0.75%	0.80%	0.86%	0.89%[5]	0.75%[6]	1.03%	1.06%	1.11%	1.14%[5]	1.00%[6]

Net investment income	3.42%	2.83%	3.25%	3.65%[5]	3.97%[6]	3.14%	2.54%	2.93%	3.38%[5]	4.05%[6]

Supplemental Data
Net assets, end of year (000)	$1,112,027	$812,277	$492,113	$154,543	$1,338	$712,945	$572,796	$383,912	$178,933	$629

Portfolio turnover rate	14%	18%	24%	14%	3%	14%	18%	24%	14%	3%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%.

See Notes to Financial Statements.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	13

Financial Highlights (concluded)

	Investor C
	Year Ended July 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.24	$10.06	$9.74	$8.67	$7.81

Net investment income[1]	0.29	0.19	0.21	0.26	0.26
Net realized and unrealized gain	0.91	1.17	0.30	0.98	0.81

Net increase from investment operations	1.20	1.36	0.51	1.24	1.07

Dividends and distributions from:[2]
Net investment income	(0.29)	(0.18)	(0.19)	(0.17)	(0.21)
Net realized gain	—	—	(0.00)[3]	—	—

Total dividends and distributions	(0.29)	(0.18)	(0.19)	(0.17)	(0.21)

Net asset value, end of year	$12.15	$11.24	$10.06	$9.74	$8.67

Total Return[4]
Based on net asset value	10.74%	13.63%	5.32%	14.40%	13.72%

Ratios to Average Net Assets
Total expenses	1.77%	1.81%	1.86%	1.95%[5]	9.13%[6]

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.77%	1.81%	1.85%	1.95%[5]	9.13%[6]

Total expenses after fees waived and/or reimbursed	1.77%	1.81%	1.86%	1.88%[5]	1.75%[6]

Net investment income	2.40%	1.79%	2.22%	2.69%[5]	3.03%[6]

Supplemental Data
Net assets, end of year (000)	$424,818	$331,547	$240,822	$108,544	$141

Portfolio turnover rate	14%	18%	24%	14%	3%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%.

See Notes to Financial Statements.

14	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Dividend Portfolio (the “Fund”) is a series of the Trust and is classified as non-diversified.

The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valuedat NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	15

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro-rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

16	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Notes to Financial Statements (continued)

3. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended July 31, 2014
	Net Realized Gain (Loss) from	Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$(1,994,347)	$(99,800)

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	17

Notes to Financial Statements (continued)

For the year ended July 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average number of contracts - USD sold	1
Average U.S. dollar amounts sold	$2,967,048

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterpartiesto terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, based on the average daily net assets that is attributable to the Fund’s direct investments in fixed income and equity securities and instruments, including exchange traded funds advised by the Manager or other investment advisors, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisors) and excludes investments in other BlackRock equity and/or fixed income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.600%
$1 Billion - $2 Billion	0.550%
$2 Billion - $3 Billion	0.525%
Greater than $3 Billion	0.500%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL

18	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Notes to Financial Statements (continued)

ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2014, the Fund paid $14,624, $58 and $77 to affiliates of BlackRock in return for these services to Institutional, Investor A and Investor C shareholders, respectively, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$3,618	$8,797	$5,305	$17,720

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the Statement of Operations, is paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee – Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended July 31, 2014, the Fund paid $1,233,109 to the Manager in return for these services, which is included in administration and administration — class specific in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 2.00% for Institutional Shares, 2.25% for Investor A Shares and 3.00% for Investor C Shares. This agreement will automatically renew on December 1 of each year for an additional year until December 1, 2023, unless terminated earlier by the Board, including a majority of the Independent Trustees.

In addition, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.00% for Institutional Shares, 1.25% for Investor A Shares and 2.00% for Investor C Shares. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2014, unless approved by the Board, including a majority of the Independent Trustees.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	19

Notes to Financial Statements (continued)

lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

There are no Fund level and class specific waivers and/or reimbursements subject to recoupment.

For the year ended July 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $169,155.

For the year ended July 31, 2014, affiliates received CDSCs in the amount of $16,776 and $46,427 for the Fund’s Investor A and Investor C Shares, respectively.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 75% of securities lending income (commencing January 1, 2015, the amount the Fund will retain is expected to change to 70% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 (the “Hurdle Date”), the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 80% of securities lending income (following any Hurdle Date after January 1, 2015, the Fund will retain 75% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended July 31, 2014, the Fund paid BIM $1,212 for securities lending agent services.

The Fund recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statement of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer which is included in officer and trustees in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2014, were $620,647,646 and $270,692,664, respectively.

20	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Notes to Financial Statements (continued)

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended July 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2014, the following permanent difference attributable to foreign currency transactions was reclassified to the following accounts:

Undistributed net investment income	$(375,493)
Undistributed net realized gain	$375,493

The tax character of distributions paid was as follows:

	7/31/14	7/31/13
Ordinary income	$64,805,239	$33,938,221

As of July 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$2,750,126
Undistributed long-term capital gains	15,327,753
Net unrealized gains[1]	347,138,676

Total	$365,216,555

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

During the year ended July 31, 2014, the Fund utilized $11,422,622 of its capital loss carryforward.

As of July 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,899,445,431

Gross unrealized appreciation	$358,485,981
Gross unrealized depreciation	(11,329,213)

Net unrealized appreciation	$347,156,768

8. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended July 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy;

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	21

Notes to Financial Statements (concluded)

overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of July 31, 2014, the Fund’s investments had the following industry classifications:

Industry
Pharmaceuticals	19%
Tobacco	16
Beverages	9
Oil, Gas & Consumable Fuels	8
Food Products	8
Banks	7
Other[1]	33

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	35,730,188	$428,954,072	38,355,722	$417,503,498
Shares issued in reinvestment of dividends	2,055,445	24,909,599	1,110,734	12,178,027
Shares redeemed	(18,708,043)	(223,302,886)	(16,347,108)	(175,912,470)

Net increase	19,077,590	$230,560,785	23,119,348	$253,769,055

Investor A
Shares sold	21,588,503	$257,427,199	21,621,065	$233,327,238
Shares issued in reinvestment of dividends	1,666,663	20,135,161	1,006,524	10,986,079
Shares redeemed	(15,585,147)	(187,710,106)	(9,918,104)	(106,285,158)

Net increase	7,670,019	$89,852,254	12,709,485	$138,028,159

Investor C
Shares sold	9,598,239	$114,011,263	9,775,587	$105,453,777
Shares issued in reinvestment of dividends	704,312	8,487,836	400,698	4,363,792
Shares redeemed	(4,824,928)	(57,442,452)	(4,620,768)	(49,226,905)

Net increase	5,477,623	$65,056,647	5,555,517	$60,590,664

Total Net Increase	32,225,232	$385,469,686	41,384,350	$452,387,878

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and the Shareholders of BlackRock Global Dividend Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Dividend Portfolio (the “Fund”), a series of BlackRock Funds II, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Dividend Portfolio of BlackRock Funds II as of July 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 24, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Dividend Portfolio during the fiscal year ended July 31, 2014:

Payable Date	Qualified Dividend Income for Individuals	Dividends Qualifying for the Dividends Received Deduction for Corporations	Foreign Source Income[1]	Foreign Taxes Paid Per Share[2]
10/18/2013	100.00%[1]	20.20%[1]	46.84%	0.002244
12/16/2013	100.00%	20.20%	—	—
4/17/2014	100.00%[1]	47.95%[1]	68.25%	0.014218
7/18/2014	100.00%[1]	47.95%[1]	68.25%	0.005950

[1]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[2]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Global Dividend Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper

24	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

(“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with,

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, first and second quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period and noted that they will monitor the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive

26	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2015, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	27

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis, plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s, Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 97 Portfolios	None

28	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None

[1]     The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]     Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[3]     Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None
Laurence D. Fink 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios	None

[4]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	29

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principle of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock International Limited Edinburgh, Scotland EH3 8BL	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

30	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	31

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

32	BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income

Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternative Strategies Fund
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath® Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK GLOBAL DIVIDEND PORTFOLIO	JULY 31, 2014	33

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GDP-7/14-AR

JULY 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Multi-Asset Income Portfolio	of BlackRock Funds II

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes continued to move higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of financial stress while facing the broader headwind of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the low-rate environment, investors looked to equities as a source of yield, pushing major indices to record highs. As stock prices moved higher, investors soon became wary of stretched valuations and a new theme emerged in the markets. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend. As a number of developing countries took steps to stabilize their finances, investors looked past political risks – hardly batting an eye at a military coup in Thailand – and poured back into these attractively priced investments.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are stretched. Consequently, markets came under pressure in July as geopolitical tensions intensified with the tragic downing of a Malaysian civilian airliner over Ukraine, the continued fragmentation of Iraq and a ground war between Israel and Hamas in Gaza. As the period came to a close, financial troubles in Argentina and Portugal as well as new U.S. and European sanctions on Russia were additional headwinds for the markets.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended July 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although small cap stocks lagged due to relatively higher valuations. Most fixed income assets produced positive returns even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2014
	6-month	12-month
U.S large cap equities (S&P 500® Index)	9.44%	16.94%
U.S. small cap equities (Russell 2000® Index)	(0.30)	8.56
International equities (MSCI Europe, Australasia, Far East Index)	7.03	15.07
Emerging market equities (MSCI Emerging Markets Index)	15.70	15.32
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.71	3.50
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.16	3.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.11	7.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.33	8.18

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2014

Investment Objective

BlackRock Multi-Asset Income Portfolio’s (the “Fund”) investment objective is to seek to maximize current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended July 31, 2014, the Fund’s Institutional Share Class returned 9.52%, while the Investor A Shares returned 9.35% and Investor C Shares returned 8.54%. For the same period, a blended benchmark of 50% MSCI World Index/50% Barclays U.S. Aggregate Bond Index returned 9.93%.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has flexibility to invest across all asset classes and is managed within a risk controlled framework.

•

Risk asset prices generally moved higher during the 12-month period. As a result, the largest positive contributors to performance included the Fund’s exposure to global developed market equities and equity-linked notes. Exposure to Master Limited Partnerships (“MLPs”), preferred stocks, non-agency residential mortgage-backed securities (“MBS”) and high yield bonds also had a positive impact on results.

•	The Fund generated income from a variety of asset classes, regions and sectors. The main contributors to overall portfolio yield were high yield bonds, preferred stock and equity-linked notes.

•

The Fund’s allocation to investment grade credit proved to be the largest detractor from performance given that core fixed income produced modest returns relative to riskier assets. Additionally, emerging markets came under stress due to deteriorating growth expectations and massive capital outflows. While this asset class rebounded toward the end of the period, the Fund’s allocation to emerging market equities underperformed developed equities for the full period. Both investment grade bonds and emerging market equities finished the period with positive absolute returns.

Describe recent portfolio activity.

•

The Fund’s allocations to high yield bonds and floating rate loan interests were meaningfully reduced during the period due to the continued decline in yield spreads and increased concerns about liquidity. The Fund’s exposures to commercial mortgage-backed securities and non-agency residential MBS were increased, taking advantage of their attractive valuations relative to other spread sectors and further diversifying the Fund’s fixed income allocation.

•

At the beginning of the period, the Fund introduced new allocations to European risk assets, including high yield bonds and dividend-paying stocks, given their relatively attractive valuations and the region’s improving economic landscape at that time. More recently, the Fund reduced exposure to European risk assets due to deteriorating economic data across the core countries, most notably Germany and France. Additionally, the Fund reduced exposure to emerging market equities in early 2014 due to worsening growth prospects and increased negative investor sentiment regarding this market segment.

•

The Fund continued to use a covered call strategy within its equity holdings, as this strategy provides higher income and better potential upside than what has recently been available in lower quality fixed income sectors such as U.S. high yield.

•

Lastly, strong returns across risk assets and record low volatility prompted the Fund to increase allocations to S&P 500 put options and cash in order to add to the Fund’s downside protection. The Fund’s higher cash allocation did not have a meaningful impact on performance for the period.

Describe portfolio positioning at period end.

•

The Fund was allocated across a number of diverse asset classes at period end, including global equities, preferred stocks, high yield bonds, MBS, investment grade bonds, emerging market equities, floating rate loan interests, emerging market bonds, MLPs and cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Ten Largest Holdings	Percent of Long-Term Investments

iShares iBoxx $ High Yield Corporate Bond ETF	5%
Alternative Loan Trust	4
WaMu Mortgage Pass-Through Certificates Trust	2
Bank of America Corp.	1
Wells Fargo & Co.	1
SPDR Barclays Capital High Yield Bond ETF	1
Structured Asset Mortgage Investments II Trust	1
iShares U.S. Preferred Stock ETF	1
Barclays Bank PLC	1
JPMorgan Chase & Co.	1

Portfolio Composition	Percent of Long-Term Investments

Common Stocks	28%
Corporate Bonds	20
Equity-Linked Notes	16
Non-Agency Mortgage-Backed Securities	13
Preferred Securities	9
Investment Companies	7
Asset-Backed Securities	4
Floating Rate Loan Interests	2
U.S. Government Sponsored Agency Securities	1

4	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund may invest up to 80% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Fund may also invest significantly in BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated exchange traded funds (“ETFs”). The Fund’s total returns prior to November 28, 2011 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Portfolio.

[3]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (50%) and Barclays U.S. Aggregate Bond Index (50%).

[4]

This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of a market value-weighted average of performance of all securities listed in the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2014
				Average Annual Total Returns[7]
				1 Year		5 Years		Since Inception[8]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.69%	4.52%	5.32%	9.52%	N/A	11.17%	N/A	6.82%	N/A
Investor A	4.20	4.02	5.19	9.35	3.61%	10.90	9.71%	6.55	5.64%
Investor C	3.68	3.48	4.80	8.54	7.54	10.07	10.07	5.76	5.76
50% MSCI World Index/50% Barclays U.S. Aggregate Bond Index	—	—	5.31	9.93	N/A	8.85	N/A	4.98	N/A
MSCI World Index	—	—	8.50	15.96	N/A	12.77	N/A	4.43	N/A
Barclays U.S. Aggregate Bond Index	—	—	2.16	3.97	N/A	4.47	N/A	4.60	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on April 7, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,053.20	$2.80	$1,000.00	$1,022.07	$2.76	0.55%
Investor A	$1,000.00	$1,051.90	$4.07	$1,000.00	$1,020.83	$4.01	0.80%
Investor C	$1,000.00	$1,048.00	$7.87	$1,000.00	$1,017.11	$7.75	1.55%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[10]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2014 and held through July 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ACAS CLO Ltd., Series 2013-1A, Class D, 3.83%, 4/20/25 (a)(b)	USD	2,000	$1,925,000
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.88%, 4/15/24 (a)(b)		4,750	4,589,464
ALM IV Ltd., Series 2011-4A, Class E, 4.43%, 7/18/22 (a)(b)		3,932	3,818,947
ALM V Ltd.:
Series 2012-5A, Class C, 4.72%, 2/13/23 (a)(b)		2,500	2,502,480
Series 2012-5A, Class D, 5.72%, 2/13/23 (a)(b)		5,000	4,924,470
ALM VII Ltd., Series 2012-7A, Class C, 4.73%, 10/19/24 (a)(b)		1,000	999,973
ALM VII R Ltd.:
Series 2013-7RA, Class C, 3.68%, 4/24/24 (a)(b)		2,500	2,389,570
Series 2013-7RA, Class D, 5.23%, 4/24/24 (a)(b)		2,000	1,901,212
ALM VIII Ltd.:
Series 2013-8A, Class C, 3.43%, 1/20/26 (a)(b)		3,200	2,995,203
Series 2013-8A, Class D, 4.73%, 1/20/26 (a)(b)		2,000	1,792,852
ALM XIV Ltd., Series 2014-14A, Class D, 5.08%, 7/28/26 (a)(b)		2,000	1,820,200
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.25%, 6/17/31 (a)(b)		1,128	1,129,788
AmeriCredit Automobile Receivables Trust:
Series 2013-2, Class B, 1.19%, 5/08/18		980	981,001
Series 2013-2, Class C, 1.79%, 3/08/19		1,200	1,206,775
Series 2013-4, Class B, 1.66%, 9/10/18		1,000	1,006,421
Series 2013-4, Class C, 2.72%, 9/09/19		900	923,528
Apidos CDO XI, Series 2012-11A, Class D, 4.48%, 1/17/23 (a)(b)		1,600	1,599,954
Apidos CDO XII, Series 2013-12A, Class D, 3.28%, 4/15/25 (a)(b)		1,500	1,398,756
ARES CLO Ltd., Series 2013-3A, Class D, 3.73%, 10/17/24 (a)(b)		3,500	3,325,683
Atrium CDO Corp., Series 2013-10A, Class D, 3.73%, 7/16/25 (a)(b)		1,000	959,965
Battalion CLO IV Ltd., Series 2013-4A, Class C, 3.58%, 10/22/25 (a)(b)		2,500	2,335,390
Bear Stearns Asset Backed Securities Trust, Series 2006-1, Class M1, 0.66%, 2/25/36 (b)		3,300	2,942,907
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.73%, 7/15/24 (a)(b)		1,000	946,529
Benefit Street Partners CLO IV Ltd., Series 2014- IVA, Class C, 3.73%, 7/20/26 (a)(b)		500	470,543
Benefit Street Partners CLO Ltd., Series 2012-IA, Class C, 4.73%, 10/15/23 (a)(b)		2,750	2,785,486
Brookside Mill CLO Ltd., Series 2013-1A, Class D, 3.28%, 4/17/25 (a)(b)		1,000	924,527

Asset-Backed Securities	Par (000)		Value
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4A, Class D, 4.73%, 1/20/25 (a)(b)	USD	600	$602,120
Series 2013-1A, Class C, 4.23%, 2/14/25 (a)(b)		2,000	1,972,326
Series 2013-2A, Class D, 3.98%, 4/18/25 (a)(b)		2,250	2,185,879
Cavalry CLO II Ltd., Series 2A, Class D, 4.23%, 1/17/24 (a)(b)		2,500	2,423,930
C-BASS Mortgage Loan Trust, Series 2007-CB3, Class A1, 4.23%, 3/25/37 (b)(c)		9,141	5,780,090
Cent CLO LP, Series 2013-17A, Class C, 3.72%, 1/30/25 (a)(b)		1,000	950,991
Central Park CLO Ltd., Series 2011-1A, Class D, 3.43%, 7/23/22 (a)(b)		2,750	2,710,708
CFIP CLO Ltd., Series 2013-1A, Class D, 3.98%, 4/20/24 (a)(b)		1,500	1,425,107
Chase Issuance Trust, Series 2007-A3, Class A3, 5.23%, 4/15/19		5,000	5,499,605
CIFC Funding Ltd.:
Series 2012-1A, Class B1L, 5.48%, 8/14/24 (a)(b)		1,750	1,750,691
Series 2012-1AR, Class B1R, 4.39%, 8/14/24 (a)(b)		1,750	1,735,596
Series 2012-2X, Class B1L, 4.51%, 12/05/24		2,000	2,000,262
Series 2013-1A, Class C, 3.83%, 4/16/25 (a)(b)		2,000	1,916,562
Series 2013-2A, Class B71, 3.83%, 4/21/25 (a)(b)		1,000	956,777
Series 2013-3A, Class C, 3.48%, 10/24/25 (a)(b)		2,000	1,872,414
CNH Equipment Trust, Series 2014-A, Class A4, 1.50%, 5/15/20		7,000	6,940,080
Countrywide Asset-Backed Certificates:
Series 2006-19, Class 2A2 0.32%, 3/25/37 (b)		6,124	5,529,098
Series 2006-BC5, Class 2A3, 0.33%, 3/25/37 (b)		7,673	6,610,596
Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A, 1.50%, 4/15/21 (a)		2,740	2,753,015
Dryden Senior Loan Fund, Series 2014-31A, Class E, 4.52%, 4/18/26 (a)(b)		1,750	1,537,132
Figueroa CLO Ltd., Series 2013-1A, Class C, 3.88%, 3/21/24 (a)(b)		5,900	5,678,656
Flatiron CLO Ltd., Series 2012-1A, Class C, 4.73%, 10/25/24 (a)(b)		725	721,883
Ford Credit Floorplan Master Owner Trust A:
Series 2012-2, Class A, 1.92%, 1/15/19		2,230	2,265,325
Series 2013-5, Class A1, 1.50%, 9/15/18		3,595	3,622,725
Series 2014-1, Class A1, 1.20%, 2/15/19		5,445	5,422,360

Portfolio Abbreviations

ADR	American Depositary Receipts	EUR	Euro	OTC	Over-the-counter
CAD	Canadian Dollar	FKA	Formerly Known As	PIK	Payment-in-kind
CDO	Collateralized Debt Obligation	GBP	British Pound	REIT	Real Estate Investment Trust
CLO	Collateralized Loan Obligation	GDR	Global Depositary Receipts	SGD	Singapore Dollar
CLP	Chilean Peso	JIBAR	Johannesburg Interbank Offered Rate	TRY	Turkish Lira
CNH	Chinese Offshore Yuan	MLP	Master Limited Partnership	USD	U.S. Dollar
ETF	Exchange Traded Fund	NVDR	Non-Voting Depository Receipts	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	7

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Galaxy XIV CLO Ltd., Series 2012-14A, Class D, 4.62%, 11/15/24 (a)(b)	USD	4,365	$4,376,908
Goldentree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 3.53%, 4/25/25 (a)(b)		1,500	1,425,324
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 5.73%, 7/17/23 (a)(b)		3,000	2,968,698
GSAA Home Equity Trust:
Series 2005-11, Class 2A1, 0.44%, 10/25/35 (b)		497	463,446
Series 2006-18, Class AF6, 5.68%, 11/25/36 (c)		5,565	3,005,189
Series 2006-4, Class 4A3, 5.16%, 3/25/36 (b)		8,294	5,178,037
GSAMP Trust:
Series 2006-HE6, Class A4, 0.40%, 8/25/36 (b)		3,518	2,683,320
Series 2006-NC1, Class A3, 0.45%, 2/25/36 (b)		8,500	7,336,707
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.73%, 4/15/25 (a)(b)		2,750	2,604,770
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T6, Class AT6, 1.29%, 9/15/44 (a)		1,460	1,460,438
HLSS Servicer Advance Receivables Trust, Series 2014-T1, Class AT1, 1.24%, 1/17/45 (a)		1,120	1,121,008
ING Investment Management CLO Ltd.:
Series 2012-1RA, Class CR, 3.93%, 3/14/22 (a)(b)		3,000	2,977,695
Series 2013-2A, Class C, 3.73%, 4/25/25 (a)(b)		1,000	955,014
Jamestown CLO I Ltd., Series 2012-1A, Class C, 4.22%, 11/05/24 (a)(b)		2,300	2,268,285
JFIN CLO Ltd., Series 2014-1A, Class E, 5.23%, 4/20/25 (a)(b)		2,000	1,903,000
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)		6,261	3,848,108
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.73%, 10/23/25 (a)(b)		5,000	4,795,480
Marea CLO Ltd., Series 2012-1X, Class D, 4.78%, 10/16/23 (b)		1,500	1,499,951
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4, 0.44%, 2/25/36 (b)		9,000	7,994,619
Morgan Stanley Mortgage Loan Trust, Series 2007-IXS, Class 2A3, 5.92%, 9/25/46 (b)(c)		966	549,964
Mountain View CLO Ltd., Series 2013-1A, Class D, 3.53%, 4/12/24 (a)(b)		750	698,990
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class D, 3.48%, 10/15/25 (a)(b)		2,500	2,333,360
Oak Hill Credit Partners V Ltd., Series 2007-5A, Class C, 5.23%, 4/16/21 (a)(b)		4,000	4,016,076
Oakwood Mortgage Investors, Inc., Series 2002-B, Class A4, 7.09%, 6/15/32 (b)		186	200,387
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.23%, 1/15/24 (a)(b)		2,000	1,975,038
Octagon Investment Partners XV Ltd., Series 2013-1A, Class D, 3.78%, 1/19/25 (a)(b)		4,000	3,844,520
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.58%, 7/17/25 (a)(b)		500	474,149

Asset-Backed Securities	Par (000)		Value
Octagon Investment Partners XVII Ltd.:
Series 2013-1A, Class D, 3.43%, 10/25/25 (a)(b)	USD	1,000	$939,035
Series 2013-1A, Class E, 4.72%, 10/25/25 (a)(b)		1,000	897,674
OHA Intrepid Leveraged Loan Fund Ltd., Series 2011-1AR, Class AR, 1.15%, 4/20/21 (a)(b)		1,476	1,467,780
OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		6,420	6,419,005
OZLM Funding III Ltd., Series 2013-3A, Class C, 4.13%, 1/22/25 (a)(b)		3,500	3,393,117
OZLM Funding Ltd., Series 2013-4A, Class C, 3.43%, 7/22/25 (a)(b)		1,250	1,160,884
Palmer Square CLO Ltd.:
Series 2013-1A, Class B, 3.07%, 5/15/25 (a)(b)		2,500	2,432,207
Series 2014-1A, Class B, 2.82%, 10/17/22 (a)(b)		2,000	1,953,898
Series 2014-1A, Class C, 4.07%, 10/17/22 (a)(b)		1,250	1,237,633
Series 2014-1A, Class D, 5.97%, 10/17/22 (a)(b)		1,000	995,058
Prestige Auto Receivables Trust, Series 2013-1A, Class B, 1.74%, 5/15/19 (a)		2,500	2,501,270
Race Point CLO Ltd., Series 2012-7A, Class D, 4.49%, 11/08/24 (a)(b)		3,000	3,000,144
Race Point V CLO Ltd., Series 2011-5AR, Class ER, 6.23%, 12/15/22 (a)(b)		1,500	1,499,898
Regatta Funding LP, Series 2013-2A, Class C, 4.23%, 1/15/25 (a)(b)		1,750	1,711,918
Santander Drive Auto Receivables Trust:
Series 2012-2, Class C, 3.20%, 2/15/18		2,755	2,813,026
Series 2012-3, Class C, 3.01%, 4/16/18		2,530	2,588,635
Series 2012-5, Class D, 3.30%, 9/17/18		2,500	2,590,070
Series 2012-6, Class C, 1.94%, 3/15/18		4,312	4,370,695
Series 2012-AA, Class C, 1.78%, 11/15/18 (a)		4,980	5,003,227
Series 2013-1, Class B, 1.16%, 1/15/19		2,610	2,611,730
Series 2013-1, Class C, 1.76%, 1/15/19		5,755	5,801,995
Series 2013-3, Class C, 1.81%, 4/15/19		1,000	1,003,443
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		2,150	2,208,220
Series 2014-1, Class B, 1.59%, 10/15/18		2,250	2,256,113
Series 2014-S3, Class R, 1.43%, 2/19/19 (a)		3,431	3,430,763
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3C, 0.31%, 10/25/36 (b)		5,100	2,697,308
Silvermore CLO Ltd., Series 2014- 1A, Class C, 5.13%, 5/15/26 (a)(b)		1,250	1,168,750
SLM Private Education Loan Trust:
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		1,350	1,416,423
Series 2011-C, Class A1, 1.55%, 12/15/23 (a)(b)		3,380	3,405,709
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		3,170	3,301,492
Series 2012-E, Class A1, 0.90%, 10/16/23 (a)(b)		2,024	2,032,628
Series 2012-E, Class A2A, 2.09%, 6/15/45 (a)		5,050	5,032,779
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		525	517,603
Series 2013-B, Class A1, 0.80%, 7/15/22 (a)(b)		6,617	6,633,419

See Notes to Financial Statements.

8	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)	USD	815	$799,326
Series 2013-B, Class A2B, 1.25%, 6/17/30 (a)(b)		1,455	1,472,995
SLM Student Loan Trust, Series 2003-11, Class A6, 0.98%, 12/15/25 (a)(b)		3,500	3,500,179
Soundview Home Loan Trust, Series 2006-EQ1, Class A4, 0.41%, 10/25/36 (b)		10,000	6,707,530
Symphony CLO VII Ltd., Series 2011-7A, Class E, 3.84%, 7/28/21 (a)(b)		1,250	1,203,625
Tyron Park CLO Ltd., Series 2013-1A, Class C, 3.73%, 7/15/25 (a)(b)		1,250	1,196,650
The Unique Pub Finance Co. PLC, Series 2012-02, Class A4, 5.66%, 6/30/27	GBP	391	666,741
Volta II Electricity Receivables Securitization Notes, Series 2014-2, Class SNR 2.98%, 2/16/18	EUR	375	504,012
WaMu Asset-Backed Certificates, Series 2007-HE3, Class 2A5, 0.41%, 5/25/47 (b)	USD	10,041	6,712,147
West CLO Ltd., Series 2013-1A, Class C, 3.89%, 11/07/25 (a)(b)		2,500	2,375,707
Total Asset-Backed Securities — 3.7%			316,051,494

Common Stocks		Shares
Aerospace & Defense — 0.2%
Northrop Grumman Corp.		72,289	8,911,065
United Technologies Corp.		114,330	12,021,799

			20,932,864
Air Freight & Logistics — 0.5%
Deutsche Post AG, Registered Shares		808,845	25,878,671
United Parcel Service, Inc., Class B		173,757	16,870,067

			42,748,738
Automobiles — 0.1%
Great Wall Motor Co. Ltd., H Shares		342,000	1,406,985
Hyundai Motor Co., Preference Shares		25,613	4,147,044

			5,554,029
Banks — 1.5%
Banco de Chile		33,459,046	4,159,350
Bank Central Asia Tbk PT		4,063,366	4,066,397
Bank Mandiri Persero Tbk PT		1,734,596	1,509,369
Credicorp Ltd.		29,648	4,385,532
DBS Group Holdings Ltd.		1,225,000	17,847,438
HSBC Holdings PLC		1,695,252	18,160,819
Itau UniBanco Holding SA — ADR, Preference Shares		875,482	13,482,431
Kasikornbank Pcl — NVDR		607,800	3,933,315
Komercni Banka AS		13,866	3,006,249
National Bank of Canada		281,665	12,606,275
Nordea Bank AB		480,192	6,439,747
Svenska Handelsbanken AB, A Shares		504,822	24,312,432
Turkiye Halk Bankasi AS		125,920	948,120
U.S. Bancorp		378,620	15,913,399

			130,770,873
Beverages — 1.3%
AMBEV SA — ADR (d)		913,838	6,296,344
Anheuser-Busch InBev NV		230,659	24,895,601
Cia Cervecerias Unidas SA — ADR		80,207	1,809,470
The Coca-Cola Co.		933,581	36,680,397

Common Stocks	Shares	Value
Beverages (concluded)
Diageo PLC	891,780	$26,782,318
PepsiCo, Inc.	190,700	16,800,670

		113,264,800
Biotechnology — 0.1%
Grifols SA	118,397	5,344,172
Building Products — 0.1%
Assa Abloy AB, Class B	132,388	6,504,930
Capital Markets — 0.2%
Anima Holding SpA (d)	580,005	3,454,556
GAM Holding AG	375,878	6,804,092
Jupiter Fund Management PLC	994,409	6,395,708

		16,654,356
Chemicals — 0.5%
Givaudan SA, Registered Shares	12,941	21,166,202
Syngenta AG, Registered Shares	67,927	24,063,433

		45,229,635
Commercial Services & Supplies — 0.0%
Cleanaway Co. Ltd.	349,000	2,027,882
Construction & Engineering — 0.1%
Vinci SA	162,395	11,207,325
Construction Materials — 0.1%
Semen Indonesia Persero Tbk PT	1,674,131	2,348,185
Siam City Cement Pcl — NVDR	121,100	1,660,903
Taiwan Cement Corp.	1,774,000	2,640,926

		6,650,014
Distributors — 0.2%
Genuine Parts Co.	208,620	17,277,908
Diversified Consumer Services — 0.1%
Kroton Educacional SA	182,619	4,866,620
Diversified Financial Services — 0.2%
Bolsa Mexicana de Valores SAB de CV	1,946,097	3,961,382
FirstRand Ltd.	1,204,738	4,843,556
IG Group Holdings PLC	180,024	1,849,403
London Stock Exchange Group PLC	301,336	9,829,296

		20,483,637
Diversified Telecommunication Services — 0.8%
AT&T, Inc.	543,173	19,331,527
BT Group PLC	1,026,849	6,722,701
Deutsche Telekom AG	401,612	6,517,203
Inmarsat PLC	694,137	8,513,938
Singapore Telecommunications Ltd.	2,899,000	9,429,010
Verizon Communications, Inc.	348,970	17,654,648

		68,169,027
Electric Utilities — 0.2%
EDP — Energias de Portugal SA	1,950,228	9,133,063
Enel SpA	1,555,696	8,856,524

		17,989,587
Electrical Equipment — 0.2%
Legrand SA	289,520	16,055,505
Electronic Equipment, Instruments & Components — 0.1%
Delta Electronics, Inc.	732,000	4,974,264
Tripod Technology Corp.	1,174,000	2,222,682

		7,196,946

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	9

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food & Staples Retailing — 0.3%
BIM Birlesik Magazalar AS	137,756	$3,262,047
Jeronimo Martins SGPS SA	167,961	2,195,445
Koninklijke Ahold NV	688,333	12,001,975
Magnit OJSC — GDR	63,126	3,724,434

		21,183,901
Food Products — 1.1%
Kraft Foods Group, Inc.	403,402	21,616,296
Nestlé SA, Registered Shares	450,313	33,341,206
Unilever PLC	826,269	35,700,334
Want Want China Holdings Ltd.	3,469,000	4,737,000
Yashili International Holdings Ltd.	2,118,000	739,607

		96,134,443
Health Care Providers & Services — 0.1%
Life Healthcare Group Holdings Ltd.	1,046,214	4,293,205
Hotels, Restaurants & Leisure — 0.6%
Grand Korea Leisure Co. Ltd.	118,234	4,880,508
McDonald’s Corp.	359,154	33,961,602
NagaCorp Ltd.	4,768,000	4,178,722
Sands China Ltd.	1,094,400	8,034,747

		51,055,579
Household Products — 0.1%
Kimberly-Clark de Mexico SAB de CV, A Shares	3,226,155	8,184,965
Independent Power and Renewable Electricity Producers — 0.0%
NextEra Energy Partners LP (d)	44,200	1,504,568
Industrial Conglomerates — 0.0%
Alliance Global Group, Inc.	5,071,800	3,046,290
Insurance — 0.9%
Allianz SE, Registered Shares	52,151	8,682,395
Aviva PLC	1,344,701	11,379,955
BB Seguridade Participacoes SA	485,511	7,057,698
Hyundai Marine & Fire Insurance Co. Ltd.	116,082	3,432,472
Legal & General Group PLC	3,449,084	13,606,921
Powszechny Zaklad Ubezpieczen SA	74,607	10,489,702
Sanlam Ltd.	881,279	4,998,706
Swiss Re AG	78,782	6,697,063
Zurich Insurance Group AG	46,119	13,398,023

		79,742,935
IT Services — 0.1%
Infosys Ltd. — ADR	102,894	5,640,649
Leisure Products — 0.1%
Mattel, Inc.	316,812	11,223,065
Machinery — 0.5%
Alfa Laval AB	435,705	9,894,124
Atlas Copco AB, A Shares	431,816	12,883,176
Kone Oyj, Class B (e)	327,167	13,756,589
Marcopolo SA, Preference Shares	2,061,215	3,625,013
Turk Traktor ve Ziraat Makineleri AS	56,578	1,987,620

		42,146,522
Media — 0.6%
BEC World Pcl — NVDR	3,825,200	5,927,736
Eutelsat Communications SA	593,591	20,499,079
Lagardere SCA	184,388	5,489,150
Media Nusantara Citra Tbk PT	7,398,957	1,641,631
Publicis Groupe SA	81,239	5,894,147
Reed Elsevier NV	305,565	6,878,398
SES SA	191,503	7,039,043

		53,369,184

Common Stocks	Shares	Value
Metals & Mining — 0.4%
BHP Billiton Ltd.	454,297	$16,130,451
China Hongqiao Group Ltd.	8,272,000	7,076,851
MMC Norilsk Nickel OJSC — ADR	309,117	6,074,149
Vale SA — ADR	243,031	3,487,495
Vale SA — ADR, Preference Shares	171,573	2,196,134

		34,965,080
Multi-Utilities — 0.2%
GDF Suez	330,258	8,515,521
National Grid PLC	563,211	8,021,972

		16,537,493
Oil, Gas & Consumable Fuels — 3.2%
Access Midstream Partners LP — MLP	159,488	9,604,367
Chevron Corp.	235,188	30,395,697
China Petroleum & Chemical Corp., H Shares	9,742,400	9,537,854
Delek Logistics Partners LP — MLP	114,150	3,795,487
Dragon Oil PLC	371,504	3,523,302
Enable Midstream Partners LP — MLP	79,300	1,888,926
Energy Transfer Partners LP — MLP	71,404	3,980,059
Eni SpA	1,312,886	33,407,508
Enterprise Products Partners LP — MLP	163,644	12,207,842
EQT Midstream Partners LP — MLP	72,406	6,266,015
Genesis Energy LP — MLP	111,899	5,873,578
Kinder Morgan, Inc.	122,700	4,414,746
Lukoil OAO — ADR	227,025	12,724,751
Magellan Midstream Partners LP — MLP	135,400	10,857,726
MarkWest Energy Partners LP — MLP	127,598	8,906,340
MPLX LP — MLP	97,400	5,527,450
ONEOK Partners LP — MLP	63,465	3,559,117
PBF Logistics LP — MLP	67,700	1,740,567
Phillips 66 Partners LP — MLP	23,700	1,515,615
Plains All American Pipeline LP — MLP	149,923	8,598,084
QEP Midstream Partners LP — MLP	95,800	2,346,142
Rose Rock Midstream LP — MLP	22,804	1,213,401
Royal Dutch Shell PLC, A Shares	643,624	26,463,248
Royal Dutch Shell PLC, B Shares	335,061	14,428,375
Sasol Ltd.	69,321	3,998,667
Sunoco Logistics Partners LP — MLP	174,400	7,741,616
Targa Resources Partners LP — MLP	64,600	4,320,448
Tesoro Logistics LP — MLP	78,300	5,216,346
Total SA	478,157	30,838,524
Valero Energy Partners LP — MLP	47,900	2,226,392

		277,118,190
Personal Products — 0.1%
Hengan International Group Co. Ltd.	699,500	7,483,441
Pharmaceuticals — 3.1%
AstraZeneca PLC	186,264	13,600,387
Bayer AG	100,100	13,203,804
GlaxoSmithKline PLC	1,721,703	41,491,019
Johnson & Johnson	185,557	18,572,400
Merck & Co., Inc.	304,702	17,288,791
Novartis AG, Registered Shares	495,337	43,093,649
Novo Nordisk A/S, Class B	438,235	20,172,915
Pfizer, Inc.	802,392	23,028,650
Roche Holding AG	146,745	42,586,243
Sanofi SA	344,625	36,182,400

		269,220,258
Real Estate Investment Trusts (REITs) — 1.5%
Alexandria Real Estate Equities, Inc.	66,280	5,209,608
Alstria Office REIT-AG	458,490	6,070,634
CapitaRetail China Trust	2,541,000	3,469,582

See Notes to Financial Statements.

10	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Charter Hall Retail REIT	2,413,100	$8,937,299
EPR Properties	159,590	8,601,901
Federation Centres	3,769,630	8,961,637
Fibra Uno Administracion SA de CV	941,490	3,306,610
The GPT Group	1,204,400	4,534,509
Invincible Investment Corp.	23,920	6,070,236
Kenedix Residential Investment Corp.	3,154	7,350,228
LaSalle Hotel Properties	188,270	6,549,913
Liberty Property Trust	165,180	5,809,381
Mexico Real Estate Management SA de CV	2,498,464	5,029,057
Prologis Property Mexico SA de CV	2,496,600	5,193,381
RioCan Real Estate Investment Trust	233,300	5,794,253
Sabra Health Care REIT, Inc.	238,160	6,597,032
Spirit Realty Capital, Inc.	701,800	8,119,826
STAG Industrial, Inc.	283,010	6,463,948
UDR, Inc.	258,700	7,522,996
Unibail-Rodamco SE	45,212	12,136,495

		131,728,526
Real Estate Management & Development — 0.7%
Atrium Ljungberg AB, B Shares	427,524	6,761,600
Castellum AB	287,050	4,816,526
Deutsche Annington Immobilien SE (d)	383,668	11,769,997
LEG Immobilien AG	292,624	20,524,431
Nexity SA	158,199	5,996,453
Robinsons Land Corp.	4,303,700	2,231,082
Sponda OYJ	1,461,711	7,509,695

		59,609,784
Road & Rail — 0.1%
National Express Group PLC	1,674,103	7,374,764
Semiconductors & Semiconductor Equipment — 0.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	357,000	1,431,314
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	623,726	12,474,520

		13,905,834
Software — 0.4%
Microsoft Corp.	743,882	32,105,947
Specialty Retail — 0.3%
Hennes & Mauritz AB, B Shares	417,254	17,057,953
Mr Price Group Ltd.	207,402	3,917,092

		20,975,045
Technology Hardware, Storage & Peripherals — 0.0%
Quanta Computer, Inc.	779,000	2,175,684
Textiles, Apparel & Luxury Goods — 0.1%
Luxottica Group SpA	120,725	6,660,278
Tobacco — 2.2%
Altria Group, Inc.	634,717	25,769,510
British American Tobacco PLC	430,429	25,215,648
Imperial Tobacco Group PLC	1,207,279	52,268,056
Japan Tobacco, Inc.	740,200	26,031,016
Lorillard, Inc.	139,453	8,434,117
Philip Morris International, Inc.	321,092	26,332,755
Reynolds American, Inc.	206,016	11,505,994
Souza Cruz SA	1,039,350	9,661,660

		185,218,756
Transportation Infrastructure — 0.6%
Atlantia SpA	247,406	6,547,896
Bangkok Expressway Pcl — NVDR	1,425,500	1,648,366
Beijing Capital International Airport Co. Ltd., H Shares	2,456,000	1,680,217
CCR SA	2,591,180	20,455,332
China Merchants Holdings International Co. Ltd.	1,185,196	3,994,527

Common Stocks	Shares	Value
Transportation Infrastructure (concluded)
Globaltrans Investment PLC — GDR	95,396	$938,220
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	863,547	5,811,632
Grupo Aeroportuario del Sureste SAB de CV — ADR	28,290	3,521,539
Jiangsu Expressway Co. Ltd., H Shares	4,254,000	5,170,744

		49,768,473
Water Utilities — 0.1%
Pennon Group PLC	510,806	7,008,039
Wireless Telecommunication Services — 0.8%
Advanced Info Service Pcl — NVDR	239,500	1,540,535
DiGi.Com Bhd	2,461,200	4,371,110
Far EasTone Telecommunications Co. Ltd.	9,014,402	18,698,893
KCell JSC	81,782	1,249,629
Philippine Long Distance Telephone Co.	9,550	672,479
Philippine Long Distance Telephone Co. — ADR	122,307	8,605,521
Rogers Communications, Inc., Class B	695,994	27,179,735
SK Telecom Co. Ltd.	25,316	6,498,666
SK Telecom Co. Ltd. — ADR	118,198	3,346,185

		72,162,753
Total Common Stocks — 24.9%		2,130,472,499

Corporate Bonds	Par (000)
Aerospace & Defense — 0.0%
B/E Aerospace, Inc.:
6.88%, 10/01/20	USD	100	108,000
5.25%, 4/01/22		150	162,563
DigitalGlobe, Inc., 5.25%, 2/01/21 (a)		831	813,341
Honeywell International, Inc., 5.38%, 3/01/41		205	243,264
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		100	107,000
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19 (a)		100	103,500
Meccanica Holdings USA, Inc., 6.25%, 1/15/40 (a)		100	97,250
Northrop Grumman Corp., 4.75%, 6/01/43		250	259,115
United Technologies Corp., 4.50%, 6/01/42		830	860,583

			2,754,616
Airlines — 0.2%
American Airlines Pass-Through Trust, 6.00%, 1/15/17 (a)		3,400	3,561,500
Continental Airlines Pass-Through Certificates:
Series 2009-1, 9.00%, 7/08/16		1,493	1,668,115
Series 2012-3, Class C, 6.13%, 4/29/18		1,185	1,267,950
SriLankan Airlines Ltd., 5.30%, 6/27/19		650	651,625
U.S. Airways Group, Inc., 6.13%, 6/01/18		150	157,875
U.S. Airways Pass-Through Trust, 3.95%, 5/15/27		5,000	5,094,000
Virgin Australia Trust:
Series 2013-1, Class A, 5.00%, 10/23/23 (a)		1,210	1,285,237
Series 2013-1, Class C, 7.13%, 10/23/18 (a)		1,794	1,870,006

			15,556,308

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	11

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Auto Components — 0.0%
American Axle & Manufacturing, Inc., 6.63%, 10/15/22	USD	100	$107,750
Autodis SA, 6.50%, 2/01/19	EUR	260	356,508
The Goodyear Tire & Rubber Co.:
8.25%, 8/15/20	USD	150	162,000
6.50%, 3/01/21		100	105,750
7.00%, 5/15/22		75	81,375
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)		326	349,635
Schaeffler Finance BV:
7.75%, 2/15/17 (a)		200	223,000
4.75%, 5/15/21 (a)		200	203,000
Schaeffler Holding Finance BV:
6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (f)	EUR	1,100	1,544,758
6.88% (6.88% Cash or 7.63% PIK), 8/15/18 (a)(f)	USD	1,040	1,092,000
Tenneco, Inc., 6.88%, 12/15/20		100	107,550

			4,333,326
Automobiles — 0.2%
Chrysler Group LLC/CG Co-Issuer, Inc.:
8.00%, 6/15/19		1,599	1,702,935
8.25%, 6/15/21		1,635	1,798,500
Daimler Finance North America LLC, 2.95%, 1/11/17 (a)		238	246,577
Ford Motor Co.:
7.45%, 7/16/31		130	172,318
4.75%, 1/15/43		260	261,328
General Motors Co.:
3.50%, 10/02/18 (a)		200	201,000
4.88%, 10/02/23 (a)		350	365,313
6.25%, 10/02/43 (a)		2,975	3,369,187
Hyundai Capital America, 3.75%, 4/06/16 (a)		1,887	1,966,011
Jaguar Land Rover Automotive PLC:
5.00%, 2/15/22	GBP	405	685,131
5.63%, 2/01/23 (a)	USD	150	156,750
Renault SA, 3.13%, 3/05/21	EUR	1,170	1,657,067
Volkswagen International Finance NV, 4.63% (b)(g)		495	701,603

			13,283,720
Banks — 2.3%
Abbey National Treasury Services PLC, 2.63%, 7/16/20		280	402,074
Aldesa Financial Services SA, 7.25%, 4/01/21		965	1,318,024
Amsouth Bank, 5.20%, 4/01/15	USD	2,250	2,311,925
Banco Bilbao Vizcaya Argentaria SA, 7.00% (b)(g)	EUR	400	566,417
Banco Espirito Santo SA:
2.63%, 5/08/17		700	831,883
4.75%, 1/15/18		900	1,105,718
4.00%, 1/21/19		100	118,970
Banco Santander SA, 6.25% (b)(g)		500	691,283
Banco Santander Totta SA, 1.50%, 4/03/17		500	676,117
Bank of Ireland:
2.00%, 5/08/17		460	615,503
3.25%, 1/15/19		580	808,064
Bankia SA, 3.50%, 1/17/19		400	565,507
Barclays Bank PLC:
2.50%, 2/20/19	USD	2,700	2,724,710
5.14%, 10/14/20		1,010	1,096,370
7.63%, 11/21/22		35,000	39,506,250
BPCE SA:
0.84%, 6/23/17 (b)		3,200	3,199,050
5.70%, 10/22/23 (a)		14,500	15,781,800
3.00%, 7/19/24	EUR	800	1,165,485

Corporate Bonds	Par (000)		Value
Banks (concluded)
5.15%, 7/21/24 (a)	USD	15,475	$16,216,779
5.25%, 4/16/29	GBP	300	511,576
CIT Group, Inc.:
5.00%, 5/15/17	USD	200	210,250
4.25%, 8/15/17		325	334,750
5.25%, 3/15/18		150	158,250
6.63%, 4/01/18 (a)		890	981,225
5.50%, 2/15/19 (a)		1,827	1,950,323
3.88%, 2/19/19		150	149,250
5.00%, 8/15/22		150	154,875
5.00%, 8/01/23		200	204,250
Citigroup, Inc.:
6.75% (b)(g)		25,000	25,100,000
1.70%, 7/25/16		5,000	5,055,605
2.50%, 7/29/19		3,200	3,191,574
6.68%, 9/13/43		4,545	5,630,614
4.95%, 11/07/43		810	859,063
Commerzbank AG:
7.75%, 3/16/21	EUR	1,800	2,965,469
8.13%, 9/19/23 (a)	USD	11,566	13,583,076
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
2.25%, 1/14/19		2,000	2,016,330
4.63%, 5/23/29	GBP	285	473,989
Credit Agricole SA:
2.38%, 5/20/24	EUR	100	137,815
3.13%, 2/05/26		500	731,331
Danske Bank A/S, 5.75% (b)(g)		300	418,787
Deutsche Bank AG:
6.30% (b)(g)		300	399,705
1.35%, 5/30/17	USD	6,500	6,477,757
Deutsche Telekom International Finance BV, 4.88%, 3/06/42 (a)		590	617,839
Fifth Third Bancorp, 4.90% (b)(g)		6,265	6,249,337
First Republic Bank, 2.38%, 6/17/19		1,015	1,016,751
HSBC Holdings PLC:
6.00%, 3/29/40	GBP	430	820,710
5.25%, 3/14/44	USD	410	435,473
The Huntington National Bank, 1.38%, 4/24/17		2,750	2,747,852
Intesa Sanpaolo SpA:
2.38%, 1/13/17		3,000	3,033,489
5.25%, 1/12/24		490	528,302
KeyCorp, 2.30%, 12/13/18		1,500	1,508,729
Lloyds Bank PLC, 10.75%, 12/16/21 (b)	GBP	330	656,312
National Savings Bank, 8.88%, 9/18/18	USD	1,993	2,272,020
Oversea-Chinese Banking Corp. Ltd., 3.15%, 3/11/23 (b)		3,000	3,009,429
Popular, Inc., 7.00%, 7/01/19		5,000	5,027,500
Provident Funding Associates LP/PFG Finance Corp., 6.75%, 6/15/21 (a)		125	124,063
Regions Financial Corp., 2.00%, 5/15/18		2,500	2,475,073
U.S. Bancorp, 3.44%, 2/01/16		3,000	3,111,705
UA Finance BVI Ltd., 6.90%, 5/02/18	CNH	28,000	4,664,228
Wells Fargo & Co., 5.61%, 1/15/44		750	850,944

			200,547,549
Beverages — 0.0%
Anheuser-Busch InBev Finance, Inc., 4.63%, 2/01/44		690	725,844
Anheuser-Busch InBev NV, 4.00%, 9/24/25	GBP	480	823,678
Constellation Brands, Inc.:
7.25%, 9/01/16	USD	200	218,500
6.00%, 5/01/22		100	109,875
4.25%, 5/01/23		150	148,125

See Notes to Financial Statements.

12	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Beverages (concluded)
Cott Beverages, Inc., 5.38%, 7/01/22 (a)	USD	100	$98,750
SABMiller Holdings, Inc., 2.45%, 1/15/17 (a)		2,500	2,567,220

			4,691,992
Biotechnology — 0.0%
Amgen, Inc.:
5.50%, 12/07/26	GBP	350	674,963
5.38%, 5/15/43	USD	920	1,019,308
Gilead Sciences, Inc., 4.80%, 4/01/44		170	181,038

			1,875,309
Building Products — 0.2%
Abengoa Finance SAU, 8.88%, 11/01/17 (a)		150	167,437
Aguila 3 SA, 7.88%, 1/31/18 (a)		150	156,937
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (a)		590	591,475
Astaldi SpA, 7.13%, 12/01/20	EUR	1,290	1,856,923
BMBG Bond Finance SCA, 5.20%, 10/15/20 (b)		680	919,621
Building Materials Corp. of America, 6.75%, 5/01/21 (a)	USD	100	106,625
Cemex Finance LLC:
5.25%, 4/01/21	EUR	1,296	1,798,313
6.00%, 4/01/24 (a)	USD	1,140	1,140,000
Griffon Corp., 5.25%, 3/01/22		75	73,406
Hanson Ltd., 6.13%, 8/15/16		125	135,000
HD Supply, Inc., 8.13%, 4/15/19		2,590	2,797,200
HeidelbergCement Finance Luxembourg SA, 8.00%, 1/31/17	EUR	400	620,782
Kerneos Tech Group SAS:
5.06%, 3/01/21 (b)		125	169,109
5.75%, 3/01/21		173	241,269
Lafarge SA:
6.50%, 7/15/16	USD	100	108,800
7.13%, 7/15/36		75	86,437
Masco Corp.:
6.13%, 10/03/16		100	109,013
7.13%, 3/15/20		100	117,250
Masonite International Corp., 8.25%, 4/15/21 (a)		75	80,250
Ply Gem Industries, Inc., 6.50%, 2/01/22 (a)		1,685	1,575,475
USG Corp.:
9.75%, 1/15/18		100	117,250
5.88%, 11/01/21 (a)		1,560	1,606,800

			14,575,372
Capital Markets — 0.5%
American Capital Ltd., 6.50%, 9/15/18 (a)		2,463	2,592,307
Credit Suisse, 1.38%, 5/26/17		5,435	5,420,201
Credit Suisse AG, 6.50%, 8/08/23 (a)		10,000	11,050,000
Credit Suisse Group AG, 7.50% (b)(g)		470	515,825
E*TRADE Financial Corp.:
6.00%, 11/15/17		100	103,330
6.38%, 11/15/19		100	106,250
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	1,110	1,523,500
The Goldman Sachs Group, Inc.:
5.70% (b)(g)	USD	5,900	6,009,150
6.25%, 9/01/17		4,518	5,118,514
6.25%, 2/01/41		1,670	2,016,011
4.80%, 7/08/44		650	647,720
Morgan Stanley:
5.55%, 4/27/17		700	773,017
6.63%, 4/01/18		1,386	1,603,060
2.13%, 4/25/18		585	586,733

Corporate Bonds	Par (000)		Value
Capital Markets (concluded)
6.38%, 7/24/42	USD	1,010	$1,271,390
Sun Hung Kai & Co. BVI Ltd., 6.38%, 9/26/17		1,500	1,576,104
UBS AG:
5.10%, 5/15/24		475	475,000
4.75%, 2/12/26 (b)	EUR	860	1,226,433

			42,614,545
Chemicals — 0.2%
Airgas, Inc., 2.95%, 6/15/16	USD	1,010	1,044,068
Ashland, Inc.:
3.00%, 3/15/16		100	100,625
3.88%, 4/15/18		1,200	1,203,000
4.75%, 8/15/22		175	169,313
Celanese U.S. Holdings LLC:
6.63%, 10/15/18		150	156,000
4.63%, 11/15/22		50	49,750
CF Industries, Inc., 5.38%, 3/15/44		410	435,443
The Dow Chemical Co., 4.38%, 11/15/42		540	516,161
Eagle Spinco, Inc., 4.63%, 2/15/21		100	97,750
Hexion U.S. Finance Corp., 6.63%, 4/15/20		200	208,000
Huntsman International LLC:
4.88%, 11/15/20		50	50,375
8.63%, 3/15/21		100	108,750
5.13%, 4/15/21	EUR	468	656,127
5.13%, 4/15/21		685	960,358
Ineos Finance PLC, 8.38%, 2/15/19 (a)	USD	200	216,000
INEOS Group Holdings SA, 6.13%, 8/15/18 (a)		200	202,000
NOVA Chemicals Corp., 5.25%, 8/01/23 (a)		50	53,500
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		972	1,064,340
Polyone Corp., 5.25%, 3/15/23		832	836,160
PPG Industries, Inc., 6.65%, 3/15/18		2,000	2,311,930
Rayonier AM Products, Inc., 5.50%, 6/01/24 (a)		100	98,500
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		1,697	1,764,880
TPC Group, Inc., 8.75%, 12/15/20 (a)		100	109,250
Tronox Finance LLC, 6.38%, 8/15/20		100	101,000
Yingde Gases Investment Ltd., 8.13%, 4/22/18		2,800	2,940,000

			15,453,280
Commercial Services & Supplies — 0.2%
ACCO Brands Corp., 6.75%, 4/30/20		100	104,000
The ADT Corp.:
4.13%, 4/15/19		75	74,063
6.25%, 10/15/21		175	181,125
3.50%, 7/15/22		150	132,750
4.13%, 6/15/23		75	67,875
4.88%, 7/15/42		75	62,250
Algeco Scotsman Global Finance PLC:
8.50%, 10/15/18 (a)		200	205,000
9.00%, 10/15/18	EUR	545	755,396
Altegrity, Inc., 9.50%, 7/01/19 (a)	USD	50	50,000
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (f)	EUR	440	630,541
Cenveo Corp., 6.00%, 8/01/19 (a)	USD	100	96,750
Ceridian Corp., 8.88%, 7/15/19 (a)		4,389	4,849,845
Clean Harbors, Inc., 5.25%, 8/01/20		150	151,125
Darling International, Inc., 5.38%, 1/15/22 (a)		100	102,750
Envision Healthcare Corp., 5.13%, 7/01/22 (a)		125	123,437
ERAC USA Finance LLC:
6.20%, 11/01/16 (a)		647	718,418
6.38%, 10/15/17 (a)		750	858,946
Experian Finance PLC, 3.50%, 10/15/21	GBP	790	1,343,487

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	13

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies (concluded)
Iron Mountain, Inc., 5.75%, 8/15/24	USD	200	$200,000
IVS F. SpA, 7.13%, 4/01/20	EUR	1,785	2,557,512
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)	USD	1,150	1,242,000
Mobile Mini, Inc., 7.88%, 12/01/20		1,211	1,295,770
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		100	104,750
Tervita Corp., 8.00%, 11/15/18 (a)		100	103,000
West Corp.:
7.88%, 1/15/19		40	41,900
5.38%, 7/15/22 (a)		125	121,250

			16,173,940
Communications Equipment — 0.0%
Hughes Satellite Systems Corp.:
6.50%, 6/15/19		150	165,563
7.63%, 6/15/21		100	113,000
Inmarsat Finance PLC, 4.88%, 5/15/22 (a)		1,035	1,024,650
Intelsat Jackson Holdings SA:
7.25%, 4/01/19		250	262,500
7.25%, 10/15/20		325	342,875
7.50%, 4/01/21		125	133,437
5.50%, 8/01/23		240	230,400
Motorola Solutions, Inc., 6.00%, 11/15/17		1,185	1,338,882
Telesat Canada/Telesat LLC, 6.00%, 5/15/17 (a)		100	102,500
ViaSat, Inc., 6.88%, 6/15/20		100	107,500

			3,821,307
Construction & Engineering — 0.1%
China City Construction International Co. Ltd., 5.35%, 7/03/17	CNH	20,000	3,252,563
Officine Maccaferri SpA, 5.75%, 6/01/21	EUR	1,253	1,716,415

			4,968,978
Construction Materials — 0.0%
Pfleiderer GmbH, 7.88%, 8/01/19		355	459,912
Vulcan Materials Co., 7.50%, 6/15/21	USD	100	117,000

			576,912
Consumer Finance — 0.3%
Capital One Financial Corp.:
6.75%, 9/15/17		3,000	3,461,652
2.45%, 4/24/19		2,969	2,972,008
Capital One N.A., 1.50%, 3/22/18		2,250	2,219,603
Comcel Trust, 6.88%, 2/06/24 (a)		200	215,000
Discover Bank, 4.20%, 8/08/23		1,620	1,689,645
Ford Motor Credit Co. LLC:
4.21%, 4/15/16		200	210,303
3.98%, 6/15/16		200	210,450
8.00%, 12/15/16		1,000	1,153,032
1.72%, 12/06/17		800	797,154
5.00%, 5/15/18		1,650	1,817,076
2.88%, 10/01/18		1,500	1,539,881
2.38%, 3/12/19		2,000	1,991,192
General Motors Financial Co., Inc.:
4.75%, 8/15/17		250	262,187
3.50%, 7/10/19		100	99,610
4.25%, 5/15/23		771	758,471
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (a)		695	728,013
6.88%, 4/15/22 (a)		1,351	1,349,311
Panda Funding Investment 2013, 3.95%, 12/17/16	CNH	15,000	2,393,709
SLM Corp.:
6.25%, 1/25/16	USD	250	264,065

Corporate Bonds	Par (000)		Value
Consumer Finance (concluded)
6.00%, 1/25/17	USD	100	$106,750
4.63%, 9/25/17		125	128,875
8.45%, 6/15/18		400	462,000
5.50%, 1/15/19		400	414,000
8.00%, 3/25/20		125	141,250
7.25%, 1/25/22		175	191,625
6.13%, 3/25/24		150	146,250
5.63%, 8/01/33		75	64,313
Springleaf Finance Corp.:
6.90%, 12/15/17		425	460,063
7.75%, 10/01/21		50	56,000
Unican Ltd., 5.80%, 5/30/17	CNH	13,500	2,214,594

			28,518,082
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (a)	USD	660	658,350
4.25%, 1/15/22	EUR	640	839,850
Ball Corp.:
5.75%, 5/15/21	USD	200	208,500
5.00%, 3/15/22		150	149,625
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II IS, 6.00%, 6/15/17 (a)		981	974,869
Cascades, Inc., 5.50%, 7/15/22 (a)		75	74,063
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		50	52,500
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23		150	141,750
Crown European Holdings SA, 4.00%, 7/15/22	EUR	905	1,223,956
GCL Holdings SCA, 9.38%, 4/15/18		1,000	1,432,807
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16	USD	100	108,250
Sealed Air Corp.:
8.13%, 9/15/19 (a)		100	108,125
8.38%, 9/15/21 (a)		150	167,625
SGD Group SAS, 5.63%, 5/15/19	EUR	308	422,737
Silgan Holdings, Inc., 5.00%, 4/01/20	USD	100	102,000

			6,665,007
Distributors — 0.0%
LKQ Corp., 4.75%, 5/15/23		100	96,500
Diversified Consumer Services — 0.0%
Service Corp. International, 5.38%, 5/15/24 (a)		65	66,463
Diversified Financial Services — 2.9%
Adria Bidco BV, 7.88%, 11/15/20	EUR	435	615,978
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.75%, 5/15/19 (a)	USD	150	147,750
4.50%, 5/15/21 (a)		150	148,500
Aircastle Ltd.:
6.25%, 12/01/19		100	107,250
5.13%, 3/15/21		75	75,187
Ally Financial, Inc.:
2.75%, 1/30/17		225	225,281
5.50%, 2/15/17		125	133,125
6.25%, 12/01/17		200	217,000
4.75%, 9/10/18		125	130,000
3.50%, 1/27/19		150	148,500
8.00%, 3/15/20		200	234,000
7.50%, 9/15/20		375	432,187
8.00%, 11/01/31		6,408	7,993,980
8.00%, 11/01/31		1,595	1,981,787

See Notes to Financial Statements.

14	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (continued)
Bank of America Corp.:
5.13% (b)(g)	USD	29,755	$29,211,525
1.25%, 1/11/16		1,300	1,306,868
6.50%, 8/01/16		3,184	3,509,478
3.88%, 3/22/17		300	318,313
6.40%, 8/28/17		1,150	1,304,991
6.00%, 9/01/17		1,250	1,404,846
5.75%, 12/01/17		5,070	5,687,719
2.60%, 1/15/19		4,500	4,523,207
5.00%, 1/21/44		3,240	3,403,691
Bank of America N.A., 5.30%, 3/15/17		2,000	2,186,092
The Bear Stearns Cos. LLC:
6.40%, 10/02/17		1,300	1,484,738
7.25%, 2/01/18		3,900	4,597,277
BNP Paribas SA, 2.88%, 3/20/26 (b)	EUR	165	226,741
CNH Capital LLC:
6.25%, 11/01/16	USD	200	214,000
3.63%, 4/15/18		200	199,500
3.38%, 7/15/19 (a)		50	48,813
Denali Borrower LLC/Denali Finance Corp., 5.63%, 10/15/20 (a)		225	231,750
DFC Finance Corp., 10.50%, 6/15/20 (a)		75	74,625
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust:
Series 2013-1, 6.13%, 11/30/19 (a)		4,641	4,908,269
Series 2013-1, 5.25%, 5/30/23 (a)		9,570	10,167,965
Enova International, Inc., 9.75%, 6/01/21 (a)		50	50,500
Far East Horizon Ltd., 4.50%, 3/22/16	CNH	10,000	1,614,585
First Pacific Co. Treasury Ltd., 4.50%, 4/16/23	USD	1,500	1,426,169
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	584	825,717
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17	USD	1,100	1,094,500
4.88%, 3/15/19		3,482	3,499,410
6.00%, 8/01/20		912	950,760
5.88%, 2/01/22		250	254,844
ING Bank NV:
5.80%, 9/25/23 (a)		11,340	12,653,535
3.50%, 11/21/23	EUR	860	1,201,644
Jefferies Group LLC, 6.50%, 1/20/43	USD	5,000	5,634,945
JPMorgan Chase & Co.:
5.15%, 10/01/15		2,800	2,937,850
3.45%, 3/01/16		677	704,557
3.15%, 7/05/16		2,502	2,604,429
6.00%, 1/15/18		1,227	1,391,463
4.85%, 2/01/44		2,020	2,110,419
6.75%, 8/29/49 (b)		9,725	10,381,437
LeasePlan Corp NV, 3.00%, 10/23/17 (a)		500	517,009
Lloyds Banking Group PLC:
6.38% (b)(g)	EUR	600	857,659
7.50% (b)(g)	USD	25,300	26,565,000
Moody’s Corp., 2.75%, 7/15/19		1,915	1,925,879
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.88%, 3/15/22 (a)		100	107,000
The Nielsen Co. (Luxembourg) S.à r.l., 5.50%, 10/01/21 (a)		100	101,750
Royal Bank of Scotland Group PLC:
1.63%, 6/25/19	EUR	245	332,331
6.13%, 12/15/22	USD	200	215,122
6.10%, 6/10/23		250	270,451
6.00%, 12/19/23		25,200	26,782,535
5.13%, 5/28/24		150	149,977
Société Générale SA, 6.00% (a)(b)(g)		10,000	9,625,000
SSG Resources Ltd., 4.25%, 10/04/22		3,000	3,029,187

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
TMX Finance LLC /TitleMax Finance Corp., 8.50%, 9/15/18 (a)	USD	75	$79,594
Voya Financial, Inc.:
2.90%, 2/15/18		4,000	4,121,116
5.65%, 5/15/53 (b)		33,157	33,737,247
Walter Investment Management Corp., 7.88%, 12/15/21 (a)		75	76,500

			245,431,054
Diversified Telecommunication Services — 0.9%
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (a)		995	1,002,463
6.75%, 11/15/20 (a)		1,180	1,203,600
6.45%, 3/15/29		2,495	2,407,675
Altice Financing SA, 6.50%, 1/15/22 (a)		1,525	1,566,937
Altice SA:
7.25%, 5/15/22	EUR	510	708,523
7.75%, 5/15/22 (a)	USD	1,495	1,528,637
AT&T, Inc.:
3.90%, 3/11/24		1,670	1,725,950
4.30%, 12/15/42		540	507,770
4.35%, 6/15/45		2,193	2,064,427
Avaya, Inc., 7.00%, 4/01/19 (a)		125	122,187
Bakrie Telecom Pte. Ltd., 11.50%, 5/07/15		1,000	100,000
CenturyLink, Inc.:
5.63%, 4/01/20		1,669	1,739,933
6.45%, 6/15/21		100	107,500
5.80%, 3/15/22		200	205,000
7.60%, 9/15/39		125	125,000
7.65%, 3/15/42		100	100,000
Cincinnati Bell, Inc., 8.38%, 10/15/20		150	162,750
CommScope Holding Co., Inc., 6.63% (6.63% Cash or 7.38% PIK), 6/01/20 (a)(f)		125	131,875
CommScope, Inc., 5.50%, 6/15/24 (a)		125	124,375
Digicel Ltd., 6.00%, 4/15/21 (a)		4,730	4,812,775
Emirates Telecommunications Corp., 2.75%, 6/18/26	EUR	343	467,652
Eutelsat SA, 2.63%, 1/13/20		200	283,059
Frontier Communications Corp.:
8.13%, 10/01/18	USD	150	171,750
8.50%, 4/15/20		150	172,875
7.13%, 1/15/23		200	207,000
7.63%, 4/15/24		150	156,375
9.00%, 8/15/31		100	106,500
GCX Ltd., 7.00%, 8/01/19		2,050	2,105,247
Level 3 Escrow II, Inc., 5.38%, 8/15/22 (a)		75	73,594
Level 3 Financing, Inc.:
8.13%, 7/01/19		2,693	2,868,045
7.00%, 6/01/20		50	53,187
8.63%, 7/15/20		1,036	1,126,650
6.13%, 1/15/21 (a)		1,631	1,688,085
Orange SA:
8.13%, 1/28/33	EUR	150	329,456
5.38%, 1/13/42	USD	540	591,261
PCCW-HKT Capital No. 4 Ltd., 5.75%, 4/17/22		2,000	2,135,332
Phones4u Finance PLC, 9.50%, 4/01/18	GBP	1,323	2,278,300
Play Finance 2 SA, 5.25%, 2/01/19	EUR	710	979,245
Qwest Corp., 6.88%, 9/15/33	USD	280	282,451
SES Global Americas Holdings GP, 2.50%, 3/25/19 (a)		1,000	999,754
Softbank Corp., 4.50%, 4/15/20 (a)		300	300,750
Telecom Italia Capital SA:
7.00%, 6/04/18		225	254,250
7.18%, 6/18/19		225	254,250
6.38%, 11/15/33		225	226,125

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	15

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
7.20%, 7/18/36	USD	100	$107,000
7.72%, 6/04/38		125	140,000
Telecom Italia Finance SA, 6.13%, 11/15/16 (h)	EUR	100	157,070
Telecom Italia SpA:
6.13%, 12/14/18		1,040	1,592,119
4.88%, 9/25/20		580	846,255
4.50%, 1/25/21		890	1,273,046
5.88%, 5/19/23	GBP	1,350	2,346,061
5.30%, 5/30/24 (a)	USD	200	194,000
Telefonica SA, 6.00%, 7/24/17	EUR	100	134,574
Telenet Finance V Luxembourg SCA, 6.25%, 8/15/22		1,689	2,465,298
UPCB Finance III Ltd., 6.63%, 7/01/20 (a)	USD	150	158,250
UPCB Finance VI Ltd., 6.88%, 1/15/22 (a)		150	160,500
Verizon Communications, Inc.:
2.50%, 9/15/16		12,780	13,190,762
5.15%, 9/15/23		740	818,940
3.25%, 2/17/26	EUR	460	675,035
3.85%, 11/01/42	USD	2,560	2,249,920
6.55%, 9/15/43		4,490	5,638,771
Vodafone Group PLC, 4.38%, 2/19/43		720	683,202
Williams Partners LP, 4.90%, 1/15/45		520	518,567
Wind Acquisition Finance SA:
6.50%, 4/30/20 (a)		200	212,500
4.00%, 7/15/20	EUR	1,697	2,275,203
4.20%, 7/15/20 (b)		805	1,081,975
4.75%, 7/15/20 (a)	USD	250	244,375
7.38%, 4/23/21 (a)		300	312,750
Windstream Corp.:
7.88%, 11/01/17		50	57,125
7.75%, 10/15/20		845	904,150
7.75%, 10/01/21		225	242,719
6.38%, 8/01/23		100	98,750

			77,337,487
Electric Utilities — 0.4%
Berkshire Hathaway Energy Co., 5.15%, 11/15/43		1,400	1,571,303
Duke Energy Indiana, Inc., 4.90%, 7/15/43		300	332,183
Duke Energy Progress, Inc., 4.10%, 3/15/43		1,040	1,026,660
Electricite de France, 6.00%, 1/22/14 (a)		15,000	16,963,395
EnBW Energie Baden-Wuerttemberg AG, 3.63%, 4/02/76 (b)	EUR	520	695,129
Enel SpA, 5.00%, 1/15/75 (b)		370	514,053
FirstEnergy Corp.:
2.75%, 3/15/18	USD	50	50,279
4.25%, 3/15/23		200	198,483
7.38%, 11/15/31		150	176,781
FirstEnergy Transmission LLC, 4.35%, 1/15/25 (a)		100	100,855
Florida Power & Light Co., 5.25%, 2/01/41		170	201,654
GDF Suez:
3.00% (b)(g)	EUR	300	405,229
2.38%, 5/19/26		600	819,676
Monongahela Power Co., 5.40%, 12/15/43 (a)	USD	300	346,327
NGG Finance PLC, 4.25%, 6/18/76 (b)	EUR	1,110	1,579,238
Oncor Electric Delivery Co. LLC, 5.30%, 6/01/42	USD	680	795,567
PacifiCorp, 5.75%, 4/01/37		560	690,541
PPL Capital Funding, Inc., 5.00%, 3/15/44		300	325,323
PPL Energy Supply LLC, 4.60%, 12/15/21		100	94,861
Progress Energy, Inc., 5.63%, 1/15/16		1,131	1,208,476
RJS Power Holdings LLC, 5.13%, 7/15/19 (a)		200	197,000
Saudi Electricity Global Sukuk Co. 3, 5.50%, 4/08/44		785	822,287

Corporate Bonds	Par (000)		Value
Electric Utilities (concluded)
Southern California Edison Co., 4.50%, 9/01/40	USD	450	$476,265
SSE PLC, 5.03% (b)(g)	EUR	1,120	1,549,199

			31,140,764
Electrical Equipment — 0.1%
AE-Rotor Holding BV, 4.97%, 3/28/18	USD	5,200	5,353,140
Belden, Inc., 5.50%, 9/01/22 (a)		75	76,875
General Cable Corp., 6.50%, 10/01/22		75	75,187
GrafTech International Ltd., 6.38%, 11/15/20		821	839,473
WESCO Distribution, Inc., 5.38%, 12/15/21		50	51,250

			6,395,925
Electronic Equipment, Instruments & Components — 0.0%
Flextronics International Ltd.:
4.63%, 2/15/20		100	101,250
5.00%, 2/15/23		50	50,750
Rexel SA, 6.13%, 12/15/19 (a)		200	207,000
Viasystems, Inc., 7.88%, 5/01/19 (a)		100	104,000

			463,000
Energy Equipment & Services — 0.1%
Atwood Oceanics, Inc., 6.50%, 2/01/20		75	78,750
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		75	79,125
CGG, 6.50%, 6/01/21		850	807,500
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (a)		200	206,250
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)		1,305	1,350,675
Gulfmark Offshore, Inc., 6.38%, 3/15/22		50	50,000
Halliburton Co., 4.75%, 8/01/43		805	850,223
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (a)		100	106,750
Key Energy Services, Inc., 6.75%, 3/01/21		75	76,500
McDermott International, Inc., 8.00%, 5/01/21 (a)		50	51,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.13%, 11/15/21 (a)		100	101,250
Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc., 7.38%, 1/15/22 (a)		100	101,750
PHI, Inc., 5.25%, 3/15/19 (a)		100	100,500
SESI LLC:
6.38%, 5/01/19		50	52,500
7.13%, 12/15/21		530	589,625
Trionista TopCo GmbH, 6.88%, 4/30/21	EUR	900	1,278,535
Weatherford International Ltd., 5.95%, 4/15/42	USD	730	826,290

			6,707,223
Food & Staples Retailing — 0.1%
Casino Guichard Perrachon SA, 2.80%, 8/05/26	EUR	200	267,220
FPC Finance Ltd., 6.00%, 6/28/19	USD	1,000	1,072,500
Ingles Markets, Inc., 5.75%, 6/15/23		100	100,250
Olam International Ltd.:
5.75%, 9/20/17		7,600	7,970,500
6.75%, 1/29/18		400	418,040
Rite Aid Corp., 8.00%, 8/15/20		100	108,375
Wal-Mart Stores, Inc.:
4.00%, 4/11/43		1,960	1,881,624
4.30%, 4/22/44		672	673,965

			12,492,474
Food Products — 0.3%
ARAMARK Corp., 5.75%, 3/15/20		1,368	1,409,040

See Notes to Financial Statements.

16	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Food Products (concluded)
B&G Foods, Inc., 4.63%, 6/01/21	USD	75	$73,125
Bakkavor Finance 2 PLC, 8.25%, 2/15/18		1,221	2,164,491
Boparan Finance PLC:
5.25%, 7/15/19	GBP	275	438,168
4.38%, 7/15/21	EUR	412	523,855
5.50%, 7/15/21	GBP	731	1,153,808
Bumble Bee Holdings, Inc., 9.00%, 12/15/17 (a)	USD	96	101,280
Comfeed Finance BV, 6.00%, 5/02/18		3,000	2,985,000
Diamond Foods, Inc., 7.00%, 3/15/19 (a)		1,590	1,633,725
Findus Bondco SA, 9.13%, 7/01/18	EUR	1,100	1,587,105
HJ Heinz Co., 4.25%, 10/15/20	USD	375	372,656
JBS Investments GmbH, 7.75%, 10/28/20 (a)		1,230	1,319,175
JBS USA LLC/JBS USA Finance, Inc.:
8.25%, 2/01/20 (a)		100	108,000
7.25%, 6/01/21 (a)		100	107,000
7.25%, 6/01/21 (a)		100	107,000
5.88%, 7/15/24 (a)		50	49,375
Post Holdings, Inc.:
7.38%, 2/15/22		200	213,000
6.00%, 12/15/22 (a)		100	99,000
Premier Foods Finance PLC, 6.50%, 3/15/21	GBP	100	164,188
R&R Ice Cream PLC:
9.25% (9.25% Cash or 9.85% PIK), 5/15/18 (f)	EUR	2,363	3,239,422
4.75%, 5/15/20		105	140,951
5.50%, 5/15/20	GBP	105	174,436
Smithfield Foods, Inc., 6.63%, 8/15/22	USD	1,221	1,318,680
Sun Merger Sub, Inc., 5.25%, 8/01/18 (a)		125	128,125
Wm. Wrigley Jr. Co., 2.00%, 10/20/17 (a)		5,000	5,054,885

			24,665,490
Health Care Equipment & Supplies — 0.0%
Alere, Inc., 7.25%, 7/01/18		1,210	1,294,700
Biomet, Inc., 6.50%, 8/01/20		200	215,730
Hologic, Inc., 6.25%, 8/01/20		1,374	1,432,395
Universal Hospital Services, Inc., 7.63%, 8/15/20		100	102,000

			3,044,825
Health Care Providers & Services — 0.6%
3AB Optique Developpement SAS, 5.63%, 4/15/19	EUR	605	777,718
Aetna, Inc., 1.75%, 5/15/17	USD	2,614	2,641,280
AmSurg Corp., 5.63%, 7/15/22 (a)		100	100,375
AmSurg Escrow Corp., 5.63%, 7/15/22 (a)		25	25,437
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		835	876,750
Care UK Health & Social Care PLC, 5.57%, 7/15/19 (b)	GBP	654	1,084,829
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD	1,403	1,438,075
8.00%, 11/15/19		250	268,175
7.13%, 7/15/20		200	213,500
5.13%, 8/01/21 (a)		175	176,313
6.88%, 2/01/22 (a)		2,056	2,102,260
DaVita HealthCare Partners, Inc.:
6.63%, 11/01/20		100	105,000
5.75%, 8/15/22		100	105,500
5.13%, 7/15/24		1,943	1,913,855
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		949	1,005,940
Fresenius Medical Care U.S. Finance II, Inc.:
5.63%, 7/31/19 (a)		200	213,000
5.88%, 1/31/22 (a)		100	109,250
Fresenius Medical Care U.S. Finance, Inc., 5.75%, 2/15/21 (a)		937	1,009,617

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
Hanger, Inc., 7.13%, 11/15/18	USD	990	$1,024,650
HCA Holdings, Inc., 6.25%, 2/15/21		125	131,937
HCA, Inc.:
6.50%, 2/15/16		250	266,250
8.00%, 10/01/18		100	116,375
3.75%, 3/15/19		200	198,500
6.50%, 2/15/20		3,214	3,491,207
7.50%, 2/15/22		250	283,125
5.88%, 5/01/23		984	1,013,520
5.00%, 3/15/24		100	99,250
IDH Finance PLC, 6.00%, 12/01/18	GBP	570	997,218
Kindred Healthcare, Inc., 6.38%, 4/15/22 (a)	USD	100	99,000
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/01/18		200	221,500
LifePoint Hospitals, Inc., 5.50%, 12/01/21 (a)		150	153,375
Magnolia BC SA, 9.00%, 8/01/20	EUR	1,700	2,344,671
Mallinckrodt International Finance SA, 4.75%, 4/15/23	USD	100	92,500
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 8/01/22 (a)		75	75,375
NBTY, Inc., 9.00%, 10/01/18		100	104,250
Omnicare, Inc., 3.75%, 4/01/42 (h)		915	1,437,122
Priory Group No. 3 PLC, 7.00%, 2/15/18	GBP	1,121	1,975,902
Select Medical Corp., 6.38%, 6/01/21	USD	100	102,500
Symbion, Inc., 8.00%, 6/15/16		1,000	1,040,000
Tenet Healthcare Corp.:
6.25%, 11/01/18		150	162,375
5.00%, 3/01/19 (a)		1,541	1,517,885
4.75%, 6/01/20		150	148,875
6.00%, 10/01/20		1,655	1,729,475
4.50%, 4/01/21		1,225	1,191,313
4.38%, 10/01/21		1,932	1,859,550
8.13%, 4/01/22		2,217	2,477,497
UnitedHealth Group, Inc., 4.25%, 3/15/43		530	518,630
Voyage Care Bondco PLC:
6.50%, 8/01/18	GBP	800	1,396,228
11.00%, 2/01/19		1,000	1,840,252
WellCare Health Plans, Inc., 5.75%, 11/15/20	USD	75	76,500
WellPoint, Inc.:
2.38%, 2/15/17		3,263	3,355,362
5.88%, 6/15/17		1,093	1,226,272
1.88%, 1/15/18		1,250	1,255,093
4.65%, 1/15/43		350	355,992

			48,546,400
Hotels, Restaurants & Leisure — 0.2%
AMC Entertainment, Inc., 9.75%, 12/01/20		100	111,750
Brinker International, Inc., 2.60%, 5/15/18		1,000	1,002,610
Caesars Entertainment Operating Co., Inc.:
9.00%, 2/15/20		529	437,747
9.00%, 2/15/20		466	387,945
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20 (a)		125	128,125
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.38%, 5/01/22 (a)		75	75,563
Carnival Corp.:
1.20%, 2/05/16		1,250	1,255,795
1.88%, 12/15/17		2,750	2,751,837
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.25%, 3/15/21		100	101,000
Choice Hotels International, Inc., 5.75%, 7/01/22		620	669,600
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	760	1,040,573

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	17

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
DineEquity, Inc., 9.50%, 10/30/18	USD	100	$106,600
Enterprise Funding Ltd., 3.50%, 9/10/20	GBP	300	516,115
Gala Group Finance PLC, 11.50%, 6/01/19		1,400	2,564,724
Gamenet SpA, 7.25%, 8/01/18	EUR	323	444,190
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21 (a)	USD	200	209,500
Intralot Capital Luxembourg SA, 6.00%, 5/15/21		488	653,455
MCE Finance Ltd., 5.00%, 2/15/21 (a)		895	888,287
MGM Resorts International:
10.00%, 11/01/16		125	145,000
7.63%, 1/15/17		100	110,500
8.63%, 2/01/19		1,368	1,593,720
5.25%, 3/31/20		125	126,563
6.63%, 12/15/21		150	162,187
7.75%, 3/15/22		125	143,750
Pinnacle Entertainment, Inc.:
7.50%, 4/15/21		100	105,750
6.38%, 8/01/21		155	159,650
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		100	103,500
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		1,250	1,243,750
Snai SpA, 7.63%, 6/15/18	EUR	665	957,251
Travelport LLC/Travelport Holdings, Inc., 6.36%, 3/01/16 (a)(b)	USD	1	1,257
Viking Cruises Ltd., 8.50%, 10/15/22 (a)		50	54,875
Vougeot Bidco PLC, 7.88%, 7/15/20	GBP	614	1,094,877
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
7.75%, 8/15/20	USD	150	161,625
5.38%, 3/15/22		150	152,250
4.25%, 5/30/23 (a)		50	47,000
Wynn Macau Ltd., 5.25%, 10/15/21 (a)		838	838,000

			20,546,921
Household Durables — 0.1%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		874	917,700
APX Group, Inc., 6.38%, 12/01/19		100	100,000
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)		100	104,875
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.13%, 7/01/22 (a)		50	51,250
DR Horton, Inc., 3.75%, 3/01/19		928	909,440
Jarden Corp.:
7.50%, 5/01/17		100	111,500
1.88%, 9/15/18 (h)		460	607,775
K Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		1,451	1,527,177
KB Home:
4.75%, 5/15/19		874	863,075
7.00%, 12/15/21		716	769,700
Lennar Corp., 4.75%, 11/15/22		100	96,000
RSI Home Products, Inc., 6.88%, 3/01/18 (a)		100	106,000
The Ryland Group, Inc., 6.63%, 5/01/20		1,035	1,107,450
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		1,285	1,365,313
Standard Pacific Corp.:
8.38%, 5/15/18		100	114,750
8.38%, 1/15/21		1,415	1,637,863
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		100	98,500

			10,488,368
Household Products — 0.1%
Harbinger Group, Inc., 7.88%, 7/15/19		125	135,625

Corporate Bonds	Par (000)		Value
Household Products (concluded)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.13%, 4/15/19	USD	250	$259,375
9.00%, 4/15/19		295	307,537
7.88%, 8/15/19		150	159,563
5.75%, 10/15/20		2,732	2,786,640
6.88%, 2/15/21		355	374,081
Spectrum Brands, Inc.:
6.38%, 11/15/20		741	779,903
6.63%, 11/15/22		100	106,000
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)		1,116	1,210,860
Yieldking Investment Ltd., 5.15%, 7/31/17	CNH	9,000	1,466,351

			7,585,935
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.:
8.00%, 10/15/17	USD	150	172,125
7.38%, 7/01/21		150	171,000
4.88%, 5/15/23		150	141,375
Calpine Corp.:
6.00%, 1/15/22 (a)		25	26,375
5.38%, 1/15/23		1,737	1,702,260
7.88%, 1/15/23 (a)		218	235,985
5.88%, 1/15/24 (a)		1,084	1,130,070
5.75%, 1/15/25		1,832	1,790,780
DPL, Inc., 7.25%, 10/15/21		150	158,250
Dynegy, Inc., 5.88%, 6/01/23		100	96,000
EDP Finance BV:
4.90%, 10/01/19 (a)		125	130,366
5.25%, 1/14/21 (a)		200	208,260
Enel Finance International NV, 6.00%, 10/07/39 (a)		240	273,681
GenOn Energy, Inc.:
9.50%, 10/15/18		100	104,500
9.88%, 10/15/20		100	104,500
NRG Energy, Inc.:
7.63%, 1/15/18		1,822	2,022,420
7.88%, 5/15/21		150	162,750
6.25%, 7/15/22 (a)		175	180,250
6.63%, 3/15/23		150	154,500
6.25%, 5/01/24 (a)		1,459	1,459,000
Oncor Electric Delivery Co. LLC, 6.80%, 9/01/18		440	519,799

			10,944,246
Industrial Conglomerates — 0.0%
General Electric Co., 4.13%, 10/09/42		230	228,206
Insurance — 0.8%
ACE INA Holdings, Inc., 5.80%, 3/15/18		1,500	1,704,517
AIA Group Ltd., 2.25%, 3/11/19 (a)		1,250	1,240,435
Allianz SE, 4.75% (b)(g)	EUR	500	728,776
The Allstate Corp., 5.75%, 8/15/53 (b)	USD	1,810	1,946,881
American International Group, Inc.:
5.45%, 5/18/17		1,000	1,108,983
5.85%, 1/16/18		2,275	2,576,171
8.25%, 8/15/18		2,083	2,562,877
4.50%, 7/16/44		415	410,140
Aon Corp., 3.50%, 9/30/15		3,000	3,092,100
Aon PLC, 2.88%, 5/14/26	EUR	170	235,140
Aviva PLC, 6.88%, 5/20/58 (b)	GBP	430	846,736
AXA SA, 5.63%, 1/16/54 (b)		500	862,091
AXIS Specialty Finance PLC, 2.65%, 4/01/19	USD	1,250	1,253,974

See Notes to Financial Statements.

18	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Insurance (concluded)
The CHUBB Corp., 5.75%, 5/15/18	USD	3,250	$3,694,194
Farmers Exchange Capital II, 6.15%, 11/01/53 (a)(b)		14,590	16,392,653
Generali Finance BV, 5.48% (b)(g)	EUR	600	832,176
Glen Meadow Pass-Through Trust, 6.51%, 2/12/67 (a)(b)	USD	2,064	2,038,200
Hartford Financial Services Group, Inc., 4.00%, 10/15/17		3,750	4,029,833
International Lease Finance Corp.:
5.75%, 5/15/16		150	156,937
6.75%, 9/01/16 (a)		1,317	1,442,115
8.75%, 3/15/17		250	283,750
8.88%, 9/01/17		100	115,000
3.88%, 4/15/18		100	99,630
6.25%, 5/15/19		325	352,625
8.25%, 12/15/20		150	180,375
8.63%, 1/15/22		150	185,437
Jackson National Life Global Funding, 2.30%, 4/16/19 (a)		2,000	1,999,239
Marsh & McLennan Cos., Inc.:
2.30%, 4/01/17		3,300	3,362,020
9.25%, 4/15/19		1,000	1,293,746
MetLife, Inc., 4.88%, 11/13/43		910	975,685
Nippon Life Insurance Co., 5.00%, 10/18/42 (b)		1,500	1,615,725
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	425	719,072
Prudential Covered Trust 2012-1, 3.00%, 9/30/15 (a)	USD	400	409,650
Prudential Financial, Inc.:
6.00%, 12/01/17		4,000	4,545,660
5.10%, 8/15/43		310	334,585
Scottish Widows PLC, 7.00%, 6/16/43	GBP	250	488,089
Swiss Reinsurance Co. via ELM BV, 5.25% (b)(g)	EUR	600	841,591
XLIT Ltd., 2.30%, 12/15/18	USD	400	396,274

			65,353,082
Internet & Catalog Retail — 0.1%
Liberty Interactive LLC, 8.25%, 2/01/30		50	55,250
Netflix, Inc., 5.38%, 2/01/21		100	103,250
QVC, Inc., 5.95%, 3/15/43		5,000	5,365,930

			5,524,430
Internet Software & Services — 0.1%
21Vianet Group, Inc., 6.88%, 6/26/17	CNH	17,000	2,770,309
Equinix, Inc.:
7.00%, 7/15/21	USD	175	190,750
5.38%, 4/01/23		125	125,625
IAC/InterActiveCorp:
4.88%, 11/30/18		1,322	1,358,355
4.75%, 12/15/22		100	96,000
Verisign, Inc., 4.63%, 5/01/23		100	97,500
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		1,360	1,441,600

			6,080,139
IT Services — 0.0%
Fidelity National Information Services, Inc., 3.50%, 4/15/23		735	723,804
International Business Machines Corp., 4.00%, 6/20/42		330	315,442
MasterCard, Inc., 3.38%, 4/01/24		325	326,563

			1,365,809
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc., 2.25%, 8/15/16		4,600	4,708,758
Machinery — 0.1%
Amsted Industries, Inc., 5.00%, 3/15/22 (a)		100	99,250

Corporate Bonds	Par (000)		Value
Machinery (concluded)
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)	USD	125	$130,000
Bombardier, Inc.:
7.50%, 3/15/18 (a)		200	218,500
7.75%, 3/15/20 (a)		150	162,000
6.00%, 10/15/22 (a)		100	98,000
6.13%, 1/15/23 (a)		200	197,000
Case New Holland, Inc., 7.88%, 12/01/17		100	114,125
Cooper U.S., Inc., 6.10%, 7/01/17		1,500	1,677,075
Crane Co., 2.75%, 12/15/18		600	610,469
Eaton Corp., 4.15%, 11/02/42		300	286,894
Galapagos SA, 5.38%, 6/15/21	EUR	220	296,093
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22		640	826,995
Hydra Dutch Holdings 2BV, 5.70%, 4/15/19 (b)		915	1,212,975
The Manitowoc Co., Inc., 8.50%, 11/01/20	USD	100	109,500
Pentair Finance SA, 1.35%, 12/01/15		650	654,278
Polymer Group, Inc., 7.75%, 2/01/19		96	100,800
Selecta Group BV, 6.50%, 6/15/20	EUR	680	939,371
Sparkle Assets Ltd., 6.88%, 1/30/20	USD	2,200	2,225,080
SPX Corp., 6.88%, 9/01/17		100	109,250
Terex Corp., 6.00%, 5/15/21		116	121,510
Titan International, Inc., 6.88%, 10/01/20		810	822,150
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19		122	128,405

			11,139,720
Media — 0.8%
21st Century Fox America, Inc., 5.40%, 10/01/43		830	904,629
AMC Networks, Inc.:
7.75%, 7/15/21		955	1,045,725
4.75%, 12/15/22		100	99,750
Cablevision Systems Corp.:
7.75%, 4/15/18		300	333,750
8.00%, 4/15/20		100	112,750
5.88%, 9/15/22		1,475	1,452,875
CCO Holdings LLC/CCO Holdings Capital Corp.:
7.00%, 1/15/19		250	260,625
8.13%, 4/30/20		50	53,313
7.38%, 6/01/20		100	106,750
6.50%, 4/30/21		400	416,000
5.25%, 9/30/22		2,035	1,994,300
5.13%, 2/15/23		1,080	1,042,200
5.75%, 1/15/24		125	124,375
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
6.38%, 9/15/20 (a)		350	360,500
5.13%, 12/15/21 (a)		940	904,750
Cinemark USA, Inc., 4.88%, 6/01/23		50	48,875
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20		1,252	1,314,600
6.50%, 11/15/22		1,903	1,998,150
6.50%, 11/15/22		1,493	1,560,185
Columbus International, Inc., 7.38%, 3/30/21 (a)		1,500	1,582,500
Comcast Corp.:
5.50%, 11/23/29	GBP	430	844,377
4.75%, 3/01/44	USD	3,250	3,397,277
ComEd Financing III, 6.35%, 3/15/33		1,050	1,073,625
Cox Communications, Inc., 8.38%, 3/01/39 (a)		760	1,075,987
CSC Holdings LLC:
8.63%, 2/15/19		100	117,500
5.25%, 6/01/24 (a)		100	95,750

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	19

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (continued)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.50%, 3/01/16	USD	4,500	$4,683,798
2.40%, 3/15/17		1,440	1,478,125
6.38%, 3/01/41		50	59,779
5.15%, 3/15/42		580	598,480
Discovery Communications LLC:
2.38%, 3/07/22	EUR	480	663,291
6.35%, 6/01/40	USD	120	141,543
4.88%, 4/01/43		94	93,965
DISH DBS Corp.:
7.13%, 2/01/16		150	159,750
4.63%, 7/15/17		150	156,000
4.25%, 4/01/18		1,205	1,223,075
7.88%, 9/01/19		150	172,500
5.13%, 5/01/20		2,985	3,044,700
6.75%, 6/01/21		200	220,000
5.88%, 7/15/22		300	313,500
5.00%, 3/15/23		150	147,000
Gannett Co., Inc.:
5.13%, 10/15/19 (a)		100	102,250
5.13%, 7/15/20		150	151,500
6.38%, 10/15/23 (a)		1,651	1,741,805
The Interpublic Group of Cos, Inc.:
2.25%, 11/15/17		2,101	2,127,784
3.75%, 2/15/23		520	517,142
4.20%, 4/15/24		100	101,701
Lamar Media Corp.:
5.88%, 2/01/22		100	105,750
5.00%, 5/01/23		100	99,125
The McClatchy Co., 9.00%, 12/15/22		950	1,047,375
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.75%, 4/01/21		100	111,500
MDC Partners, Inc., 6.75%, 4/01/20 (a)		1,254	1,304,160
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		856	920,200
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		2,089	2,151,670
Nara Cable Funding Ltd., 8.88%, 12/01/18 (a)		200	212,000
Nielsen Finance LLC/Nielsen Finance Co.:
4.50%, 10/01/20		1,100	1,089,000
5.00%, 4/15/22 (a)		150	147,750
Numericable Group SA:
4.88%, 5/15/19 (a)		2,230	2,241,150
5.38%, 5/15/22	EUR	110	152,842
6.00%, 5/15/22 (a)	USD	4,270	4,291,350
6.00%, 5/15/22		82	82,410
5.63%, 5/15/24	EUR	260	363,882
6.25%, 5/15/24 (a)	USD	250	251,250
Odeon & UCI Finco PLC, 9.00%, 8/01/18	GBP	225	385,567
Omnicom Group, Inc., 5.90%, 4/15/16	USD	2,177	2,352,336
Quebecor Media, Inc., 5.75%, 1/15/23		150	151,500
Regal Entertainment Group, 5.75%, 3/15/22		125	127,500
Sinclair Television Group, Inc.:
5.38%, 4/01/21		100	100,125
6.13%, 10/01/22		100	103,250
Sirius XM Radio, Inc.:
4.25%, 5/15/20 (a)		75	72,187
5.88%, 10/01/20 (a)		150	153,375
4.63%, 5/15/23 (a)		100	93,000
6.00%, 7/15/24 (a)		150	150,750
Starz LLC/Starz Finance Corp., 5.00%, 9/15/19		75	76,125
Time Warner Cable, Inc.:
5.85%, 5/01/17		405	452,855

Corporate Bonds	Par (000)		Value
Media (concluded)
6.55%, 5/01/37	USD	1,070	$1,325,275
Time Warner, Inc., 5.35%, 12/15/43		790	848,593
Time, Inc., 5.75%, 4/15/22 (a)		75	74,250
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (a)		1,265	1,271,325
5.75%, 1/15/23	EUR	1,930	2,791,109
Univision Communications, Inc.:
6.88%, 5/15/19 (a)	USD	250	262,500
6.75%, 9/15/22 (a)		150	161,625
5.13%, 5/15/23 (a)		75	77,063
Viacom, Inc., 5.85%, 9/01/43		310	349,217
Videotron Ltd., 5.38%, 6/15/24 (a)		100	100,000
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (a)		200	202,000
VTR Finance BV, 6.88%, 1/15/24 (a)		810	839,363

			67,311,110
Metals & Mining — 0.3%
ABJA Investment Co. Pte. Ltd.:
4.85%, 1/31/20		2,150	2,163,437
5.95%, 7/31/24		2,000	1,980,000
Alcoa, Inc.:
5.55%, 2/01/17		300	325,167
5.40%, 4/15/21		350	374,350
5.95%, 2/01/37		150	150,516
Aleris International, Inc.:
7.63%, 2/15/18		100	102,500
7.88%, 11/01/20		50	51,375
APERAM, 7.75%, 4/01/18 (a)		356	374,690
ArcelorMittal:
5.00%, 2/25/17		150	154,500
6.13%, 6/01/18		1,588	1,695,190
10.35%, 6/01/19		250	311,250
5.75%, 8/05/20		200	208,000
6.00%, 3/01/21		50	51,875
6.75%, 2/25/22		200	216,500
7.50%, 10/15/39		100	104,250
7.25%, 3/01/41		200	204,000
Barrick Gold Corp., 4.10%, 5/01/23		170	168,072
Barrick North America Finance LLC, 5.75%, 5/01/43		1,060	1,089,859
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		400	441,851
Commercial Metals Co., 7.35%, 8/15/18		100	113,000
Constellium NV:
4.63%, 5/15/21	EUR	1,065	1,459,954
5.75%, 5/15/24 (a)	USD	1,050	1,081,500
Eldorado Gold Corp., 6.13%, 12/15/20 (a)		75	76,687
First Quantum Minerals Ltd.:
6.75%, 2/15/20 (a)		997	1,016,940
7.00%, 2/15/21 (a)		200	206,000
FMG Resources August 2006 Pty Ltd.:
6.00%, 4/01/17 (a)		200	203,500
8.25%, 11/01/19 (a)		300	321,750
6.88%, 4/01/22 (a)		100	106,375
Freeport-Mcmoran Copper & Gold, Inc., 5.45%, 3/15/43		450	468,402
HudBay Minerals, Inc., 9.50%, 10/01/20		100	110,000
IAMGOLD Corp., 6.75%, 10/01/20 (a)		100	92,000
New Gold, Inc., 6.25%, 11/15/22 (a)		100	105,250
Novelis, Inc.:
8.38%, 12/15/17		200	210,250
8.75%, 12/15/20		2,324	2,509,920
Ovako AB, 6.50%, 6/01/19	EUR	470	643,512

See Notes to Financial Statements.

20	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Metals & Mining (concluded)
Rio Tinto Finance USA Ltd., 5.20%, 11/02/40	USD	200	$221,353
Rio Tinto Finance USA PLC, 2.88%, 8/21/22		890	867,394
Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17		645	682,894
S&B Minerals Finance SCA, 9.25%, 8/15/20	EUR	1,100	1,639,454
Teck Resources Ltd., 5.40%, 2/01/43	USD	360	351,707
United States Steel Corp.:
7.00%, 2/01/18		75	81,187
7.38%, 4/01/20		100	109,750
Walter Energy, Inc., 9.50%, 10/15/19 (a)		100	99,500

			22,945,661
Multiline Retail — 0.1%
Debenhams PLC, 5.25%, 7/15/21	GBP	780	1,260,911
Dollar General Corp., 1.88%, 4/15/18	USD	4,864	4,812,145
Hema Bondco I BV, 6.25%, 6/15/19	EUR	1,306	1,748,795
Macy’s Retail Holdings, Inc., 6.70%, 7/15/34	USD	132	167,083
Sears Holdings Corp., 6.63%, 10/15/18		150	135,563
Target Corp., 4.00%, 7/01/42		730	687,561

			8,812,058
Multi-Utilities — 0.0%
2i Rete Gas SpA, 3.00%, 7/16/24	EUR	210	289,199
Pacific Gas & Electric Co.:
3.75%, 2/15/24	USD	200	205,310
4.75%, 2/15/44		660	705,707
Southern California Gas Co., 3.75%, 9/15/42		260	245,634

			1,445,850
Oil, Gas & Consumable Fuels — 1.7%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		1,933	2,034,483
4.88%, 5/15/23		175	180,250
4.88%, 3/15/24		125	128,750
Alpha Natural Resources, Inc.:
3.75%, 12/15/17 (h)		1,435	1,214,369
7.50%, 8/01/20 (a)		50	46,125
AmeriGas Finance LLC/AmeriGas Finance Corp., 7.00%, 5/20/22		175	187,250
Anadarko Petroleum Corp., 6.45%, 9/15/36		340	426,583
Antero Resources Finance Corp.:
6.00%, 12/01/20		100	104,250
5.38%, 11/01/21		1,133	1,147,163
Apache Corp., 4.75%, 4/15/43		330	339,764
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
6.63%, 10/01/20		100	104,000
5.88%, 8/01/23		50	49,125
Baytex Energy Corp., 5.63%, 6/01/24 (a)		109	107,365
Berau Coal Energy PT, 7.25%, 3/13/17		3,000	2,917,500
Berry Petroleum Co. LLC, 6.38%, 9/15/22		750	765,000
BIBBY Offshore Services PLC, 7.50%, 6/15/21	GBP	578	988,038
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	USD	1,298	1,349,920
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22		125	130,625
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50%, 4/15/21 (a)		100	102,000
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18		100	104,500
CE Energy AS, 7.00%, 2/01/21	EUR	495	698,256
Chaparral Energy, Inc., 7.63%, 11/15/22	USD	75	78,563
Chesapeake Energy Corp.:
6.50%, 8/15/17		150	162,000

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
6.63%, 8/15/20	USD	1,389	$1,547,867
6.13%, 2/15/21		100	108,500
5.38%, 6/15/21		125	128,359
4.88%, 4/15/22		200	199,500
5.75%, 3/15/23		1,573	1,679,177
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19		100	105,000
Cimarex Energy Co.:
5.88%, 5/01/22		150	163,875
4.38%, 6/01/24		1,053	1,075,376
CITGO Petroleum Corp., 6.25%, 8/15/22 (a)		50	51,500
Clayton Williams Energy, Inc., 7.75%, 4/01/19		50	52,500
Concho Resources, Inc.:
7.00%, 1/15/21		100	107,000
6.50%, 1/15/22		50	53,250
5.50%, 10/01/22		100	104,000
5.50%, 4/01/23		200	207,000
CONSOL Energy, Inc.:
8.25%, 4/01/20		175	186,375
5.88%, 4/15/22 (a)		3,429	3,467,576
Continental Resources, Inc.:
5.00%, 9/15/22		920	986,700
3.80%, 6/01/24 (a)		140	140,712
4.90%, 6/01/44 (a)		235	240,450
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22 (a)		125	129,063
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/22		100	103,500
Denbury Resources, Inc.:
5.50%, 5/01/22		942	925,515
4.63%, 7/15/23		1,376	1,286,560
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (a)		1,031	1,041,310
El Paso LLC:
7.00%, 6/15/17		100	110,250
7.80%, 8/01/31		50	55,000
7.75%, 1/15/32		1,901	2,100,605
Endeavor Energy Resources LP /EER Finance, Inc., 7.00%, 8/15/21 (a)		50	53,125
Energy Transfer Equity LP:
7.50%, 10/15/20		200	223,500
5.88%, 1/15/24 (a)		1,945	1,983,900
5.88%, 1/15/24		962	981,240
Energy Transfer Partners LP:
4.15%, 10/01/20		790	828,997
8.25%, 11/15/29		590	824,712
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		100	104,500
7.50%, 12/15/21		50	52,250
Eni SpA, 3.75%, 9/12/25	EUR	330	507,626
Enterprise Products Operating LLC:
4.85%, 8/15/42	USD	300	309,399
4.85%, 3/15/44		500	516,487
8.38%, 8/01/66 (b)		20,870	23,452,663
7.00%, 6/01/67 (b)		4,000	4,240,000
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		150	166,125
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		462	483,945
EPL Oil & Gas, Inc., 8.25%, 2/15/18		125	130,625
EV Energy Partners LP/EV Energy Finance Corp., 8.00%, 4/15/19		100	104,500
FTS International, Inc., 6.25%, 5/01/22 (a)		75	76,313

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	21

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Gazprom Neft OAO Via GPN Capital SA, 2.93%, 4/26/18	EUR	130	$162,979
Gibson Energy, Inc., 6.75%, 7/15/21 (a)	USD	100	107,500
Greenko Dutch BV, 8.00%, 8/01/19		2,400	2,376,000
Harvest Operations Corp., 6.88%, 10/01/17		100	107,750
HilCorp. Energy I LP/HilCorp. Finance Co.:
7.63%, 4/15/21 (a)		1,195	1,281,637
5.00%, 12/01/24 (a)		25	24,687
Husky Energy, Inc., 4.00%, 4/15/24		330	340,536
Indo Energy Finance II BV, 6.38%, 1/24/23		2,700	2,247,750
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75%, 4/01/22 (a)		50	52,000
Kerr-McGee Corp., 7.88%, 9/15/31		155	217,020
Kinder Morgan Energy Partners LP, 5.50%, 3/01/44		830	857,315
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (a)		150	162,375
Kinder Morgan, Inc.:
5.00%, 2/15/21 (a)		620	628,525
5.63%, 11/15/23 (a)		780	803,400
Kodiak Oil & Gas Corp., 8.13%, 12/01/19		150	164,265
Laredo Petroleum, Inc.:
9.50%, 2/15/19		50	53,375
7.38%, 5/01/22		1,270	1,384,300
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19		100	102,187
6.25%, 11/01/19		1,042	1,057,630
8.63%, 4/15/20		2,355	2,487,469
7.75%, 2/01/21		100	104,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.75%, 11/01/20		100	106,875
6.50%, 8/15/21		865	914,737
5.50%, 2/15/23		50	51,875
4.50%, 7/15/23		150	147,750
MEG Energy Corp.:
6.50%, 3/15/21 (a)		2,655	2,728,013
6.38%, 1/30/23 (a)		150	154,125
7.00%, 3/31/24 (a)		2,644	2,796,030
Newfield Exploration Co.:
6.88%, 2/01/20		200	208,000
5.75%, 1/30/22		100	109,000
5.63%, 7/01/24		100	108,000
NGPL PipeCo LLC:
7.12%, 12/15/17 (a)		150	151,125
9.63%, 6/01/19 (a)		50	54,125
7.77%, 12/15/37 (a)		100	98,000
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp., 6.50%, 4/01/19 (a)		100	95,000
Noble Energy, Inc., 5.25%, 11/15/43		580	629,240
Noble Holding International Ltd., 5.25%, 3/15/42		410	420,754
Oasis Petroleum, Inc., 6.88%, 3/15/22 (a)		100	108,250
Offshore Group Investment Ltd.:
7.50%, 11/01/19		1,585	1,632,550
7.13%, 4/01/23		125	123,437
ONEOK, Inc., 4.25%, 2/01/22		100	98,450
Pacific Drilling SA, 5.38%, 6/01/20 (a)		1,018	969,645
Paragon Offshore PLC:
6.75%, 7/15/22 (a)		50	47,500
7.25%, 8/15/24 (a)		50	47,625
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		100	107,250
PDC Energy, Inc., 7.75%, 10/15/22		50	55,500
Peabody Energy Corp.:
6.00%, 11/15/18		1,497	1,493,257

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
6.25%, 11/15/21	USD	1,558	$1,476,205
Pertamina Persero PT, 6.45%, 5/30/44		3,422	3,584,545
Petrobras Global Finance BV, 7.25%, 3/17/44		1,650	1,802,443
Petroleos Mexicanos, 6.38%, 1/23/45		780	897,000
Precision Drilling Corp.:
6.63%, 11/15/20		100	104,500
5.25%, 11/15/24 (a)		1,528	1,497,440
QEP Resources, Inc.:
6.88%, 3/01/21		100	110,750
5.38%, 10/01/22		1,110	1,129,425
Range Resources Corp.:
6.75%, 8/01/20		966	1,023,960
5.00%, 8/15/22		150	153,750
Regency Energy Partners LP/Regency Energy Finance Corp.:
6.88%, 12/01/18		100	104,250
6.50%, 7/15/21		50	53,375
5.88%, 3/01/22		100	104,500
5.00%, 10/01/22		25	24,687
5.50%, 4/15/23		100	101,000
4.50%, 11/01/23		1,286	1,224,915
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (a)		50	53,375
6.00%, 1/15/19 (a)		100	103,500
6.88%, 4/15/40 (a)		100	99,000
Rosetta Resources, Inc.:
5.63%, 5/01/21		150	151,125
5.88%, 6/01/22		75	76,500
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		200	207,000
6.25%, 3/15/22 (a)		125	131,563
5.63%, 4/15/23 (a)		848	860,720
5.63%, 4/15/23		200	203,000
5.75%, 5/15/24 (a)		3,239	3,287,585
Sabine Pass LNG LP, 7.50%, 11/30/16		3,385	3,689,650
Sanchez Energy Corp.:
7.75%, 6/15/21		100	109,500
6.13%, 1/15/23 (a)		75	74,813
SandRidge Energy, Inc.:
7.50%, 3/15/21		150	156,000
8.13%, 10/15/22		100	106,500
7.50%, 2/15/23		788	821,490
Seventy Seven Energy, Inc., 6.50%, 7/15/22 (a)		423	425,115
Sinopec Capital 2013 Ltd., 1.25%, 4/24/16 (a)		1,750	1,745,305
SM Energy Co., 5.00%, 1/15/24		950	935,750
Stone Energy Corp., 7.50%, 11/15/22		125	134,063
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		654	711,225
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 5/01/23		100	101,500
4.25%, 11/15/23		50	48,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.13%, 10/15/21		60	62,400
TransCanada PipeLines Ltd.:
5.00%, 10/16/43		400	434,904
6.35%, 5/15/67 (b)		14,926	15,552,892
Transocean, Inc.:
3.80%, 10/15/22		180	174,605
6.80%, 3/15/38		5,000	5,533,560
Triangle USA Petroleum Corp., 6.75%, 7/15/22 (a)		338	337,577
Tullow Oil PLC, 6.25%, 4/15/22 (a)		250	251,250
Ultra Petroleum Corp., 5.75%, 12/15/18 (a)		1,311	1,363,440

See Notes to Financial Statements.

22	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Unit Corp., 6.63%, 5/15/21	USD	100	$105,000
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		100	106,500
W&T Offshore, Inc., 8.50%, 6/15/19		150	159,750
Western Gas Partners LP, 5.45%, 4/01/44		330	362,236
Whiting Petroleum Corp.:
5.00%, 3/15/19		2,278	2,386,205
5.75%, 3/15/21		1,037	1,132,923
The Williams Cos., Inc., 3.70%, 1/15/23		290	275,293
WPX Energy, Inc., 6.00%, 1/15/22		150	156,750

			148,962,678
Paper & Forest Products — 0.0%
International Paper Co., 6.00%, 11/15/41		130	151,361
Metsa Board OYJ, 4.00%, 3/13/19	EUR	255	354,176
Resolute Forest Products, Inc., 5.88%, 5/15/23	USD	100	95,000
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (a)		200	219,000

			819,537
Personal Products — 0.0%
First Quality Finance Co., Inc., 4.63%, 5/15/21 (a)		100	94,500
Revlon Consumer Products Corp., 5.75%, 2/15/21		100	101,500

			196,000
Pharmaceuticals — 0.3%
AbbVie, Inc., 4.40%, 11/06/42		280	273,689
Actavis, Inc.:
1.88%, 10/01/17		7,566	7,588,093
3.25%, 10/01/22		1,290	1,264,017
Catamaran Corp., 4.75%, 3/15/21		100	99,750
Endo Finance LLC, 5.75%, 1/15/22 (a)		100	99,500
Endo Finance LLC & Endo Finco, Inc.:
7.00%, 7/15/19 (a)		100	105,250
5.38%, 1/15/23 (a)		50	48,250
Forest Laboratories, Inc., 5.00%, 12/15/21 (a)		620	675,180
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (a)		1,653	1,659,199
Hospira, Inc., 5.60%, 9/15/40		100	106,535
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		75	78,937
Mylan, Inc.:
6.00%, 11/15/18 (a)		2,745	2,859,423
5.40%, 11/29/43		400	431,512
Perrigo Co. PLC, 2.30%, 11/08/18 (a)		500	497,152
Pfizer, Inc.:
4.30%, 6/15/43		300	300,380
4.40%, 5/15/44		1,040	1,065,793
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (a)		100	104,500
Valeant Pharmaceuticals International, Inc.:
6.75%, 10/01/17 (a)		150	154,500
6.75%, 8/15/18 (a)		3,474	3,630,330
7.00%, 10/01/20 (a)		150	156,750
6.38%, 10/15/20 (a)		250	258,125
5.63%, 12/01/21 (a)		25	24,875
7.25%, 7/15/22 (a)		800	848,000
VPII Escrow Corp., 7.50%, 7/15/21 (a)		375	405,000

			22,734,740
Professional Services — 0.0%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	750	1,092,361
Real Estate Investment Trusts (REITs) — 0.4%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2.00%, 2/06/17 (a)	USD	3,500	3,502,279

Corporate Bonds	Par (000)		Value
Real Estate Investment Trusts (REITs) (concluded)
AvalonBay Communities, Inc., 5.70%, 3/15/17	USD	625	$694,301
Cyrusone LP/Cyrusone Finance Corp., 6.38%, 11/15/22		50	52,750
DuPont Fabros Technology LP, 5.88%, 9/15/21		75	76,500
ERP Operating LP:
5.13%, 3/15/16		865	924,293
5.38%, 8/01/16		3,000	3,261,846
5.75%, 6/15/17		1,600	1,794,818
Felcor Lodging LP:
6.75%, 6/01/19		100	104,500
5.63%, 3/01/23		50	50,000
The Geo Group, Inc., 5.88%, 1/15/22		825	849,750
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 11/01/18		125	126,875
4.88%, 11/01/20		125	126,875
5.38%, 11/01/23		50	50,969
HCP, Inc.:
6.30%, 9/15/16		1,084	1,201,819
6.00%, 1/30/17		3,793	4,217,706
Health Care REIT, Inc.:
3.63%, 3/15/16		1,150	1,198,906
4.70%, 9/15/17		700	763,715
2.25%, 3/15/18		3,500	3,531,945
Host Hotels & Resorts LP, 5.88%, 6/15/19		1,960	2,093,935
iStar Financial, Inc.:
3.00%, 11/15/16 (h)		2,023	2,693,119
4.00%, 11/01/17		100	98,500
5.00%, 7/01/19		75	73,875
Prologis LP, 4.50%, 8/15/17		1,045	1,124,439
Simon Property Group LP:
5.88%, 3/01/17		1,320	1,464,809
7.38%, 6/15/18		1,250	1,490,811
4.75%, 3/15/42		640	677,121
Ventas Realty LP, 1.55%, 9/26/16		1,792	1,806,992
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18		174	174,540
Weyerhaeuser Real Estate Co., 4.38%, 6/15/19 (a)		760	748,600

			34,976,588
Real Estate Management & Development — 1.0%
Agile Property Holdings Ltd., 6.88%, 2/28/17	CNH	20,000	3,220,039
Caifu Holdings Ltd., 8.75%, 1/24/20	USD	5,000	5,062,000
CBRE Services, Inc., 5.00%, 3/15/23		100	99,500
China SCE Property Holdings Ltd., 11.50%, 11/14/17		2,000	2,155,000
CIFI Holdings Group Co. Ltd., 12.25%, 4/15/18		3,250	3,640,975
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		1,525	1,688,937
Fantasia Holdings Group Co. Ltd.:
7.88%, 5/27/16	CNH	15,000	2,282,705
10.75%, 1/22/20	USD	3,600	3,219,660
Far East Consortium International Ltd., 5.88%, 3/04/16	CNH	32,000	5,169,549
Filinvest Development Cayman Islands, 4.25%, 4/02/20	USD	2,500	2,414,125
General Electric Capital Corp., 4.63%, 1/30/43		3,000	2,996,640
Glorious Property Holdings Ltd., 13.25%, 3/04/18		2,500	1,827,500
Greenland Hong Kong Holdings Ltd., 5.50%, 1/23/18	CNH	20,000	3,204,262
Greentown China Holdings Ltd.:
5.63%, 5/13/16		11,500	1,843,814

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	23

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Real Estate Management & Development (concluded)
8.50%, 2/04/18	USD	1,250	$1,273,817
The Howard Hughes Corp., 6.88%, 10/01/21 (a)		125	131,563
Kaisa Group Holdings Ltd.:
6.88%, 4/22/16	CNH	20,500	3,361,499
8.88%, 3/19/18	USD	1,500	1,569,375
KWG Property Holding Ltd.:
13.25%, 3/22/17		1,000	1,162,500
8.25%, 8/05/19		1,690	1,703,773
Lai Fung Holdings Ltd., 6.88%, 4/25/18	CNH	20,000	3,139,133
Longfor Properties Co. Ltd., 6.75%, 5/28/18		10,800	1,781,112
New World China Land Ltd., 5.50%, 2/06/18		17,000	2,787,722
Pakuwon Prima Pte. Ltd., 7.13%, 7/02/19	USD	2,800	2,806,104
Realogy Group LLC, 7.63%, 1/15/20 (a)		3,671	3,955,503
Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, 4/15/19 (a)		1,650	1,600,500
RPG Byty Sro, 6.75%, 5/01/20	EUR	850	1,175,408
Theta Capital Pte. Ltd.:
7.00%, 5/16/19	USD	2,000	2,101,086
6.13%, 11/14/20		1,700	1,738,250
7.00%, 4/11/22		2,300	2,387,745
Universal Number One Co. Ltd., 5.70%, 1/30/17	CNH	13,500	2,201,681
Vingroup Joint Stock Co., 11.63%, 5/07/18	USD	2,000	2,240,000
Wanda Properties International Co. Ltd., 7.25%, 1/29/24		1,200	1,269,708
Yanlord Land Group Ltd., 10.63%, 3/29/18		1,700	1,844,500
Yuzhou Properties Co. Ltd., 8.75%, 10/04/18		2,950	2,957,375

			82,013,060
Road & Rail — 0.1%
Ashtead Capital, Inc., 6.50%, 7/15/22 (a)		1,358	1,442,875
Burlington Northern Santa Fe LLC, 4.90%, 4/01/44		690	733,186
Canadian National Railway Co., 4.50%, 11/07/43		230	243,470
CHC Helicopter SA, 9.25%, 10/15/20		180	193,086
The Hertz Corp.:
6.75%, 4/15/19		1,225	1,280,125
7.38%, 1/15/21		1,020	1,091,400
6.25%, 10/15/22		150	155,250
ITNL International Pte. Ltd., 8.00%, 7/17/17	CNH	18,000	3,018,325
Kansas City Southern de Mexico SA de CV, 0.94%, 10/28/16 (b)	USD	2,000	2,006,618
Ryder System, Inc., 2.45%, 11/15/18		1,000	1,011,499
Union Pacific Corp., 4.82%, 2/01/44		610	668,595

			11,844,429
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc.:
6.75%, 3/01/19 (a)		50	51,250
7.75%, 8/01/20		100	103,000
7.00%, 7/01/24 (a)		75	73,125
Amkor Technology, Inc., 6.38%, 10/01/22		75	78,000
Freescale Semiconductor, Inc.:
5.00%, 5/15/21 (a)		50	49,750
6.00%, 1/15/22 (a)		130	133,900
Maxim Integrated Products, Inc., 2.50%, 11/15/18		2,600	2,616,154
Micron Technology, Inc.:
5.88%, 2/15/22 (a)		75	78,750
5.50%, 2/01/25 (a)		135	134,325
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (a)		950	940,500
5.75%, 2/15/21 (a)		200	208,000

Corporate Bonds	Par (000)		Value
Semiconductors & Semiconductor Equipment (concluded)
Sensata Technologies BV:
6.50%, 5/15/19 (a)	USD	50	$52,250
4.88%, 10/15/23 (a)		75	74,250
STATS ChipPAC Ltd., 4.50%, 3/20/18 (a)		200	202,750
Xilinx, Inc., 2.13%, 3/15/19		326	324,411

			5,120,415
Software — 0.2%
Activision Blizzard, Inc.:
5.63%, 9/15/21 (a)		100	105,000
6.13%, 9/15/23 (a)		175	188,563
Audatex North America, Inc., 6.00%, 6/15/21 (a)		1,320	1,382,700
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)		1,340	1,333,300
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19		150	159,375
First Data Corp.:
7.38%, 6/15/19 (a)		4,330	4,546,500
6.75%, 11/01/20 (a)		54	56,970
Fiserv, Inc., 3.13%, 10/01/15		1,200	1,231,306
IMS Health, Inc., 6.00%, 11/01/20 (a)		2,016	2,106,720
Microsoft Corp., 5.30%, 2/08/41		260	300,796
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		1,599	1,614,990
Oracle Corp.:
5.38%, 7/15/40		210	237,711
4.50%, 7/08/44		514	517,164
Rolta Americas LLC, 8.88%, 7/24/19		1,700	1,743,350
Rolta LLC, 10.75%, 5/16/18		1,000	1,080,000

			16,604,445
Specialty Retail — 0.3%
AA Bond Co. Ltd., 9.50%, 7/31/19	GBP	579	1,087,501
Best Buy Co., Inc.:
5.00%, 8/01/18	USD	50	51,063
5.50%, 3/15/21		100	102,750
Brighthouse Group PLC, 7.88%, 5/15/18	GBP	1,000	1,776,941
Burger King Corp., 9.88%, 10/15/18	USD	100	105,750
Claire’s Stores, Inc., 9.00%, 3/15/19 (a)		150	151,125
CST Brands, Inc., 5.00%, 5/01/23		1,323	1,306,463
DFS Furniture Holdings PLC, 7.63%, 8/15/18	GBP	920	1,625,078
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8.00%, 6/01/21 (a)	USD	655	659,094
Dufry Finance SCA, 4.50%, 7/15/22	EUR	455	629,067
Ferrellgas LP/Ferrellgas Finance Corp., 6.50%, 5/01/21	USD	100	103,250
Guitar Center, Inc., 6.50%, 4/15/19 (a)		100	95,000
The Home Depot, Inc., 4.88%, 2/15/44		720	788,010
House of Fraser Funding PLC, 8.88%, 8/15/18	GBP	1,151	2,058,939
IT Ltd.:
6.25%, 5/15/18	CNH	8,600	1,309,213
6.25%, 5/15/18		4,000	608,409
L Brands, Inc.:
6.90%, 7/15/17	USD	100	112,000
8.50%, 6/15/19		100	120,500
6.63%, 4/01/21		100	111,500
5.63%, 2/15/22		100	105,000
5.63%, 10/15/23		75	79,313
Lowe’s Cos, Inc., 5.00%, 9/15/43		1,000	1,099,308
The Men’s Wearhouse, Inc., 7.00%, 7/01/22 (a)		25	26,000
Michaels Stores, Inc., 7.75%, 11/01/18		104	108,420
Next PLC, 4.38%, 10/02/26	GBP	710	1,245,685

See Notes to Financial Statements.

24	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Specialty Retail (concluded)
Pacific Emerald Pte. Ltd., 9.75%, 7/25/18	USD	4,000	$4,363,000
Penske Automotive Group, Inc., 5.75%, 10/01/22		814	840,455
Phosphorus Holdco PLC, 10.00% (10.00% Cash or 10.50% PIK), 4/01/19 (f)	GBP	870	1,263,190
Punch Taverns Finance:
Series 2013-A6, Class B, 5.94%, 12/30/24		500	844,153
Series 2013-A7, Class B, 4.77%, 6/30/33		817	1,358,079
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19	USD	150	159,750
5.75%, 6/01/22		100	104,000
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 6/01/24		100	99,000
THOM Europe SAS, 7.38%, 7/15/19	EUR	805	1,050,984
Toys R Us Property Co. II LLC, 8.50%, 12/01/17	USD	100	100,880

			25,648,870
Technology Hardware, Storage & Peripherals — 0.0%
Dell, Inc., 5.88%, 6/15/19		75	79,500
NCR Corp.:
4.63%, 2/15/21		100	98,500
6.38%, 12/15/23		150	158,250
Seagate HDD Cayman, 3.75%, 11/15/18 (a)		600	607,500

			943,750
Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc., 6.38%, 12/15/20		100	106,250
Levi Strauss & Co.:
7.63%, 5/15/20		100	106,000
6.88%, 5/01/22		844	907,300
PVH Corp., 4.50%, 12/15/22		75	72,563
Springs Industries, Inc., 6.25%, 6/01/21		880	877,800
Wolverine World Wide, Inc., 6.13%, 10/15/20		1,147	1,224,423

			3,294,336
Thrifts & Mortgage Finance — 0.0%
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 7/01/21		75	72,750
Radian Group, Inc., 2.25%, 3/01/19 (h)		907	1,206,310

			1,279,060
Tobacco — 0.1%
Altria Group, Inc.:
9.70%, 11/10/18		818	1,060,269
5.38%, 1/31/44		310	332,482
Lorillard Tobacco Co.:
3.50%, 8/04/16		3,000	3,131,025
2.30%, 8/21/17		1,062	1,078,159
3.75%, 5/20/23		550	538,828
7.00%, 8/04/41		170	207,525
Philip Morris International, Inc.:
2.88%, 3/03/26	EUR	300	425,307
4.13%, 3/04/43	USD	576	544,801
Reynolds American, Inc.:
3.25%, 11/01/22		130	125,102
4.85%, 9/15/23		200	212,614
7.25%, 6/15/37		110	137,167
4.75%, 11/01/42		290	274,792
6.15%, 9/15/43		360	410,867

			8,478,938
Trading Companies & Distributors — 0.4%
Air Lease Corp.:
4.50%, 1/15/16		1,000	1,037,500

Corporate Bonds	Par (000)		Value
Trading Companies & Distributors (concluded)
3.38%, 1/15/19	USD	1,200	$1,225,500
Aviation Capital Group Corp.:
3.88%, 9/27/16 (a)		2,025	2,093,611
7.13%, 10/15/20 (a)		3,750	4,313,171
6.75%, 4/06/21 (a)		6,500	7,320,021
GATX Corp.:
2.38%, 7/30/18		1,250	1,254,446
2.50%, 3/15/19		2,000	2,006,854
H&E Equipment Services, Inc., 7.00%, 9/01/22		100	108,250
ICTSI Treasury BV, 4.63%, 1/16/23		1,900	1,878,625
Neptune Orient Lines Ltd., 4.40%, 11/08/19	SGD	3,000	2,448,404
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50%, 3/15/16 (a)	USD	4,000	4,102,560
3.75%, 5/11/17 (a)		850	899,091
2.88%, 7/17/18 (a)		1,871	1,904,936
4.88%, 7/11/22 (a)		714	778,585
United Rentals North America, Inc.:
5.75%, 7/15/18		150	156,825
7.38%, 5/15/20		150	160,875
8.38%, 9/15/20		100	107,750
8.25%, 2/01/21		614	670,027
7.63%, 4/15/22		1,805	1,990,013
6.13%, 6/15/23		125	129,297
5.75%, 11/15/24		2,348	2,400,830

			36,987,171
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV, 6.13%, 3/30/40		660	777,047
Crown Castle International Corp.:
4.88%, 4/15/22		200	198,000
5.25%, 1/15/23		1,124	1,135,240
Digicel Group Ltd., 8.25%, 9/30/20 (a)		1,391	1,498,803
Lynx I Corp., 6.00%, 4/15/21	GBP	2,190	3,807,385
MetroPCS Wireless, Inc.:
7.88%, 9/01/18	USD	200	208,570
6.63%, 11/15/20		250	262,500
Millicom International Cellular SA, 6.63%, 10/15/21 (a)		200	212,500
Nokia Oyj:
5.38%, 5/15/19		100	106,000
6.63%, 5/15/39		75	80,063
Rogers Communications, Inc., 6.80%, 8/15/18		1,266	1,493,756
SBA Communications Corp., 4.88%, 7/15/22 (a)		1,170	1,117,350
SBA Telecommunications, Inc., 5.75%, 7/15/20		100	103,750
SmarTone Finance Ltd., 3.88%, 4/08/23		6,050	5,539,077
Sprint Capital Corp.:
6.90%, 5/01/19		250	267,500
6.88%, 11/15/28		150	146,250
8.75%, 3/15/32		1,050	1,165,500
Sprint Communications, Inc.:
6.00%, 12/01/16		100	108,000
8.38%, 8/15/17		200	228,250
9.00%, 11/15/18 (a)		3,062	3,590,195
7.00%, 3/01/20 (a)		1,676	1,885,500
7.00%, 8/15/20		150	159,000
Sprint Corp.:
7.25%, 9/15/21 (a)		300	319,500
7.88%, 9/15/23 (a)		5,755	6,157,850
7.13%, 6/15/24 (a)		2,132	2,174,640
T-Mobile USA, Inc.:
6.63%, 4/28/21		3,475	3,648,750

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	25

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
6.13%, 1/15/22	USD	125	$128,594
6.73%, 4/28/22		2,555	2,676,363
6.63%, 4/01/23		300	315,000
6.84%, 4/28/23		125	132,500
6.50%, 1/15/24		1,513	1,577,303

			41,220,736
Total Corporate Bonds — 17.7%			1,519,495,255

Equity-Linked Notes
Aerospace & Defense — 0.6%
Credit Suisse Group AG (Raytheon Co.):
9.08%, 10/09/14		124	11,271,990
8.67%, 10/13/14		124	11,273,267
JPMorgan Chase & Co. (ITT Corp.):
10.05%, 9/30/14		143	6,619,334
10.05%, 10/02/14		143	6,618,919
10.00%, 10/03/14		143	6,619,491
9.75%, 10/07/14		143	6,621,742

			49,024,743
Airlines — 0.3%
Deutsche Bank AG (Southwest Airlines Co.), 10.61%, 10/23/14		792	22,305,879
Automobiles — 0.1%
Credit Suisse Group AG (Renault SA), 7.50%, 7/30/14		84	7,253,479
Banks — 0.2%
Credit Suisse Group AG (UniCredit SpA), 10.50%, 8/04/14		2,518	20,002,063
Beverages — 0.3%
The Goldman Sachs Group, Inc. (SAB Miller PLC):
13.50%, 8/28/14		202	11,084,388
13.00%, 9/02/14		202	11,084,212

			22,168,600
Capital Markets — 0.5%
JPMorgan Chase & Co. (The Charles Schwab Corp.):
11.70%, 9/30/14		406	11,385,133
11.80%, 10/02/14		406	11,398,292
Merrill Lynch International (Ameriprise Financial, Inc.):
10.77%, 9/10/14		62	7,657,027
10.15%, 9/15/14		62	7,657,027
10.11%, 9/17/14		62	7,657,027

			45,754,506
Chemicals — 0.5%
Credit Suisse Group AG (Scotts Miracle-Gro Co.), 6.50%, 8/01/14		34	1,802,518
Morgan Stanley (CF Industries, Inc.):
20.26%, 8/21/14		47	11,700,472
18.65%, 8/25/14		47	11,700,836
Wells Fargo & Co. (PPG Industries, Inc.):
8.55%, 8/20/14		56	11,197,222
8.50%, 8/22/14		56	11,128,820

			47,529,868

Equity-Linked Notes	Par (000)		Value
Commercial Services & Supplies — 0.6%
Citigroup, Inc. (The ADT Corp.), 11.66%, 8/01/14	USD	752	$25,588,928
Morgan Stanley (Tyco International Ltd.), 7.43%, 10/29/14		509	22,044,891

			47,633,819
Diversified Financial Services — 0.3%
Merrill Lynch International (Moody’s Corp.):
9.41%, 9/09/14		64	5,753,202
8.98%, 9/15/14		64	5,753,202
9.02%, 9/18/14		64	5,753,202
8.70%, 9/23/14		64	5,753,202

			23,012,808
Diversified Telecommunication Services — 0.3%
Credit Suisse Group AG (BT Group PLC):
15.75%, 8/20/14		1,783	11,605,269
15.25%, 8/22/14		1,266	8,243,311
14.50%, 8/25/14		517	3,368,208

			23,216,788
Energy Equipment & Services — 0.2%
Credit Suisse Group AG (Baker Hughes, Inc.), 17.08%, 8/20/14		312	21,641,819
Food & Staples Retailing — 0.3%
Merrill Lynch International (Carrefour SA):
7.00%, 8/27/14		220	7,690,835
7.25%, 8/29/14		220	7,694,124
7.40%, 9/03/14		220	7,694,170

			23,079,129
Food Products — 0.5%
Credit Suisse Group AG (Mead Johnson Nutrition Co.):
11.07%, 9/24/14		123	11,251,165
11.01%, 9/26/14		123	11,252,328
Deutsche Bank AG (ConAgra Foods, Inc.):
7.25%, 8/05/14		256	7,716,758
7.24%, 8/07/14		256	7,718,595
7.08%, 8/11/14		256	7,725,887

			45,664,733
Health Care Equipment & Supplies — 0.3%
The Goldman Sachs Group, Inc. (C.R. Bard, Inc.), 13.50%, 8/21/14		78	11,664,232
Morgan Stanley (C.R. Bard, Inc.), 14.03%, 8/19/14		78	11,674,753

			23,338,985
Health Care Providers & Services — 0.5%
Citigroup, Inc. (WellPoint, Inc.), 12.59%, 9/15/14		206	21,243,796
Morgan Stanley (Humana, Inc.):
18.49%, 8/19/14		89	10,558,793
18.32%, 8/21/14		89	10,567,465

			42,370,054

See Notes to Financial Statements.

26	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Equity-Linked Notes	Par (000)		Value
IT Services — 1.1%
Credit Suisse Group AG (International Business Machine Corp.), 13.13%, 8/14/14	USD	122	$23,347,717
Credit Suisse Group AG (Paychex, Inc.), 7.95%, 8/07/14		286	11,726,588
Deutsche Bank AG (Paychex, Inc.), 7.79%, 8/15/14		183	7,534,635
The Goldman Sachs Group, Inc. (Paychex, Inc.), 7.70%, 8/11/14		102	4,208,003
Merrill Lynch International (Global Payments, Inc.):
9.19%, 9/08/14		72	5,022,954
9.32%, 9/08/14		110	7,700,840
9.52%, 9/11/14		72	5,022,954
9.37%, 9/17/14		72	5,022,954
Merrill Lynch International (Xerox Corp.):
8.01%, 10/01/14		873	11,630,425
8.41%, 10/07/14		534	7,117,807
8.37%, 10/31/14		339	4,468,200

			92,803,077
Machinery — 0.2%
Credit Suisse Group AG (Parker Hannifin Corp.), 11.70%, 9/08/14		65	7,484,562
JPMorgan Chase & Co. (Parker-Hannifin Corp.):
11.70%, 9/02/14		90	10,441,948
11.45%, 9/05/14		26	2,970,091

			20,896,601
Media — 0.5%
Credit Suisse Group AG (Gannett Co., Inc.), 11.54%, 9/12/14		218	7,099,283
Deutsche Bank AG (Pearson PLC):
11.41%, 9/05/14		302	5,751,931
11.05%, 9/09/14		302	5,756,158
11.01%, 9/10/14		302	5,756,778
10.93%, 9/12/14		302	5,758,134
The Goldman Sachs Group, Inc. (Gannett Co.), 12.75%, 9/10/14		259	8,477,723
JPMorgan Chase & Co. (Gannett Co., Inc.), 11.57%, 9/11/14		218	7,136,338

			45,736,345
Metals & Mining — 0.3%
Citigroup, Inc. (Alcoa, Inc.), 13.03%, 9/29/14		1,328	21,913,504
Multiline Retail — 0.3%
Citigroup, Inc. (Kohl’s Corp.):
11.20%, 8/01/14		221	11,806,801
11.01%, 8/11/14		221	11,817,324

			23,624,125
Oil, Gas & Consumable Fuels — 1.5%
Credit Suisse Group AG (Golar LNG Ltd.):
30.99%, 8/27/14		74	4,573,869
30.86%, 8/28/14		152	9,283,086
30.80%, 8/29/14		36	2,224,015
Credit Suisse Group AG (Noble Energy, Inc.), 10.74%, 10/23/14		330	22,096,494
Deutsche Bank AG (BG Group PLC ):
12.41%, 8/29/14		534	10,666,634
12.04%, 9/03/14		534	10,669,587
Deutsche Bank AG (Huaneng Power International, Inc.):
32.18%, 9/05/14		5,225	5,999,259
29.72%, 9/10/14		5,225	6,014,083
The Goldman Sachs Group, Inc. (Valero Energy Corp.), 24.40%, 8/15/14		465	23,504,504

Equity-Linked Notes	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Merrill Lynch International (Huaneng Power International, Inc.):
29.55%, 9/10/14	USD	5,225	$6,405,635
28.20%, 9/14/14		5,225	6,297,777
Morgan Stanley (Kinder Morgan, Inc.), 10.79%, 10/14/14		611	22,369,831

			130,104,774
Pharmaceuticals — 0.5%
Citigroup, Inc. (Teva Pharmaceutical Industries Ltd.), 14.60%, 9/08/14		418	22,483,871
The Goldman Sachs Group, Inc. (Eli Lilly and Co.), 10.10%, 9/05/14		390	23,698,638

			46,182,509
Real Estate Management & Development — 0.3%
Merrill Lynch International (Mitsui Fudosan Co. Ltd.), 10.00%, 8/07/14		703	23,703,161
Road & Rail — 0.2%
HSBC Bank PLC (CSX Corp.), 8.00%, 9/05/14		722	21,630,222
Semiconductors & Semiconductor Equipment — 1.0%
Citigroup, Inc. (Micron Technology, Inc.), 19.44%, 10/09/14		708	23,056,036
Deutsche Bank AG (MediaTek, Inc.):
18.05%, 9/05/14		687	10,963,417
16.79%, 9/10/14		687	11,000,574
The Goldman Sachs Group, Inc. (Intel Corp.), 9.50%, 9/29/14		651	22,169,213
Merrill Lynch International (Analog Devices, Inc.):
9.43%, 8/01/14		224	11,373,745
9.22%, 8/06/14		224	11,114,858

			89,677,843
Software — 0.3%
Morgan Stanley (VMware, Inc.):
17.30%, 8/29/14		121	11,881,393
16.39%, 9/03/14		121	11,877,546

			23,758,939
Technology Hardware, Storage & Peripherals — 1.2%
Citigroup, Inc. (Seagate Technology PLC), 14.16%, 9/17/14		192	11,532,679
HSBC Bank PLC (Apple, Inc.), 10.72%, 10/02/14		238	22,781,557
JPMorgan Chase & Co. (Lexmark International, Inc.), 14.78%, 9/08/14		123	5,869,069
Merrill Lynch International (Hewlett-Packard Co.), 19.19%, 9/15/14		640	23,088,674
Merrill Lynch International (NEC Corp.), 9.75%, 8/04/14		2,468	8,468,096
Merrill Lynch International (Seagate Technology PLC):
14.89%, 9/11/14		85	5,107,789
15.00%, 9/11/14		107	6,308,169
Morgan Stanley (Lexmark International, Inc.):
14.65%, 9/09/14		123	5,869,105
13.44%, 9/10/14		123	5,876,090
13.27%, 9/12/14		123	5,877,035

			100,778,263
Textiles, Apparel & Luxury Goods — 0.2%
The Goldman Sachs Group, Inc. (Coach, Inc.), 12.00%, 9/17/14		574	19,965,118

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	27

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Equity-Linked Notes	Par (000)		Value
Trading Companies & Distributors — 0.5%
JPMorgan Chase & Co. (Fastenal Co.):
13.75%, 8/19/14	USD	248	$11,049,552
13.95%, 8/23/14		248	11,057,157
Morgan Stanley (United Rentals, Inc.), 21.40%, 8/29/14		105	11,228,569
Royal Bank of Canada (United Rentals, Inc.), 20.17%, 9/03/14		105	11,229,382

			44,564,660
Wireless Telecommunication Services — 0.3%
Deutsche Bank AG (Vodafone Group PLC), 23.54%, 8/01/14		6,714	23,117,408
Total Equity-Linked Notes — 13.9%			1,192,453,822

Floating Rate Loan Interests (b)
Aerospace & Defense — 0.0%
Sequa Corp., Term Loan, 5.25%, 6/19/17		2,511	2,473,463
Airlines — 0.0%
Northwest Airlines, Inc.:
Term B757-200 Loan, 1.62%, 9/10/18		139	132,159
Term B757-200 Loan, 1.62%, 9/10/18		137	130,731
Term B757-300 Loan, 2.24%, 3/10/17		150	145,875
Term B757-300 Loan, 2.24%, 3/10/17		150	145,875
Term B757-300 Loan, 1.62%, 3/10/17		137	130,357

			684,997
Auto Components — 0.1%
FPC Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/19/19		788	780,120
Navistar, Inc., Term B Loan, 5.75%, 8/17/17		1,000	1,005,830
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		1,200	1,203,372
Wabash National Corp., Tranche B-1 Loan, 4.50%, 5/08/19		1,053	1,054,770

			4,044,092
Banks — 0.1%
Walton Portland Mezz Holdings VI LLC, Loan, 6.90%, 7/08/16		6,250	6,250,000
Building Products — 0.1%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		1,489	1,475,723
CPG International, Inc., Term Loan, 4.75%, 9/30/20		1,826	1,817,069
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		1,460	1,457,761

			4,750,553
Capital Markets — 0.0%
Alliant Holdings I LLC, Initial Term Loan, 4.25%, 12/20/19		390	388,780
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 3.50%, 8/22/17		1,577	1,572,329

			1,961,109
Chemicals — 0.1%
AI Chem & Cy S.C.A., Term B-1 Loan, 4.50%, 10/04/19		642	641,595
AI Chem & Cy U.S. AcquiCo, Inc., Term B-2 Loan, 4.50%, 10/04/19		333	332,893
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		759	751,200

Floating Rate Loan Interests	Par (000)		Value
Chemicals (concluded)
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.):
Refinanced Euro Term Loan, 4.25%, 2/01/20	EUR	213	$286,401
Refinanced Term B Loan, 4.00%, 2/01/20	USD	1,381	1,371,673
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Loan, 6.50%, 12/31/17		590	591,475
MacDermid, Inc., Tranche B Term Loan (First Lien), 4.00%, 6/07/20		738	736,171
Oxea Finance & Cy S.C.A. (Oxea Finance LLC):
Term B-2 Loan, 4.25%, 1/15/20		1,916	1,905,947
Term Loan (Second Lien), 8.25%, 7/15/20		675	677,957
Tronox Pigments (Netherlands) BV, New Term Loan, 4.50%, 3/19/20		839	839,151

			8,134,463
Commercial Services & Supplies — 0.1%
Alliance Laundry Systems LLC, Initial Term Loan (First Lien), 4.25%, 12/10/18		569	569,458
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		1,017	1,016,117
Ceridian Corporation, 2013 New Replacement U.S. Term Loan, 4.41%, 5/09/17		416	415,539
Garda World Security Corp.:
Term B Delayed Draw Loan, 4.00%, 11/06/20		125	124,132
Term B Loan, 4.00%, 11/06/20		487	485,243
Genpact Ltd., Term Loan, 3.50%, 8/30/19		473	473,651
Getty Images, Inc., Initial Term Loan, 4.75%, 10/18/19		333	320,917
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		574	591,852
Overseas Shipholding Group, Inc., Term Loan, 4.75%, 7/22/19		43	43,503
Progressive Waste Solutions Ltd., Term B Loan, 3.50%, 10/24/19		742	742,930
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/26/20		729	727,401
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		2,110	2,097,267
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche E Term Loan, 4.00%, 3/08/20		710	710,641
West Corp., Term B-10 Loan, 3.25%, 6/30/18		885	873,939

			9,192,590
Communications Equipment — 0.0%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		1,589	1,582,761
Containers & Packaging — 0.0%
Ardagh Holdings USA, Inc., Term B-2 Loan, 4.00%, 12/17/19		494	491,501
Berry Plastics Corp., Term E Loan, 3.75%, 1/06/21		439	434,924
Tekni-Plex, Inc., Term Loan, 6.50%, 8/10/19		186	185,123

			1,111,548
Diversified Financial Services — 0.0%
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.00%, 12/01/18		935	931,865

See Notes to Financial Statements.

28	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value
Diversified Telecommunication Services — 0.0%
Alcatel-Lucent USA, Inc., U.S. Term Loan, 5.75%, 1/30/19	USD	2,216	$2,210,310
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		1,285	1,290,438

			3,500,748
Energy Equipment & Services — 0.0%
American Energy — Utica LLC:
Incremental Loan (Second Lien), 11.00%, 9/30/18		106	111,545
Term Loan, 11.00%, 9/30/18		1,733	1,871,134

			1,982,679
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc., New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		1,589	1,579,768
Dole Food Co., Inc., Term B Loan, 4.50%, 10/25/18		1,137	1,133,458
Pinnacle Foods Finance LLC, Term G Loan, 3.25%, 4/29/20		1,513	1,499,447
Supervalu, Inc., Term B Loan, 5.00%, 3/21/19		1,010	1,006,783
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 3.75%, 4/02/20		1,481	1,166,751

			6,386,207
Food Products — 0.0%
U.S. Foods, Inc. (FKA U.S. Foodservice, Inc.), Incremental Term Loan, 4.50%, 3/31/19		1,396	1,393,192
Health Care Equipment & Supplies — 0.1%
Biomet, Inc., Dollar Term B-2 Loan, 3.75%, 7/25/17		1,311	1,308,246
ConvaTec, Inc., Dollar Term Loan, 4.00%, 12/22/16		697	694,702
DJO Finance LLC (ReAble Therapeutics Finance LLC), New Tranche B Term Loan, 4.25%, 9/15/17		293	293,452
Hologic, Inc., Refinancing Tranche B Term Loan, 3.75%, 8/01/19		596	592,755
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		980	980,424

			3,869,579
Health Care Providers & Services — 0.1%
CHS/Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/21		1,388	1,389,689
HCA, Inc., Tranche B-4 Term Loan, 2.92%, 5/01/18		288	287,267
LHP Operations Co. LLC, Term Loan, 9.00%, 7/03/18		74	70,327
Mallinckrodt International Finance SA, Initial Term B Loan, 3.50%, 3/19/21		828	822,577
Ortho-Clinical Diagnostics Holdings Luxembourg S.À R.L., Initial Term Loan, 4.75%, 6/30/21		1,175	1,172,063

			3,741,923
Hotels, Restaurants & Leisure — 0.7%
A-R HHC Orlando Convention Hotel LLC, Loan, 0.23%, 8/01/16		7,250	7,250,000
BRE Select Holdings, Mezzanine A Loan, 6.82%, 12/15/15		3,460	3,494,600
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 5.25%, 1/30/20		1,420	1,414,376
Caesars Entertainment Operating Company, Inc. (FKA Harrah’s Operating Company, Inc.), Term B-7 Loan, 9.75%, 1/28/18		14,825	14,522,273

Floating Rate Loan Interests	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20	USD	11,023	$11,021,416
Hilton Los Cabos, Term Loan, 8.17%, 9/18/18		5,375	5,375,000
Hilton Worldwide Finance LLC, Initial Term Loan, 3.75%, 10/26/20		2,354	2,337,835
La Quinta Intermediate Holdings LLC, Initial Term Loan, 4.00%, 4/14/21		2,118	2,109,124
Las Vegas Sands LLC, Term B Loan, 3.25%, 12/19/20		1,671	1,665,350
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		1,443	1,431,423
Motel 6, Term Loan, 10.00%, 10/15/17		4,923	5,120,176
OSI Restaurant Partners LLC, 2013 Replacement Term Loan, 3.50%, 10/28/19		127	126,725
Sabre, Inc.:
Incremental Term Loan, 4.50%, 2/19/19		442	441,799
Term B Loan, 5.25%, 2/19/19		625	623,754
Station Casinos LLC, B Term Loan, 5.00%, 3/02/20		932	928,521
Travelport LLC (FKA Travelport, Inc.), New Second Priority Loan (Tranche 1), 9.50%, 1/31/16		235	240,615
Wendy’s International, Inc., Term B Loan, 3.25%, 5/15/19		609	606,950

			58,709,937
Independent Power and Renewable Electricity Producers — 0.0%
Energy Future Intermediate Holding Company LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		450	449,721
Internet Software & Services — 0.0%
Zayo Group LLC/Zayo Capital, Inc., Term Loan, 5.25%, 7/02/19		2,338	2,319,306
Machinery — 0.1%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		2,122	2,111,425
Gardner Denver, Inc., Initial Dollar Term Loan, 4.25%, 7/30/20		1,874	1,863,659
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		534	532,476
WESCO Distribution, Inc., Tranche B-1 Loan, 3.75%, 12/12/19		164	163,516

			4,671,076
Media — 0.1%
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		2,532	2,543,245
Charter Communications Operating LLC, Term E Loan, 3.00%, 7/01/20		1,733	1,693,519
Tribune Co., Initial Term Loan, 4.00%, 12/27/20		1,428	1,422,346
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		839	833,406
WideOpenWest Finance LLC, Term B Loan, 4.75%, 4/01/19		152	152,104

			6,644,620
Metals & Mining — 0.0%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Loan, 4.25%, 6/28/19		1,424	1,415,491
Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17		733	732,383

			2,147,874

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	29

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value
Multiline Retail — 0.0%
Hudson’s Bay Co., Term B Loan, 4.75%, 10/07/20	USD	615	$618,625
Oil, Gas & Consumable Fuels — 0.0%
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		1,272	1,271,692
EP Energy LLC (FKA Everest Acquisition LLC), Tranche B-3 Loan, 3.50%, 5/24/18		913	907,625
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		490	489,397

			2,668,714
Pharmaceuticals — 0.1%
Capsugel Holdings U.S., Inc., Initial Term Loan, 3.50%, 8/01/18		1,292	1,283,079
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		490	473,329
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		516	503,487
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		89	86,808
Ceva Logistics U.S. Holdings Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		712	694,465
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.15%, 2/27/21		1,410	1,402,153
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term B-3 Loan, 7.75%, 5/15/18		134	133,927
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		1,420	1,413,324
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.25%, 12/05/18		633	630,890
Valeant Pharmaceuticals International, Term Loan B-C2 Loan, 3.75%, 12/11/19		646	643,794

			7,265,256
Real Estate Management & Development — 0.0%
Realogy Corp., Extended Synthetic Commitment, 4.40%, 10/10/16		53	53,224
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 5.00%, 2/28/20		1,575	1,565,939
Software — 0.1%
CCC Information Services, Inc. (FKA CCC Holdings, Inc.), Term Loan, 4.00%, 12/20/19		438	435,997
First Data Corp.:
2018 New Dollar Term Loan, 3.67%, 3/23/18		1,685	1,668,858
2018B Second New Term Loan, 3.67%, 9/24/18		570	562,875
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		1,302	1,288,506
Interactive Data Corp., Term B Loan, 4.75%, 4/23/19		1,575	1,577,457
Mitchell International, Inc., Initial Term Loan, 4.50%, 10/12/20		358	357,641

			5,891,334
Specialty Retail — 0.0%
Party City Holdings, Inc., 2014 Replacement Term Loan, 4.00%, 7/27/19		1,416	1,400,397

Floating Rate Loan Interests	Par (000)		Value
Specialty Retail (concluded)
The Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20	USD	980	$974,289

			2,374,686
Textiles, Apparel & Luxury Goods — 0.0%
Leslie’s Poolmart, Inc., Additional Tranche B Term Loan, 4.25%, 10/16/19		774	771,858
Wireless Telecommunication Services — 0.0%
Syniverse Holdings, Inc., Tranche B Term Loan,, 4.00%, 4/23/19		970	965,585
Total Floating Rate Loan Interests — 1.9%			159,109,524

Foreign Government Obligations
Canada — 0.0%
Government of Canada, 3.50%, 12/01/45	CAD	1,820	1,942,602
Germany — 0.0%
Bundesrepublik Deutschland:
1.75%, 2/15/24	EUR	400	565,131
1.50%, 5/15/24		650	896,065

			1,461,196
Iceland — 0.0%
Republic of Iceland, 4.88%, 6/16/16	USD	3,000	3,136,008
Indonesia — 0.0%
Republic of Indonesia:
2.88%, 7/08/21	EUR	405	545,025
6.75%, 1/15/44	USD	200	238,750

			783,775
Latvia — 0.1%
Republic of Latvia, 5.25%, 2/22/17		3,150	3,431,547
Portugal — 0.0%
Republic of Portugal, 5.13%, 10/15/24		170	170,583
Slovenia — 0.0%
Republic of Slovenia, 5.25%, 2/18/24		960	1,026,605
South Africa — 0.0%
Republic of South Africa:
6.50%, 2/28/41	ZAR	3,715	259,659
8.75%, 2/28/48		1,250	112,479

			372,138
Spain — 0.0%
Kingdom of Spain, 1.80%, 11/30/24	EUR	80	112,784
Sri Lanka — 0.1%
Republic of Sri Lanka:
6.25%, 10/04/20	USD	5,000	5,312,500
5.88%, 7/25/22		2,500	2,581,250

			7,893,750
Turkey — 0.0%
Republic of Turkey, 8.80%, 9/27/23	TRY	1,230	573,441
United Kingdom — 0.2%
United Kingdom Gilt, 3.25%, 1/22/44	GBP	7,140	11,935,898
Total Foreign Government Obligations — 0.4%			32,840,327

See Notes to Financial Statements.

30	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Investment Companies	Shares		Value
iShares iBoxx $ High Yield Corporate Bond ETF (i)		3,289,908	$304,119,096
iShares iBoxx $ Investment Grade Corporate Bond ETF (e)(i)		399,514	47,362,385
iShares U.S. Preferred Stock ETF (i)		1,739,167	68,749,271
SPDR Barclays Capital High Yield Bond ETF (e)		1,790,930	72,622,211
Total Investment Companies — 5.7%			492,852,963

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 7.0%
Adjustable Rate Mortgage Trust:
Series 2005-8, Class 7A2, 0.44%, 11/25/35 (b)	USD	5,855	5,316,902
Series 2005-9, Class 5A1, 0.43%, 11/25/35 (b)		4,585	4,255,251
Alternative Loan Trust:
Series 2005-36, Class 2A1A, 0.47%, 8/25/35 (b)		5,305	4,140,718
Series 2005-56, Class 1A1, 0.88%, 11/25/35 (b)		8,260	7,079,307
Series 2005-63, Class 3A3, 5.32%, 11/25/35 (b)		7,490	6,149,565
Series 2005-63, Class 5A1, 2.49%, 12/25/35 (b)		1,194	997,913
Series 2005-64CB, Class 1A1, 5.50%, 12/25/35		251	237,228
Series 2005-72, Class A1, 0.43%, 1/25/36 (b)		6,594	5,892,249
Series 2006-2CB, Class A6, 5.50%, 3/25/36		2,215	1,830,706
Series 2006-2CB, Class A8, 6.00%, 3/25/36		2,353	2,013,199
Series 2006-5T2, Class A3, 6.00%, 4/25/36		880	759,257
Series 2006-7CB, Class 1A6, 6.00%, 5/25/36		2,165	1,757,002
Series 2006-9T1, Class A7, 6.00%, 5/25/36		1,130	977,419
Series 2006-11CB, Class 1A5, 6.00%, 5/25/36		2,119	1,810,202
Series 2006-15CB, Class A1, 6.50%, 6/25/36		2,536	2,042,202
Series 2006-20CB, Class A9, 6.00%, 7/25/36		1,246	1,051,576
Series 2006-25CB, Class A2, 6.00%, 10/25/36		1,458	1,354,016
Series 2006-43CB, Class 1A4, 6.00%, 2/25/37		3,749	3,254,625
Series 2006-45T1, Class 1A10, 6.00%, 2/25/37		6,372	4,976,460
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37		4,905	4,227,451
Series 2006-J7, Class 2A1, 2.20%, 11/20/36 (b)		14,023	9,245,907
Series 2006-J8, Class A5, 6.00%, 2/25/37		3,065	2,437,222
Series 2006-OA3, Class 2A1, 0.37%, 5/25/36 (b)		23,566	19,223,546
Series 2006-OA8, Class 1A1, 0.35%, 7/25/46 (b)		26,929	22,754,795
Series 2006-OA6, Class 1A2, 0.37%, 7/25/46 (b)		19,941	17,037,311
Series 2006-OA14, Class 2A1, 0.35%, 11/25/46 (b)		18,182	14,423,818
Series 2006-OA14, Class 3A1, 0.97%, 11/25/46 (b)		26,127	19,605,029

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Series 2006-OA22, Class A1, 0.32%, 2/25/47 (b)	USD	22,214	$19,587,989
Series 2007-6, Class A4, 5.75%, 4/25/47		3,855	3,237,846
Series 2007-9T1, Class 2A1, 6.00%, 5/25/37		7,185	5,898,745
Series 2007-9T1, Class 2A2, 6.00%, 5/25/37		1,233	1,012,536
Series 2007-12T1, Class A5, 6.00%, 6/25/37		992	847,661
Series 2007-12T1, Class A22, 5.75%, 6/25/37		4,472	3,758,014
Series 2007-15CB, Class A7, 6.00%, 7/25/37		801	744,382
Series 2007-18CB, Class 2A25, 6.00%, 8/25/37		889	840,253
Series 2007-19, Class 1A4, 6.00%, 8/25/37		3,008	2,523,695
Series 2007-19, Class 1A8, 6.00%, 8/01/37		1,464	1,227,879
Series 2007-25, Class 1A3, 6.50%, 11/25/37		7,323	6,622,681
Series 2007-J1, Class 2A5, 6.00%, 3/25/37		3,250	2,515,386
Series 2007-OA6, Class A1A, 0.30%, 6/25/37 (b)		6,671	5,930,007
Series 2007-OA8, Class 2A1, 0.34%, 6/25/47 (b)		5,938	4,770,752
Series 2007-OA11, Class A1A, 1.50%, 11/25/47 (b)		7,152	5,542,292
American Home Mortgage Assets LLC, Series 2007-3, Class 22A1, 6.25%, 6/25/37 (c)		2,700	1,829,914
American Home Mortgage Assets Trust, Series 2007-2, Class A1, 0.28%, 3/25/47 (b)		6,422	5,186,248
American Home Mortgage Investment Trust:
Series 2005-4, Class 1A1, 0.74%, 11/25/45 (b)		6,546	5,680,352
Series 2007-1, Class GA1C, 0.35%, 5/25/47 (b)		5,038	3,641,314
Banc of America Funding Corp.:
Series 2006-7, Class T2A3, 5.69%, 10/25/36 (b)		1,916	1,573,012
Series 2006-D, Class 6A1, 5.33%, 5/20/36 (b)		1,108	957,478
Series 2007-A, Class 2A1, 0.32%, 2/20/47 (b)		2,077	1,812,686
Series 2007-D, Class 1A1, 0.37%, 6/20/47 (b)		5,046	4,149,122
Banc of America Mortgage Securities, Inc., Series 2004-L, Class 4A1, 5.22%, 1/25/35 (b)		64	63,529
Bear Stearns Alt-A Trust, Series 2006-2, Class 11A1, 0.60%, 4/25/36 (b)		9,252	6,730,564
Bear Stearns ARM Trust, Series 2006-1, Class A1, 2.38%, 2/25/36 (b)		5,492	5,528,134
CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A5, 6.00%, 1/25/37		273	226,485
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-15, Class A1, 5.50%, 8/25/35		30	28,325
Series 2006-OA4, Class A1, 1.08%, 4/25/46 (b)		1,940	1,105,461
Series 2006-OA5, Class 2A1, 0.36%, 4/25/46 (b)		135	112,827

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	31

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Series 2007-21, Class 1A1, 6.25%, 2/25/38	USD	611	$561,020
Series 2007-J2, Class 2A6, 6.00%, 7/25/37		1,891	1,596,594
Series 2007-J2, Class 2A8, 6.00%, 7/25/37		2,888	2,438,017
Credit Suisse Mortgage Trust:
Series 2008-2R, Class 1A1, 6.00%, 7/25/37 (a)		5,014	4,385,196
Series 2013-7R, Class 6A1, 0.54%, 6/26/47 (a)(b)		6,627	6,765,290
Series 2006-8, Class 1A1, 4.50%, 10/25/21		883	835,307
Crusade Global Trust, Series 2005-2, Class A1, 0.29%, 8/14/37 (b)		688	686,698
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 1A1A, 0.35%, 8/25/47 (b)		5,231	4,471,191
Deutsche Mortgage Securities, Inc. Re-REMIC Trust, Series 2007-WM1, Class A1, 4.47%, 6/27/37 (a)(b)		15,733	15,911,618
Fannie Mae Connecticut Avenue Securities:
Series 2014- C03, Class 1M2, 2.75%, 7/25/24 (b)		25,000	24,452,375
Series 2014-C02, Class 1M2, 2.76%, 5/25/24 (b)		2,500	2,380,577
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA8, Class 1A1, 1.83%, 2/25/37 (b)		4,257	3,016,381
GMAC Mortgage Corp Loan Trust, Series 2005-AR2, Class 4A, 4.62%, 5/25/35 (b)		177	171,643
GreenPoint Mortgage Funding Trust:
Series 2006-AR1, Class GA1B, 0.33%, 2/25/36 (b)		11,199	9,352,982
Series 2007-AR3, Class A1, 0.38%, 6/25/37 (b)		10,749	9,270,937
GSR Mortgage Loan Trust:
Series 2005-AR6, Class 2A1, 2.66%, 9/25/35 (b)		3,881	3,914,470
Series 2005-AR6, Class 4A5, 2.68%, 9/25/35 (b)		7,345	7,336,896
Series 2006-4F, Class 1A1, 5.00%, 5/25/36		135	131,329
Homebanc Mortgage Trust:
Series 2005-3, Class A1, 0.40%, 7/25/35 (b)		9,249	8,509,652
Series 2005-5, Class A1, 0.42%, 1/25/36 (b)		3,350	2,855,029
Series 2006-2, Class A1, 0.34%, 12/25/36 (b)		7,113	6,262,760
IndyMac IMSC Mortgage Loan Trust:
Series 2007-F2, Class 1A4, 6.00%, 7/25/37		1,969	1,763,869
Series 2007-F2, Class 2A1, 6.50%, 7/25/37		2,818	1,965,351
IndyMac Index Mortgage Loan Trust:
Series 2005-AR1, Class 3A1, 2.48%, 3/25/35 (b)		3,353	3,382,322
Series 2006-AR3, Class 3A1A, 2.55%, 4/25/36 (b)		610	480,403
Series 2007-AR15, Class 1A1, 3.13%, 8/25/37 (b)		312	238,159
Series 2007-AR15, Class 2A1, 4.43%, 8/25/37 (b)		1,506	1,260,878
Series 2007-FLX3, Class A1, 0.40%, 6/25/37 (b)		4,426	3,921,945
Lehman XS Trust:
Series 2006-12N, Class A31A, 0.36%, 8/25/46 (b)		10,121	7,840,889

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Series 2007-20N, Class A1, 1.31%, 12/25/37 (b)	USD	25,973	$18,912,496
Medallion Trust, Series 2006-1G, Class A1, 0.28%, 6/14/37 (b)		613	610,630
Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1, Class AV1, 2.70%, 6/25/37 (b)		2,749	1,787,869
Merrill Lynch Mortgage Investors Trust:
Series 2005-A9, Class 2A1E, 2.52%, 12/25/35 (b)		3,159	2,996,190
Series 2006-1, Class 2A1, 2.14%, 2/25/36 (b)		1,590	1,603,202
Morgan Stanley Re-REMIC Trust, Series 2010-R6, Class 4B, 0.34%, 2/26/37 (a)(b)		13,276	9,560,999
MortgageIT Trust, Series 2005-4, Class A1, 0.44%, 10/25/35 (b)		6,901	6,324,662
Prime Mortgage Trust:
Series 2006-DR1, Class 1A2, 6.00%, 5/25/35 (a)		402	422,229
Series 2006-DR1, Class 2A1, 5.50%, 5/25/35 (a)		914	920,890
Progress Trust, Series 2007-1GA, Class 1A, 0.37%, 8/19/38 (a)(b)		615	608,087
Residential Accredit Loans, Inc., Series 2007-QS4, Class 3A2, 6.00%, 3/25/37		575	469,261
Residential Asset Securitization Trust, Series 2006-A15, Class A12, 6.25%, 1/25/37		610	476,178
Residential Funding Mortgage Securities I, Series 2007-S7, Class A20, 6.00%, 7/25/37		195	178,670
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 2.80%, 4/25/47 (b)		875	699,243
Structured Asset Mortgage Investments II Trust:
Series 2005-AR8, Class A1A, 0.44%, 2/25/36 (b)		8,336	6,941,406
Series 2006-AR1, Class 3A1, 0.39%, 2/25/36 (b)		10,946	8,961,945
Series 2006-AR4, Class 3A1, 0.35%, 6/25/36 (b)		11,511	9,353,221
Series 2006-AR6, Class 1A3, 0.35%, 7/25/46 (b)		9,774	6,456,935
Series 2006-AR6, Class 2A1, 0.35%, 7/25/46 (b)		10,416	8,639,866
Series 2006-AR8, Class A1A, 0.36%, 10/25/36 (b)		13,804	11,080,838
Series 2007-AR4, Class GA4B, 0.34%, 9/25/47 (b)		6,995	6,122,211
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR12, Class 1A6, 2.36%, 10/25/35 (b)		5,500	5,333,658
Series 2005-AR15, Class A1A1, 0.42%, 11/25/45 (b)		4,750	4,467,363
Series 2005-AR17, Class A1A1, 0.43%, 12/25/45 (b)		9,587	9,048,640
Series 2005-AR19, Class A1A2, 0.45%, 12/25/45 (b)		5,800	5,467,740
Series 2006-AR3, Class A1A, 1.12%, 2/25/46 (b)		8,690	8,248,992
Series 2006-AR19, Class 2A, 1.95%, 1/25/47 (b)		21,346	20,318,904
Series 2007-OA4, Class 1A, 0.89%, 5/25/47 (b)		4,898	4,348,912
Series 2007-OA5, Class 1A, 0.87%, 6/25/47 (b)		15,932	14,189,085
Series 2007-OA6, Class 1A, 0.93%, 7/25/47 (b)		8,513	7,429,249

See Notes to Financial Statements.

32	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Washington Mutual Mortgage Pass-Through Certificates:
Series 2006-8, Class A5, 4.96%, 10/25/36 (c)	USD	1,991	$1,427,123
Series 2007-OA1, Class 2A 0.84%, 12/25/46 (b)		13,031	9,248,150
Series 2007-OA5, Class A1A, 0.96%, 5/25/47 (b)		4,297	3,546,382

			600,897,449
Commercial Mortgage-Backed Securities — 3.4%
Aventura Mall Trust, Series 2013-AVM, Class E, 3.87%, 12/05/32 (a)(b)		2,703	2,618,242
Banc of America Commercial Mortgage Trust:
Series 2006-6, Class AJ, 5.42%, 10/10/45		2,000	2,080,898
Series 2007-1, Class A4, 5.45%, 1/15/49		3,988	4,278,580
Series 2007-3, Class A1A, 5.56%, 6/10/49 (b)		1,788	1,923,891
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2013-DSMZ, Class M, 5.84%, 9/15/18 (a)(b)		10,000	10,000,000
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-4, Class A5B, 5.00%, 7/10/45 (b)		2,500	2,587,933
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		2,391	2,593,823
Series 2007-PW16, Class AM, 5.90%, 6/11/40 (b)		2,035	2,244,338
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (b)		2,621	2,873,394
CHL Mortgage Pass-Through Trust:
Series 2005-9, Class 1A1, 0.46%, 5/25/35 (b)		9,115	8,033,526
Series 2005-11, Class 4A1, 0.43%, 4/25/35 (b)		6,057	5,049,476
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2007-CD5, Class AJ, 6.12%, 11/15/44 (b)		3,000	3,301,944
Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		2,200	2,458,775
Commercial Mortgage Trust:
Series 2007-C9, Class A4, 5.80%, 12/10/49 (b)		3,000	3,335,481
Series 2007-GG9, Class A1A, 5.43%, 3/10/39		4,558	4,959,930
Series 2007-GG9, Class A4, 5.44%, 3/10/39		7,555	8,192,158
Series 2007-GG11, Class A4, 5.74%, 12/10/49		11,093	12,286,178
Series 2007-GG11, Class AJ, 6.05%, 12/10/49 (b)		3,000	3,171,633
Series 2013-300P, Class D, 4.39%, 8/10/30 (a)(b)		3,000	3,025,134
Series 2013-CR12, Class A2, 2.90%, 10/10/46		4,000	4,120,416
Series 2013-FL3, Class A, 1.67%, 10/13/28 (a)(b)		2,061	2,068,700
Series 2013-FL3, Class MMHP, 3.75%, 10/13/28 (a)(b)		1,000	1,016,666
Series 2013-SFS, Class A1, 1.87%, 4/12/35 (a)		879	856,960
Series 2014-TWC, Class E, 3.40%, 2/13/32 (a)(b)		4,000	4,051,048

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Series 2014-TWC, Class F, 4.40%, 2/13/32 (a)(b)	USD	2,000	$2,037,696
Series 2014-UBS2, Class A2, 2.82%, 3/10/47		4,355	4,457,434
Credit Suisse Commercial Mortgage Pass-Through Certificates:
Series 2006-C4, Class AM, 5.51%, 9/15/39		4,500	4,829,067
Series 2006-C5, Class A3, 5.31%, 12/15/39		2,441	2,624,348
Del Coronado Trust, Series 2013-HDC Class A, 0.95%, 3/15/26 (a)(b)		645	645,620
GE Capital Commercial Mortgage Corp. Series Trust, Series 2007-C1, Class A1A, 5.48%, 12/10/49 (b)		2,002	2,183,835
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A1A, 5.23%, 11/10/45 (b)		3,318	3,481,339
GS Mortgage Securities Corp. II, Series 2013-KING, Class C, 3.44%, 12/10/27 (a)(b)		5,000	5,049,035
GS Mortgage Securities Corp. Trust:
Series 2013-NYC5, Class F, 3.77%, 1/10/30 (a)(b)		4,000	3,933,332
Series 2013-NYC5, Class G, 3.77%, 1/10/30 (a)(b)		1,840	1,780,894
Hilton USA Trust:
Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (a)		4,000	4,109,880
Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		6,205	6,356,532
IndyMac INDX Mortgage Loan Trust:
Series 2005-AR14, Class 2A1A, 0.46%, 7/25/35 (b)		7,093	6,329,825
Series 2006-FLX1, Class A1, 0.37%, 11/25/36 (b)		10,122	8,916,570
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8, Class AJ, 5.48%, 5/15/45 (b)		2,000	2,123,080
Series 2006-LDP9, Class A3, 5.34%, 5/15/47		2,876	3,103,303
Series 2007-CB18, Class A4, 5.44%, 6/12/47		7,629	8,272,692
Series 2007-CB20, Class AJ, 6.08%, 2/12/51 (b)		4,000	4,260,232
Series 2007-LDPX, Class A3, 5.42%, 1/15/49		2,885	3,131,693
Series 2013-ALC, Class C, 3.60%, 7/17/26 (a)(b)		2,000	2,031,576
Series 2013-ALC, Class D, 3.60%, 7/17/26 (a)(b)		4,000	4,031,984
Series 2014-FBLU, Class E, 3.65%, 12/15/28 (a)(b)		4,000	4,012,712
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class A4, 6.03%, 6/15/38 (b)		3,631	3,900,556
Series 2007-C1, Class A4, 5.42%, 2/15/40		3,696	4,014,524
Series 2007-C1, Class AJ, 5.48%, 2/15/40		7,000	7,267,211
Series 2007-C2, Class A1A, 5.39%, 2/15/40		5,686	6,192,570
Series 2007-C2, Class A3, 5.43%, 2/15/40		6,644	7,241,912

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	33

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2007-C2, Class AM, 5.49%, 2/15/40 (b)	USD	3,525	$3,783,146
Series 2007-C6, Class AM, 6.11%, 7/15/40 (b)		720	795,247
Series 2007-C7, Class AJ, 6.25%, 9/15/45 (b)		2,000	2,140,074
Madison Avenue Trust, Series 2013-650M, Class E, 4.03%, 10/01/32 (a)(b)		7,000	6,818,984
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 6.03%, 6/12/50 (b)		1,115	1,199,946
ML-CFC Commercial Mortgage Trust:
Series 2006-3, Class AJ, 5.49%, 7/12/46 (b)		4,471	4,551,169
Series 2006-4, Class A1A, 5.20%, 12/12/49		2,495	2,682,100
Series 2007-9, Class A4, 5.70%, 9/12/49		3,500	3,861,221
Morgan Stanley Capital I Trust:
Series 2006-HQ9, Class B, 5.83%, 7/12/44 (b)		3,000	3,145,695
Series 2006-IQ12, Class A1A, 5.32%, 12/15/43		2,855	3,077,878
Series 2006-IQ12, Class A4, 5.33%, 12/15/43		1,362	1,460,367
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		3,660	3,973,607
Series 2007-IQ15, Class A4, 5.91%, 7/11/17 (b)		3,339	3,701,431
New York Mortgage Securitization Trust, Series 2013-1, Class A, 5.40%, 8/27/24 (a)(b)		4,000	4,020,000
Structured Asset Mortgage Investments II Trust:
Series 2006-AR3, Class 11A1, 0.37%, 4/25/36 (b)		6,393	4,791,368
Series 2007-AR1, Class 2A1, 0.34%, 1/25/37 (b)		10,429	8,277,665
VNDO Mortgage Trust:
Series 2012-6AVE, Class E, 3.34%, 11/15/30 (a)(b)		3,000	2,799,732
Series 2013-PENN, Class D, 3.95%, 12/13/20 (a)(b)		3,000	3,038,037
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C22, Class AM, 5.33%, 12/15/44 (b)		1,360	1,429,720
Series 2007-C32, Class A1A, 5.75%, 6/15/49 (b)		2,120	2,319,480
Series 2007-C33, Class AJ, 5.94%, 2/15/51 (b)		8,345	8,707,281
Series 2007-C33, Class AM, 6.14%, 2/15/51 (b)		2,565	2,848,397

			292,871,121
Interest Only Commercial Mortgage-Backed Securities — 0.8%
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class XCP, 0.62%, 12/15/14 (a)(b)		151,027	332,260
CGWF Commercial Mortgage Trust, Series 2013-RKWH, Class XCP, 1.66%, 11/15/30		128,052	2,958,001
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, 1.50%, 3/10/47 (b)		33,847	2,946,047
Commercial Mortgage Trust:
Series 2013-CR7, Class XA, 1.70%, 3/10/46 (b)		7,880	671,956
Series 2014-CR14, Class XA, 1.06%, 2/10/47 (b)		35,894	1,858,838
Series 2014-CR15, Class XA, 1.51%, 2/10/47 (b)		63,691	4,779,916
Series 2014-TWC, Class XCP, 1.48%, 2/13/32 (a)(b)		52,000	1,851,502

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage Backed Securities (concluded)
GP Portfolio Trust, Series 2014-CPP, Class XCP, 1.11%, 8/15/15 (a)(b)	USD	368,148	$4,196,887
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.84%, 12/10/27 (a)(b)		42,802	1,426,855
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.39%, 4/10/47 (b)		12,417	994,914
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class XA, 1.09%, 1/15/47 (b)		10,633	718,751
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-FBLU, Class XCP, 0.31%, 12/15/28 (a)(b)		340,000	1,428,000
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-ALC, Class XCP, 0.83%, 7/17/26 (a)(b)		250,000	1,116,625
Series 2013-LC11, Class XA, 1.58%, 4/15/46 (b)		12,817	1,181,887
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 1.24%, 11/15/46 (b)		19,884	1,554,433
Series 2014-C14, Class XA, 0.33%, 1/15/47 (b)		76,687	5,732,442
Series 2014-C15, Class XB, 1.31%, 4/15/47 (a)(b)		80,982	2,479,669
VNDO Mortgage Trust, Series 2013-PENN, Class XA, 0.27%, 12/13/20 (a)(b)		121,745	1,307,809
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class X1, 0.32%, 1/15/16 (a)(b)		272,600	1,278,494
WF-RBS Commercial Mortgage Trust:
Series 2013-C14, Class XA, 0.92%, 5/15/23 (b)		42,162	2,386,976
Series 2013-C15, Class XA, 0.70%, 8/15/23 (b)		24,279	964,674
Series 2013-C17, Class XA, 1.68%, 11/15/23 (b)		52,036	4,623,160
Series 2013-UBS1, Class XA, 1.15%, 11/15/23 (b)		89,072	5,547,645
Series 2014-C20, Class XB, 0.57%, 2/15/24 (b)		57,079	2,952,339
Series 2014-LC14, Class XA, 1.47%, 3/15/47 (b)		81,701	7,318,314

			62,608,394
Total Non-Agency Mortgage-Backed Securities — 11.2%			956,376,964

Participation Notes	Shares
Multi-Utilities — 0.0%
Deutsche Bank AG (Qatar Electricity & Water Co.), due 4/14/17		29,254	1,468,060

Preferred Securities	Par (000)
Capital Trusts
Banks — 1.0%
Barclays Bank PLC:
8.00% (b)(g)	EUR	600	867,702
8.25% (b)(g)	USD	21,975	23,293,500
Credit Agricole SA, 7.88% (a)(b)(g)		20,000	21,245,000
Dresdner Funding Trust I, 8.15%, 6/30/31 (a)		150	179,625

See Notes to Financial Statements.

34	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)		Value
Capital Trusts (continued)
Banks (concluded)
Fifth Third Bancorp, 5.10% (b)(g)	USD	17,500	$16,651,250
HSBC Capital Funding LP, 10.18% (a)(b)(g)		1,260	1,883,700
Macquarie Bank Ltd., 10.25%, 6/20/57		3,000	3,427,500
Mizuho Capital Investment USD 1 Ltd., 6.69% (a)(b)(g)		100	107,750
SMFG Preferred Capital USD 3 Ltd., 9.50% (a)(b)(g)		200	248,000
Wachovia Capital Trust III, 5.57% (b)(g)		5,980	5,804,308
Wells Fargo & Co.:
5.90% (b)(g)		670	699,815
7.98% (b)(g)		8,450	9,582,300

			83,990,450
Capital Markets — 0.5%
The Bank of New York Mellon Corp., 4.50% (b)(g)	USD	20,003	18,452,767
Credit Suisse Group AG, 6.25% (a)(b)(g)		8,250	8,269,800
Morgan Stanley, 5.45% (b)(g)		13,150	13,166,437
State Street Capital Trust IV, 1.23%, 6/15/37 (b)		830	717,950
UBS AG, 7.63%, 8/17/22		2,000	2,377,896

			42,984,850
Diversified Financial Services — 1.7%
Bank of America Corp., 5.20% (b)(g)		29,405	27,567,187
BNP Paribas SA, 7.20% (a)(b)(g)		2,000	2,312,500
Credit Suisse Group AG, 7.50% (a)(b)(g)		9,725	10,673,187
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (b)		11,650	12,494,625
General Electric Capital Corp.:
5.25% (b)(g)		10,800	10,962,000
6.25% (b)(g)		2,000	2,220,000
7.13% (b)(g)		8,000	9,360,000
Hero Asia Investment Ltd., 5.25% (g)		1,500	1,533,564
JPMorgan Chase & Co.:
5.00% (b)(g)		2,500	2,473,540
5.15% (b)(g)		5,500	5,200,800
6.00% (b)(g)		35,340	35,870,100
Lloyds Banking Group PLC, 6.66% (a)(b)(g)		3,000	3,307,500
Royal Bank of Scotland Group PLC:
6.99% (a)(b)(g)		100	114,750
7.64% (b)(g)		200	212,500
7.65% (b)(g)		100	119,020
Société Générale SA:
5.92% (a)(b)(g)		100	106,625
7.88% (a)(b)(g)		20,000	20,925,000

			145,452,898
Electric Utilities — 0.0%
Electricite de France, 5.00% (b)(g)	EUR	500	718,064
Food Products — 0.1%
HJ Heinz Finance Co., 7.13%, 8/01/39 (a)	USD	9,545	10,394,505
Industrial Conglomerates — 0.0%
Hutchison Whampoa International Ltd., 6.00% (g)		3,000	3,127,500
Insurance — 1.6%
AIG Life Holdings, Inc., 7.57%, 12/01/45 (a)		7,975	10,647,088
The Allstate Corp.:
6.13%, 5/15/67 (b)		500	535,000
6.50%, 5/15/67 (b)		2,300	2,512,750
American International Group, Inc.:
8.18%, 5/15/68 (b)		3,630	5,013,937
6.25%, 3/15/87		2,046	2,288,030

Preferred Securities	Par (000)		Value
Capital Trusts (concluded)
Insurance (concluded)
Aon PLC, 4.25%, 12/12/42	USD	1,500	$1,421,316
AXA SA:
6.38% (a)(b)(g)		16,000	17,320,000
6.46% (a)(b)(g)		6,000	6,405,000
Genworth Holdings, Inc.:
6.50%, 6/15/34		870	1,039,489
6.15%, 11/15/66 (b)		4,200	3,822,000
Hartford Financial Services Group, Inc., 8.13%, 6/15/68 (b)		2,350	2,773,000
Liberty Mutual Group, Inc.:
7.00%, 3/15/67 (a)(b)		2,150	2,279,000
7.80%, 3/07/87 (a)		24,575	29,121,375
Lincoln National Corp., 6.05%, 4/20/67 (b)		10	10,100
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		4,550	5,755,750
MetLife Capital Trust X, 9.25%, 4/08/68 (a)		6,200	8,897,000
MetLife, Inc., 6.40%, 12/15/66		500	560,400
Nationwide Financial Services, Inc., 6.75%, 5/15/67		900	944,437
Prudential Financial, Inc.:
5.88%, 9/15/42 (b)		6,675	7,225,687
5.20%, 3/15/44 (b)		5,000	5,075,000
8.88%, 6/15/68 (b)		3,000	3,660,000
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (b)		6,071	6,253,130
XL Group PLC, 6.50% (b)(g)		16,075	15,753,500
ZFS Finance USA Trust II, 6.45%, 12/15/65 (a)(b)		1,200	1,293,000

			140,605,989
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(g)		6,946	7,232,523
Multi-Utilities — 0.0%
Dominion Resources, Inc., 7.50%, 6/30/66 (b)		250	273,750
Oil, Gas & Consumable Fuels — 0.1%
DCP Midstream LLC, 5.85%, 5/21/43 (a)(b)		75	72,750
Enterprise Products Operating LLC, 7.03%, 1/15/68 (b)		5,035	5,733,606

			5,806,356
Road & Rail — 0.1%
BNSF Funding Trust I, 6.61%, 12/15/55 (b)		5,000	5,623,660
Total Capital Trusts — 5.2%			446,210,545

Preferred Stocks	Shares
Aerospace & Defense — 0.1%
United Technologies Corp., 7.50%, 8/01/15		190,000	11,270,800
Banks — 1.2%
BB&T Corp., 5.20% (g)		340,000	7,510,600
Citigroup, Inc., 6.88% (g)		400,000	10,748,000
Fifth Third Bancorp, 6.63%		80,000	2,152,800
First Republic Bank:
6.70% (g)		200,000	5,244,000
7.00% (g)		250,000	6,775,000
RBS Capital Funding Trust VII, Series G, 6.08% (g)		50,110	1,198,631
Regions Financial Corp., 6.38% (g)		113,800	2,818,826
Synovus Financial Corp., 7.88% (g)		200,000	5,566,000

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	35

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities	Shares		Value
Preferred Stocks (concluded)
Capital Markets (concluded)
Wells Fargo & Co., 5.85% (g)		2,565,000	$65,664,000

			107,677,857
Capital Markets — 0.6%
The Goldman Sachs Group, Inc.:
5.50% (g)		259,900	6,227,204
6.38% (g)		261,000	6,678,990
Morgan Stanley, 6.88% (g)		600	15,966,000
State Street Corp., 5.90% (g)		800,000	20,616,000

			49,488,194
Diversified Financial Services — 0.1%
GMAC Capital Trust I, 8.13%, 2/15/40		214,964	5,842,722
Electric Utilities — 0.3%
DTE Energy Co., 5.25%, 12/01/62		100,000	2,366,000
Duke Energy Corp., 5.13%, 1/15/73		150,000	3,508,500
Entergy Arkansas, Inc., 4.90%, 12/01/52		102,000	2,338,860
Entergy Mississippi, Inc., 6.00%, 5/01/51		170,000	4,273,800
Entergy Texas, Inc., 5.63%		200,000	5,012,000
SCE Trust I, 5.63% (g)		240,000	5,580,000
SCE Trust III, 5.75% (g)		126,560	3,276,638

			26,355,798
Insurance — 0.4%
The Allstate Corp.:
6.63% (g)		950,000	24,624,000
5.10%, 1/15/53		467,259	11,658,112

			36,282,112
Machinery — 0.0%
Stanley Black & Decker, Inc., 6.25%, 11/17/16		11,108	1,259,647
Real Estate Investment Trusts (REITs) — 0.2%
DDR Corp., 6.25% (g)		200,000	4,888,000
Firstar Realty LLC, 8.88% (g)		5,000	6,248,440
Public Storage, 5.20% (g)		60,000	1,348,200
SunTrust Real Estate Investment Corp., 9.00% (g)		15	1,816,903

			14,301,543
Total Preferred Stocks — 2.9%			252,478,673
Total Preferred Securities — 8.1%			698,689,218

Taxable Municipal Bonds — 0.0%	Par (000)
District of Columbia Water & Sewer Authority, 4.81%, 10/01/14	USD	100	103,238

U.S. Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations — 0.1%
Ginnie Mae, Series 2013-131, Class PA, 3.50%, 6/16/42	USD	6,303	$6,575,882
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac, Series 2013-KF02, Class B, 2.82%, 12/25/45		3,545	3,688,399
Interest Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2013-M5, Class X2, 2.52%, 12/25/25		3,398	405,350
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac:
Series K36, Class X1, 0.80%, 10/25/23		44,453	2,605,073
Series K714, Class X1, 0.76%, 10/25/20		60,499	2,332,459

			4,937,532
Mortgage-Backed Securities — 0.8%
Fannie Mae Mortgage-Backed Securities:
3.50%, 12/01/26		5,453	5,753,065
2.50%, 4/01/28-8/01/28		26,164	26,419,020
2.00%, 8/01/28		2,841	2,781,153
3.00%, 9/01/28-11/01/28		19,769	20,425,886
4.00%, 12/01/41		4,316	4,545,428
3.69%, 9/01/42 (b)		4,729	4,970,773
Freddie Mac Mortgage-Backed Securities, 4.00%, 7/01/26		1,836	1,959,359

			66,854,684
Total U.S. Government Sponsored Agency Securities — 1.0%			82,461,847

Total Long-Term Investments (Cost — $7,362,726,355) — 88.5%			7,582,375,211

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (i)(j)		1,147,600,983	1,147,600,983
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19%, (i)(j)(k)	USD	409,842	409,842,424
Total Short-Term Securities (Cost — $1,557,443,407) — 18.2%			1,557,443,407

Options Purchased
(Cost — $12,847,595) — 0.1%			14,643,114
Total Investments (Cost — $8,933,017,357) — 106.8%			9,154,461,732
Liabilities in Excess of Other Assets — (6.8)%			(584,156,223)

Net Assets — 100.0%			$8,570,305,509

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Non-income producing security.

(e)	Security, or a portion of security, is on loan.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(g)	Security is perpetual in nature and has no stated maturity date.

See Notes to Financial Statements.

36	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio

(h)	Convertible security.

(i)	Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at July 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at July 31, 2014	Value at July 31, 2014	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	81,063,181	1,066,537,802	[1]	—	1,147,600,983	$1,147,600,983	$77,759	—
BlackRock Liquidity Series, LLC, Money Market Series	—	$409,842,424	[1]	—	$409,842,424	$409,842,424	$1,968,417	—
iShares iBoxx $ High Yield Corporate Bond ETF	3,628,290	3,912,913		4,251,295	3,289,908	$304,119,096	$15,644,095	$(1,679,723)
iShares iBoxx $ Investment Grade Corporate Bond ETF	449,979	399,514		449,979	399,514	$47,362,385	$974,306	$(3,165,473)
iShares Intermediate Credit Bond ETF	661,075	—		661,075	—	—	$155,518	$(1,980,488)
iShares U.S. Preferred Stock ETF	2,538,287	395,465		1,194,585	1,739,167	$68,749,271	$4,392,074	$(1,699,245)

[1]	Represents net shares/beneficial interest purchased.

(j)	Represents the current yield as of report date.

(k)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
7	Canadian Government Bonds (10 Year)	Montreal	September 2014	USD	878,892	$13,257
4,437	E-Mini S&P 500 Futures	Chicago Mercantile	September 2014	USD	427,005,788	(11,256,465)
20	Euro-Buxl	Eurex	September 2014	USD	3,678,093	145,016
5	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2014	USD	687,031	5,475
1,991	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2014	USD	248,097,266	(1,024,275)
161	Ultra Treasury Bonds	Chicago Board of Trade	September 2014	USD	24,285,844	311,441
(17)	Euro-Bobl	Eurex	September 2014	USD	2,922,188	(22,747)
(23)	Euro-Bund	Eurex	September 2014	USD	4,557,807	(87,466)
(142)	Euro-Schatz	Eurex	September 2014	USD	21,041,403	(10,036)
(2,440)	Euro Dollar Futures	Chicago Mercantile	September 2014	USD	408,456,000	6,470,197
(5,988)	Euro STOXX 50 Index	Eurex	September 2014	USD	250,088,002	5,395,365
(19)	Gilt-British	NYSE Liffe	September 2014	USD	3,550,370	(50,711)
(10)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2014	USD	2,194,219	(301)
(394)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2014	USD	46,821,360	(50,758)
Total						$(162,008)

•	Forward foreign currency exchange contracts outstanding as of July 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,916,980	ZAR	41,773,809	BNP Paribas S.A.	8/01/14	$21,920
USD	6,231,286	ZAR	67,013,121	Goldman Sachs International	8/01/14	(17,130)
ZAR	108,786,930	USD	10,263,315	UBS AG	8/01/14	(119,838)
USD	133,391	EUR	98,000	BNP Paribas S.A.	8/05/14	2,162
USD	136,546	EUR	100,000	Deutsche Bank AG	8/05/14	2,639
USD	32,173,232	EUR	23,507,000	Deutsche Bank AG	8/05/14	695,736
USD	420,504	EUR	309,000	Westpac Banking Corp.	8/05/14	6,732
USD	21,446,619	GBP	12,511,000	Barclays Bank PLC	8/05/14	325,122

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	37

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio

•	Forward foreign currency exchange contracts outstanding as of July 31, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	188,718	GBP	110,000	Deutsche Bank AG	8/05/14	$3,012
USD	102,773	GBP	60,000	UBS AG	8/05/14	1,479
EUR	1,350,000	USD	1,834,738	Deutsche Bank AG	8/07/14	(26,983)
EUR	360,000	USD	482,468	JPMorgan Chase Bank N.A.	8/07/14	(400)
EUR	300,000	USD	407,817	Morgan Stanley & Co. International PLC	8/07/14	(6,094)
EUR	190,000	USD	256,908	Morgan Stanley & Co. International PLC	8/07/14	(2,483)
GBP	870,000	USD	1,490,287	Barclays Bank PLC	8/07/14	(21,548)
GBP	120,000	USD	204,164	Citibank N.A.	8/07/14	(1,579)
GBP	870,000	USD	1,490,246	Deutsche Bank AG	8/07/14	(21,508)
GBP	290,000	USD	496,683	Goldman Sachs International	8/07/14	(7,103)
GBP	310,000	USD	528,326	HSBC Bank PLC	8/07/14	(4,982)
GBP	280,000	USD	473,919	JPMorgan Chase Bank N.A.	8/07/14	(1,222)
USD	3,548,914	EUR	2,610,000	Barclays Bank PLC	8/07/14	53,920
USD	13,493	EUR	10,000	BNP Paribas S.A.	8/07/14	102
USD	40,800	EUR	30,000	BNP Paribas S.A.	8/07/14	628
USD	269,484	EUR	200,000	Citibank N.A.	8/07/14	1,668
USD	1,313,192	EUR	970,000	Citibank N.A.	8/07/14	14,286
USD	13,612	EUR	10,000	Deutsche Bank AG	8/07/14	222
USD	134,644	EUR	100,000	Deutsche Bank AG	8/07/14	736
USD	1,240,345	EUR	910,000	Deutsche Bank AG	8/07/14	21,784
USD	436,820	EUR	320,000	Goldman Sachs International	8/07/14	8,315
USD	541,282	EUR	400,000	HSBC Bank PLC	8/07/14	5,650
USD	147,836	EUR	110,000	Morgan Stanley & Co. International PLC	8/07/14	538
USD	59,035,349	EUR	43,200,000	Société Générale	8/07/14	1,187,180
USD	1,128,939	GBP	660,000	Barclays Bank PLC	8/07/14	14,723
USD	39,111,970	GBP	22,790,000	Deutsche Bank AG	8/07/14	637,762
USD	441,270	GBP	260,000	Morgan Stanley & Co. International PLC	8/07/14	2,337
USD	30,942,808	EUR	23,112,000	Deutsche Bank AG	9/04/14	(8,864)
USD	21,210,276	GBP	12,574,400	Barclays Bank PLC	9/08/14	(11,434)
CNH	17,735,941	USD	2,864,008	Goldman Sachs International	9/10/14	(2,763)
CNH	15,180,241	USD	2,434,272	JPMorgan Chase Bank N.A.	9/10/14	13,217
CNH	3,016,900	USD	479,718	UBS AG	9/10/14	6,982
SGD	67,457	USD	54,240	Royal Bank of Canada	9/10/14	(166)
USD	3,207,030	CNH	20,000,000	Bank of America N.A.	9/10/14	(19,464)
USD	401,305	CNH	2,523,808	Bank of America N.A.	9/10/14	(5,847)
USD	43,018,337	CNH	270,211,080	Barclays Bank PLC	9/10/14	(573,376)
USD	2,691,249	CNH	16,850,653	Barclays Bank PLC	9/10/14	(27,177)
USD	4,238,295	CNH	26,447,688	Citibank N.A.	9/10/14	(28,369)
USD	565,574	CNH	3,523,587	Citibank N.A.	9/10/14	(2,868)
USD	176,047	CNH	1,102,308	Citibank N.A.	9/10/14	(1,782)
USD	229,447	CNH	1,425,097	HSBC Bank PLC	9/10/14	(456)
USD	2,859,271	CNH	17,839,906	JPMorgan Chase Bank N.A.	9/10/14	(18,746)
USD	269,114	CNH	1,685,634	JPMorgan Chase Bank N.A.	9/10/14	(2,821)
USD	195,167	CNH	1,216,913	JPMorgan Chase Bank N.A.	9/10/14	(1,151)
USD	2,392,255	SGD	3,006,000	Bank of America N.A.	9/10/14	(17,371)
USD	123,221	SGD	153,902	JPMorgan Chase Bank N.A.	9/10/14	(148)

See Notes to Financial Statements.

38	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio

•	Forward foreign currency exchange contracts outstanding as of July 31, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,849,271	CAD	1,992,000	UBS AG	10/21/14	$26,003
USD	680,544	EUR	503,000	Citibank N.A.	10/21/14	6,809
USD	573,887	TRY	1,242,500	Deutsche Bank AG	10/21/14	4,333
USD	739,178	ZAR	8,042,000	UBS AG	10/21/14	(314)
ZAR	3,164,000	USD	294,770	UBS AG	10/21/14	(3,828)
USD	3,307,186	CLP	1,910,561,508	Royal Bank of Scotland PLC	10/22/14	(4,862)
USD	4,803,197	ZAR	51,662,222	Deutsche Bank AG	10/22/14	53,453
USD	10,123,301	ZAR	108,786,930	UBS AG	10/22/14	121,602
Total						$2,278,375

•	Exchange-traded options purchased as of July 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
S&P 500 Index	Call	USD	2,000	9/20/14	1,656	$1,275,120
S&P 500 Index	Put	USD	1,900	9/20/14	3,423	10,672,914
S&P 500 Index	Put	USD	1,875	9/20/14	1,110	2,695,080
Total						$14,643,114

•	OTC credit default swaps — buy protection outstanding as of July 31, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
Peoples Republic of China	1.00%	Barclays Bank PLC	3/20/19	USD	5,000	$(76,866)	$(18,471)	$(58,395)
Peoples Republic of China	1.00%	Barclays Bank PLC	3/20/19	USD	3,500	(53,806)	(16,029)	(37,777)
Russian Federation	1.00%	Bank of America N.A.	9/20/19	USD	890	52,185	44,086	8,099
Total						$(78,487)	$9,586	$(88,073)

•	OTC credit default swaps — sold protection outstanding as of July 31, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	12/20/18	CCC+	EUR	2,000	$183,208	$(25,755)	$208,963
Valero Energy Corp.	1.00%	Deutsche Bank AG	9/20/19	BBB	USD	740	3,859	3,153	706
Total							$187,067	$(22,602)	$209,669

[1]	Using Standard & Poor’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC interest rate swaps outstanding as of July 31, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.21%[1]	3-month JIBAR	Deutsche Bank AG	6/19/15[2]	6/19/16	ZAR	20,700	$2,020	—	$2,020
7.07%[1]	3-month JIBAR	Deutsche Bank AG	7/30/15[2]	7/30/16	ZAR	20,565	(1,904)	—	(1,904)
Total							$116	—	$116

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Forward swap.

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	39

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$299,384,776	$16,666,718	$316,051,494
Common Stocks	$1,450,405,787	680,066,712	—	2,130,472,499
Corporate Bonds	—	1,518,028,904	1,466,351	1,519,495,255
Equity-Linked Notes	—	1,192,453,822	—	1,192,453,822
Floating Rate Loan Interests	—	125,814,749	33,294,775	159,109,524
Foreign Government Obligations	—	32,840,327	—	32,840,327
Investment Companies	492,852,963	—	—	492,852,963
Non-Agency Mortgage-Backed Securities	—	923,594,909	32,782,055	956,376,964
Participation Notes	—	1,468,060	—	1,468,060
Preferred Securities	244,413,330	454,275,888	—	698,689,218
Taxable Municipal Bonds	—	103,238	—	103,238
U.S. Government Sponsored Agency Securities	—	82,461,847	—	82,461,847
Short-Term Securities	1,147,600,983	409,842,424	—	1,557,443,407
Options Purchased:
Equity Contracts	14,643,114	—	—	14,643,114
Total	$3,349,916,177	$5,720,335,656	$84,209,899	$9,154,461,732

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$217,768	—	$217,768
Foreign currency exchange contracts	—	3,241,052	—	3,241,052
Interest rate contracts	$12,340,751	2,020	—	12,342,771
Liabilities:
Credit contracts	—	(96,172)	—	(96,172)
Equity contracts	(11,256,465)	—	—	(11,256,465)
Foreign currency exchange contracts	—	(962,677)	—	(962,677)
Interest rate contracts	(1,246,294)	(1,904)	—	(1,248,198)
Total	$(162,008)	$2,400,087	—	$2,238,079

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation/ depreciation on the instrument.

See Notes to Financial Statements.

40	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock Multi-Asset Income Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$13,551,537	—	—	$13,551,537
Cash pledged for financial futures contracts	48,001,000	—	—	48,001,000
Foreign currency at value	11,698,789	—	—	11,698,789
Liabilities:
Foreign bank overdraft	—	$(14,384,943)	—	(14,384,943)
Collateral on securities loaned at value	—	(409,842,424)	—	(409,842,424)
Total	$73,251,326	$(424,227,367)	—	$(350,976,041)

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of July 31, 2013, securities with a value of $238,022,756 were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of July 31, 2014. Therefore, these securities were transferred from Level 2 to Level 1 during the year July 31, 2013 to July 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Equity- Linked Notes	Floating Rate Loan Interests	Non- Agency Mortgage- Backed Securities	Total
Assets:
Opening Balance, as of July 31, 2013	$102,630,863	—	$359,565,064	$21,261,374	—	$483,457,301
Transfers into Level 3	—	—	—	730,231	—	730,231
Transfers out of Level 3[1]	(68,513,043)	—	—	(7,699,944)	—	(76,212,987)
Accrued discounts/premiums	98,915	—	—	(25,174)	—	73,741
Net realized gain (loss)	530,430	—	(706,922)	37,112	—	(139,380)
Net change in unrealized appreciation/depreciation[2,3]	469,083	$13,543	(1,448,017)	(1,327,731)	$(4,410,306)	(6,703,428)
Purchases	22,624,623	1,452,808	—	35,252,486	37,192,361	96,522,278
Sales	(41,174,153)	—	(357,410,125)	(14,933,579)	—	(413,517,857)
Closing Balance, as of July 31, 2014	$16,666,718	$1,466,351	—	$33,294,775	$32,782,055	$84,209,899

Net change in unrealized appreciation/depreciation on investments still held at July 31, 2014[3]	$117,158	$13,543	—	$201,709	$(4,410,306)	$(4,077,896)

[1]

As of July 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of July 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $76,212,987 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at July 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	41

Statement of Assets and Liabilities

July 31, 2014

Assets
Investments at value — unaffiliated (including securities loaned at value of $396,476,420) (cost — $6,957,224,844)	$7,176,787,573
Investments at value — affiliated (cost — $1,975,792,513)	1,977,674,159
Cash	13,551,537
Cash pledged for financial futures contracts	48,001,000
Foreign currency at value (cost — $11,720,590)	11,698,789
Variation margin receivable on financial futures contracts	4,358,923
Investments sold receivable	35,119,720
Swaps premiums paid	47,239
Unrealized appreciation on forward foreign currency exchange contracts	3,241,052
Unrealized appreciation on OTC swaps	219,788
Capital shares sold receivable	48,924,845
Interest receivable	38,644,393
Dividends receivable	8,055,911
Receivable from Manager	632,778
Securities lending income receivable — affiliated	490,659
Prepaid expenses	169,530

Total assets	9,367,617,896

Liabilities
Foreign bank overdraft (cost — $14,588,278)	14,384,943
Collateral on securities loaned at value	409,842,424
Variation margin payable on financial futures contracts	9,053,442
Swaps premiums received	60,255
Investments purchased payable	321,591,252
Unrealized depreciation on forward foreign currency exchange contracts	962,677
Unrealized depreciation on OTC swaps	98,076
Income dividends payable	8,923,493
Capital shares redeemed payable	24,517,207
Investment advisory fees payable	3,133,911
Service and distribution fees payable	2,407,911
Other affiliates payable	248,589
Officer’s and Trustees’ fees payable	8,756
Other accrued expenses payable	2,079,451

Total liabilities	797,312,387

Net Assets	$8,570,305,509

Net Assets Consist of
Paid-in capital	$8,327,421,675
Undistributed net investment income	13,219,972
Undistributed net realized gain	5,859,142
Net unrealized appreciation/depreciation	223,804,720

Net Assets	$8,570,305,509

Net Asset Value
Institutional — Based on net assets of $3,776,800,682 and 329,781,383 shares outstanding, unlimited shares authorized, $0.001 par value	$11.45

Investor A — Based on net assets of $2,515,567,441 and 219,899,150 shares outstanding, unlimited shares authorized, $0.001 par value	$11.44

Investor C — Based on net assets of $2,277,937,386 and 199,372,206 shares outstanding, unlimited shares authorized, $0.001 par value	$11.43

See Notes to Financial Statements.

42	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Statement of Operations

Year Ended July 31, 2014

Investment Income
Interest	$260,618,073
Dividends — unaffiliated	85,994,300
Dividends — affiliated	21,243,752
Securities lending — affiliated — net	1,968,417
Other income — affiliated	271,565
Foreign taxes withheld	(4,615,796)

Total income	365,480,311

Expenses
Investment advisory	32,676,508
Service and distribution — class specific	21,715,788
Transfer agent — class specific	4,478,662
Administration	3,551,916
Registration	918,955
Administration — class specific	757,784
Custodian	413,876
Professional	281,483
Printing	167,588
Officer and Trustees	110,137
Miscellaneous	163,122

Total expenses	65,235,819
Less fees waived by Manager	(4,364,270)
Less administration fees waived — class specific	(757,784)
Less transfer agent fees waived — class specific	(36,173)
Less transfer agent fees reimbursed — class specific	(4,273,898)

Total expenses after fees waived and/or reimbursed	55,803,694

Net investment income	309,676,617

Realized and Unrealized Gain
Net realized gain (loss) from:
Investments — unaffiliated	31,410,642
Investments — affiliated	(8,524,929)
Options written	3,191,759
Financial futures contracts	(10,790,328)
Swaps	141,992
Foreign currency transactions	(3,650,977)

11,778,159

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	188,560,499
Investments — affiliated	2,253,706
Financial futures contracts	(147,884)
Swaps	114,789
Foreign currency translations	1,947,377

192,728,487

Net realized and unrealized gain	204,506,646

Net Increase in Net Assets Resulting from Operations	$514,183,263

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	43

Statements of Changes in Net Assets

	Year Ended July 31,
Increase in Net Assets:	2014	2013

Operations
Net investment income	$309,676,617	$91,781,576
Net realized gain	11,778,159	3,762,989
Net change in unrealized appreciation/depreciation	192,728,487	19,691,968

Net increase in net assets resulting from operations	514,183,263	115,236,533

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(133,510,723)	(35,234,223)
Investor A	(95,454,423)	(29,726,369)
Investor C	(71,046,776)	(22,105,846)
Net realized gain:
Institutional	(3,941,008)	(268,609)
Investor A	(3,123,115)	(265,787)
Investor C	(2,739,819)	(237,776)

Decrease in net assets resulting from dividends and distributions to shareholders	(309,815,864)	(87,838,610)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,151,640,973	3,606,643,079

Net Assets
Total increase in net assets	4,356,008,372	3,634,041,002
Beginning of year	4,214,297,137	580,256,135

End of year	$8,570,305,509	$4,214,297,137

Undistributed net investment income, end of year	$13,219,972	$756,215

[1]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Financial Highlights

	Institutional					Investor A
	Year Ended July 31,					Year Ended July 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$11.03	$10.54	$10.13	$9.26	$8.38	$11.01	$10.53	$10.13	$9.25	$8.37

Net investment income[1]	0.61	0.54	0.53	0.32	0.39	0.58	0.51	0.50	0.29	0.37
Net realized and unrealized gain	0.42	0.48	0.28	0.90	0.85	0.43	0.47	0.28	0.91	0.85

Net increase from investment operations	1.03	1.02	0.81	1.22	1.24	1.01	0.98	0.78	1.20	1.22

Dividends and distributions from:[2]
Net investment income	(0.59)	(0.52)	(0.40)	(0.35)	(0.36)	(0.56)	(0.49)	(0.38)	(0.32)	(0.34)
Net realized gain	(0.02)	(0.01)	—	—	—	(0.02)	(0.01)	—	—	—

Total dividends and distributions	(0.61)	(0.53)	(0.40)	(0.35)	(0.36)	(0.58)	(0.50)	(0.38)	(0.32)	(0.34)

Net asset value, end of year	$11.45	$11.03	$10.54	$10.13	$9.26	$11.44	$11.01	$10.53	$10.13	$9.25

Total Return[3]
Based on net asset value	9.52%	9.82%	8.22%	13.36%	15.06%	9.35%	9.45%	7.89%	13.16%	14.82%

Ratios to Average Net Assets
Total expenses	0.70%[4]	0.77%[4]	0.85%[5]	2.62%[6]	4.47%[7]	0.95%[4]	1.02%[4]	1.12%[5]	2.90%[6]	4.83%[7]

Total expenses after fees waived and/or reimbursed	0.55%[4]	0.55%[4]	0.55%[5]	0.55%[6]	0.55%[7]	0.80%[4]	0.80%[4]	0.80%[5]	0.80%[6]	0.80%[7]

Net investment income	5.37%[4]	4.86%[4]	5.10%[5]	3.24%[6]	4.29%[7]	5.10%[4]	4.59%[4]	4.73%[5]	2.89%[6]	4.11%[7]

Supplemental Data
Net assets, end of year (000)	$3,776,801	$1,624,573	$204,777	$2,848	$2,280	$2,515,567	$1,375,765	$191,738	$2,817	$749

Portfolio turnover rate	146%	123%	94%	11%	12%	146%	123%	94%	11%	12%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[5]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.25%.

[7]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.29%.

See Notes to Financial Statements.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	45

Financial Highlights (concluded)

	Investor C
	Year Ended July 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.00	$10.52	$10.13	$9.23	$8.36

Net investment income[1]	0.49	0.42	0.42	0.22	0.30
Net realized and unrealized gain	0.43	0.48	0.28	0.90	0.85

Net increase from investment operations	0.92	0.90	0.70	1.12	1.15

Dividends and distributions from:[2]
Net investment income	(0.47)	(0.41)	(0.31)	(0.22)	(0.28)
Net realized gain	(0.02)	(0.01)	—	—	—

Total dividends and distributions	(0.49)	(0.42)	(0.31)	(0.22)	(0.28)

Net asset value, end of year	$11.43	$11.00	$10.52	$10.13	$9.23

Total Return[3]
Based on net asset value	8.54%	8.62%	7.10%	12.32%	13.91%

Ratios to Average Net Assets
Total expenses	1.71%[4]	1.76%[4]	1.85%[5,6]	3.69%[7]	5.54%[8]

Total expenses after fees waived and/or reimbursed	1.55%[4]	1.55%[4]	1.55%[5]	1.55%[7]	1.55%[8]

Net investment income	4.34%[4]	3.83%[4]	3.99%[5]	2.21%[7]	3.36%[8]

Supplemental Data
Net assets, end of year (000)	$2,277,937	$1,213,960	$183,741	$2,387	$1,537

Portfolio turnover rate	146%	123%	94%	11%	12%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[5]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.

[6]	Includes recoupment of past waived fees. Excluding recoupment of past waived fees for the year ended July 31, 2012, the ratio would have been 1.84%.

[7]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.25%.

[8]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.29%.

See Notes to Financial Statements.

46	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Multi-Asset Income Portfolio (the “Fund”) is a series of the Trust and is classified as non-diversified. The Fund generally will invest a portion of its assets in other registered investment companies, some of which may be managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Fund. By owning shares of other registered investment companies, the Fund indirectly invests, to varying degrees, in equity securities, fixed income securities and cash or money market instruments. In addition, the other registered investment companies may invest in derivatives.

The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	47

Notes to Financial Statements (continued)

is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, swaps and options written) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

48	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro-rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	49

Notes to Financial Statements (continued)

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Equity-Linked Notes: The Fund may invest in equity-linked notes to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, the Fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, the Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The daily change in value is included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations. Interest accruals are included in interest income in the Statement of Operations. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been

50	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Notes to Financial Statements (continued)

met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	51

Notes to Financial Statements (continued)

defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$138,684,962	$(138,684,962)	—
JP Morgan Securities LLC	132,965,696	(132,965,696)	—
Morgan Stanley	124,825,762	(124,825,762)	—
Total	$396,476,420	$(396,476,420)	—

[1]

Collateral with a value of $409,842,424 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the

52	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Notes to Financial Statements (continued)

time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the year ended July 31, 2014 were as follows:

	Puts
	Contracts	Premiums Received

Outstanding options, beginning of period	—	—
Options written	3,000	$5,090,880
Options closed	(3,000)	(5,090,880)

Outstanding options, end of period	—	—

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	53

Notes to Financial Statements (continued)

pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps	$12,342,771	$1,248,198
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	3,241,052	962,677
Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received	265,007	156,427
Equity contracts	Net unrealized appreciation/depreciation[1]; Investments at value — unaffiliated[2]	14,643,114	11,256,465
Total		$30,491,944	$13,623,767

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended July 31, 2014
	Net Realized Gain (Loss) from	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$10,964,397	$7,870,119
Swaps	(14,485)	(6,807)
Foreign currency exchange contracts:
Foreign currency transactions/translations	(5,830,862)	2,298,292
Credit contracts:
Swaps	156,477	121,596
Equity contracts:
Financial futures contracts	(21,754,725)	(8,018,003)
Options[3]	(6,898,958)	5,976,891

Total	$(23,378,156)	$8,242,088

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended July 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	1,981
Average number of contracts sold	4,041
Average notional value of contracts purchased	$230,756,957
Average notional value of contracts sold	$358,494,191
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	30
Average number of contracts - USD sold	13

54	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Notes to Financial Statements (continued)

Average U.S. dollar amounts purchased	$230,769,415
Average U.S. dollar amounts sold	$40,818,875
Options:
Average number of option contracts purchased	109,255,697
Average notional amount of option contracts purchased	$919,301,810
Credit default swaps:
Average number of contracts - buy protection	1
Average number of contracts - sell protection	2
Average notional amount - buy protection	$4,472,500
Average notional amount - sell protection	$3,079,524
Interest rate swaps:
Average number of contracts - pays fixed rate	1
Average notional amount - pays fixed rate	$962,068

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreements with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	55

Notes to Financial Statements (continued)

As of July 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$4,358,923	$9,053,442
Forward foreign currency exchange contracts	3,241,052	962,677
Options[1]	14,643,114	—
Swaps - OTC[2]	267,027	158,331

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$22,510,116	$10,174,450
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(19,002,037)	(9,053,442)

Total derivative assets and liabilities subject to an MNA	$3,508,079	$1,121,008

[1]	Includes options purchased at value which are included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of July 31, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$52,185	$(42,682)	—	—	$9,503
Barclays Bank PLC	393,765	(393,765)	—	—	—
BNP Paribas S.A.	24,812	—	—	—	24,812
Citibank N.A.	22,763	(22,763)	—	—	—
Credit Suisse International	208,963	(25,755)	—	—	183,208
Deutsche Bank AG	1,425,556	(59,259)	—	—	1,366,297
Goldman Sachs International	8,315	(8,315)	—	—	—
HSBC Bank PLC	5,650	(5,438)	—	—	212
JPMorgan Chase Bank N.A.	13,217	(13,217)	—	—	—
Morgan Stanley & Co. International PLC	2,875	(2,875)	—	—	—
Société Générale	1,187,180	—	—	—	1,187,180
UBS AG	156,066	(123,980)	—	—	32,086
Westpac Banking Corp.	6,732	—	—	—	6,732

Total	$3,508,079	$(698,049)	—	—	$2,810,030

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

56	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$42,682	$(42,682)	—	—	—
Barclays Bank PLC	764,207	(393,765)	—	—	370,442
Citibank N.A.	34,598	(22,763)	—	—	$11,835
Credit Suisse International	25,755	(25,755)	—	—	—
Deutsche Bank AG	59,259	(59,259)	—	—	—
Goldman Sachs International	26,996	(8,315)	—	—	18,681
HSBC Bank PLC	5,438	(5,438)	—	—	—
JPMorgan Chase Bank N.A.	24,488	(13,217)	—	—	11,271
Morgan Stanley & Co. International PLC	8,577	(2,875)	—	—	5,702
Royal Bank of Canada	166	—	—	—	166
Royal Bank of Scotland PLC	4,862	—	—	—	4,862
UBS AG	123,980	(123,980)	—	—	—

Total	$1,121,008	$(698,049)	—	—	$422,959

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, based on the average daily net assets that is attributable to the Fund’s direct investments in fixed income and equity securities and instruments, including ETFs advised by the Manager or other investment advisors, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisors) and excludes investments in other BlackRock equity and/or fixed income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.600%
$1 Billion - $2 Billion	0.550%
$2 Billion - $3 Billion	0.525%
Greater than $3 Billion	0.500%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended July 31, 2014, the amount waived was $152,750.

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL, BNA and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective March 21, 2014, BNA replaced BlackRock (Hong Kong) Limited as sub-advisor. Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”) and BlackRock Investment Management, LLC (“BIM”) each served as a sub-advisor to the Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreements between the Manager and each of BFM and BIM, with respect to the Fund, expired.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	57

Notes to Financial Statements (continued)

relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Investor A	Investor C	Total
$4,816,817	$16,898,971	$21,715,788

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2014, the Fund paid $4,948 to affiliates of BlackRock in return for these services to Institutional shareholders, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$6,289	$14,929	$14,955	$36,173

For the year ended July 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$1,756,228	$1,412,243	$1,310,191	$4,478,662

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the Statement of Operations, is paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended July 31, 2014, the Fund paid $3,044,650 to the Manager in return for these services, which is included in administration and administration — class specific in the Statement of Operations.

For the year ended July 31, 2014, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$277,495	$246,016	$234,273	$757,784

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class, which are included in administration fees waived — class specific in the Statement of Operations.

58	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.55% for Institutional Shares, 1.80% for Investor A Shares and 2.55% for Investor C Shares. This agreement will automatically renew on December 1 of each year for an additional year until December 1, 2023, unless terminated earlier by the Board, including a majority of the Independent Trustees.

In addition, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 0.55% for Institutional Shares, 0.80% for Investor A Shares and 1.55% for Investor C Shares. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2014, unless approved by the Board, including a majority of the Independent Trustees.

These amounts waived or reimbursed, are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statement of Operations. For the year ended July 31, 2014, the Manager waived $4,211,520 of investment advisory fees, which is included in fees waived by Manager.

Class specific expense waivers or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waived	$277,495	$246,016	$234,273	$757,784
Transfer Agent Fees Waived	$6,289	$14,929	$14,955	$36,173
Transfer Agent Fees Reimbursed	$1,720,306	$1,360,600	$1,192,992	$4,273,898

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On July 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Fund Level	Institutional	Investor A	Investor C
07/31/2015	$2,650,183	$680,163	$625,368	$507,786
07/31/2016	$4,211,520	$2,004,090	$1,621,545	$1,442,220

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on July 31, 2014:

Fund Level	Institutional	Investor A	Investor C
$321,646	$52,557	$47,462	$38,989

For the year ended July 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $998,835.

For the year ended July 31, 2014, affiliates received CDSCs in the amount of $257,317 and $476,385 for the Fund’s Investor A and Investor C Shares, respectively.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	59

Notes to Financial Statements (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 75% of securities lending income (commencing January 1, 2015, the amount the Fund will retain is expected to change to 70% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 (the “Hurdle Date”), the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 80% of securities lending income (following any Hurdle Date after January 1, 2015, the Fund will retain 75% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended July 31, 2014, the Fund paid BIM $591,081 for securities lending agent services.

The Fund recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statement of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer which is included in officer and trustees in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended July 31, 2014, the purchase and sale transactions from an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $52,966,550 and $13,134,553, respectively.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2014 were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$12,003,316,599	$8,868,189,117	*
U.S. Government Securities	$112,433,216	$148,213,039

*	Includes paydowns.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended July 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2014, the following permanent differences attributable to the accounting for swap agreements, the classification of investments, foreign currency transactions, income recognized from investments in partnerships and fees paid on trade settlements were reclassified to the following accounts:

Paid-in capital	$(6,804)
Undistributed net investment income	$2,799,062
Undistributed net realized gain	$(2,792,258)

60	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	7/31/14	7/31/13
Ordinary income	$308,312,071	$87,510,580
Long-term capital gains	1,503,793	328,030

Total	$309,815,864	$87,838,610

As of July 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$28,149,735
Undistributed long-term capital gains	5,532,958
Net unrealized gains[1]	209,201,141

Total	$242,883,834

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies, the classification of investments and dividend income recognized for tax purposes.

As of July 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$8,933,703,439

Gross unrealized appreciation	$310,279,070
Gross unrealized depreciation	(89,520,777)

Net unrealized appreciation	$220,758,293

8. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended July 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	61

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Value	Shares	Value
Institutional
Shares sold	226,939,612	$2,572,545,200	139,246,480	$1,535,338,119
Shares issued in reinvestment of dividends and distributions	9,685,319	110,117,292	2,453,514	27,074,990
Shares redeemed	(54,190,824)	(612,122,952)	(13,779,326)	(152,108,994)

Net increase	182,434,107	$2,070,539,540	127,920,668	$1,410,304,115

Investor A
Shares sold	132,241,160	$1,496,109,587	118,050,453	$1,299,687,566
Shares issued in reinvestment of dividends and distributions	8,134,198	92,278,906	2,496,215	27,509,003
Shares redeemed	(45,398,835)	(514,108,559)	(13,835,230)	(152,619,759)

Net increase	94,976,523	$1,074,279,934	106,711,438	$1,174,576,810

Investor C
Shares sold	102,282,841	$1,156,311,970	96,311,556	$1,059,406,893
Shares issued in reinvestment of dividends and distributions	5,771,293	65,402,655	1,766,521	19,437,518
Shares redeemed	(19,046,794)	(214,893,126)	(5,186,333)	(57,082,257)

Net increase	89,007,340	$1,006,821,499	92,891,744	$1,021,762,154

Total Net Increase	366,417,970	$4,151,640,973	327,523,850	$3,606,643,079

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

62	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and the Shareholders of BlackRock Multi-Asset Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Multi-Asset Income Portfolio (the “Fund”), a series of BlackRock Funds II, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Multi-Asset Income Portfolio of BlackRock Funds II as of July 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 24, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Multi-Asset Income Portfolio during the fiscal year ended July 31, 2014:

Payable Dates	Qualified Dividend Income for Individuals	Dividends Qualifying for the Dividends Received Deduction for Corporations	Interest Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents[1]
August 2013 - July 2014	—	9.58%	—
August 2013 - December 2013	39.33%	—	43.33%
January 2014 - July 2014	12.70%	—	30.60%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.003030 per share to shareholders of record on December 19, 2013.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	63

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Multi-Asset Income Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock International Limited; (b) BlackRock (Singapore) Limited; and (c) BlackRock Asset Management North Asia Limited (collectively, the “Sub-Advisors”), respectively, with respect to the Fund. At the May Meeting, it was noted that the sub-advisory agreements between the Manager and each of BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC, respectively, with respect to the Fund, would expire effective July 1, 2014. It was also noted that the non-renewal of the impacted sub-advisory agreements would not result in any change in the nature or quality of services provided to the Fund, or in the portfolio management team that serves the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel

64	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel,

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, first and second quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period and noted that they will monitor the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund:

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and

66	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2015, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	67

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis, plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s, Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 97 Portfolios	None

68	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None

[1]     The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]     Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[3]     Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None
Laurence D. Fink 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios	None

[4]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	69

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principle of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, Scotland EH3 8BL	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	BlackRock Asset Management North Asia Limited Hong Kong	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	BlackRock (Singapore) Limited 079912 Singapore

70	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http:// www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	71

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

72	BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternative Strategies Fund
BlackRock Strategic Risk Allocation Fund	LifePath® Portfolios
	Retirement	2040
BlackRock Prepared Portfolios	2020	2045
Conservative Prepared Portfolio	2025	2050
Moderate Prepared Portfolio	2030	2055
Growth Prepared Portfolio	2035
Aggressive Growth Prepared Portfolio

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK MULTI-ASSET INCOME PORTFOLIO	JULY 31, 2014	73

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MAIP-7/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Dividend Portfolio	$34,488	$33,613	$0	$0	$15,100	$18,100	$0	$0
BlackRock Multi-Asset Income Portfolio	$48,838	$44,113	$0	$0	$15,100	$15,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Dividend Portfolio	$15,100	$18,100
BlackRock Multi-Asset Income Portfolio	$15,100	$15,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	October 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	October 1, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date:	October 1, 2014